UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Tesco Corporation

(Name of Registrant as Specified In Its Charter)

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TESCO CORPORATION

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS

To Be Held On May 20, 2008

PROXY STATEMENT

April 14, 2008

TESCO CORPORATION

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS

To Be Held May 20, 2008

NOTICE IS HEREBY GIVEN that the annual general and special meeting (the “Meeting”) of the shareholders of Tesco Corporation (the “Corporation”) will be held at the Crowne Plaza Houston Northwest, 12801 Northwest Freeway, Houston, Texas 77040 USA, on May 20, 2008 at 2:30 p.m. (Houston time) for the following purposes:

1.	to receive the consolidated financial statements of the Corporation for the year ended December 31, 2007 and the report of the auditors thereon;

2.	to elect directors of the Corporation for the ensuing year or until their successors are elected or appointed (“Proposal One”);

3.

to consider and, if thought appropriate, approve a resolution to continue the Corporation’s shareholder rights plan under an amended and restated shareholder rights plan agreement and to approve the amended and restated shareholder rights plan agreement (“Proposal Two”);

4.	to appoint PricewaterhouseCoopers LLP, a national public accounting firm, as our independent auditors at a remuneration to be determined by our board of directors (“Proposal Three”); and

5.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Information with respect to the foregoing matters is set forth in the accompanying proxy materials dated April 14, 2008.

Only shareholders of record at the close of business on April 7, 2008 will be entitled to notice of and to vote at the Meeting, except that a transferee of Common Shares after such record date may, not later than 10 days before the Meeting, establish a right to vote at the Meeting by providing evidence of ownership of Common Shares and demanding that his or her name be placed on the shareholder list for the Meeting in place of the transferor.

It is important that your shares be represented at the Meeting regardless of the size of your holdings. Whether or not you plan to attend the Meeting in person, please vote your shares by signing, dating and returning the enclosed proxy card as promptly as possible. A postage-paid envelope is enclosed if you wish to vote your shares by mail. You may mail your proxy card to or deposit it with the Secretary of the Corporation, c/o Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, in the enclosed envelope provided for that purpose or by facsimile at (866) 249-7775 or (416) 263-9524. If you hold shares in your own name as a holder of record and vote your shares by mail prior to the Meeting, you may revoke your proxy by any one of the methods described herein if you choose to vote in person at the Meeting. Voting promptly saves us the expense of a second mailing.

In order to be valid, all instruments of proxy must be completed, dated, signed and received by Computershare Trust Company of Canada not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment thereof. The Corporation may refuse to recognize any instrument of proxy received after that time. A proxyholder need not be a shareholder.

DATED at Houston, Texas this 14th day of April, 2008.

By Order of the Board of Directors

James A. Lank
Corporate Secretary

3993 West Sam Houston Parkway North, Suite 100

Houston, Texas, United States 77043

i

TESCO CORPORATION

3993 West Sam Houston Parkway North, Suite 100

Houston, Texas, United States 77043

PROXY STATEMENT

ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS

To Be Held May 20, 2008

General Information Concerning This Proxy Solicitation

This proxy statement, together with the enclosed instrument of proxy, is solicited by and on behalf of the management of Tesco Corporation, an Alberta corporation (the “Corporation”), and its board of directors (the “Board”) for use at the annual general and special meeting (the “Meeting”) of the holders of common shares (“Common Shares”) of the Corporation to be held at the Crowne Plaza Houston Northwest, 12801 Northwest Freeway, Houston, Texas 77040 USA, on May 20, 2008 at 2:30 p.m. (Houston time), as well as at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General and Special Meeting of Shareholders (the “Notice of Meeting”). The Corporation’s management and the Board are requesting that you allow your Common Shares to be represented and voted at the Meeting by the proxies named on the enclosed instrument of proxy. “We,” “our,” “us,” “Tesco,” and the “Corporation” each refers to Tesco Corporation.

Solicitation of proxies by mail is expected to commence on or about April 14, 2008 (the approximate date this proxy statement and accompanying proxy card were first sent to shareholders). The Corporation will bear the cost of the solicitation. In addition to solicitation by mail, certain of the directors, officers and regular employees of the Corporation may, without extra compensation, solicit proxies by telephone, facsimile, electronic and written communication and personal interview. The Corporation will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and the Corporation will reimburse them for postage and clerical expenses.

In order to be valid, all instruments of proxy must be completed, dated, signed and received by the Secretary of the Corporation, c/o Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or by facsimile at (866) 249-7775 or (416) 263-9524 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment thereof. The Corporation may refuse to recognize any instrument of proxy received after that time.

A number of banks and brokerage firms participate in a program that also permits shareholders to direct their vote by the Internet or telephone. This option is not offered by the Corporation itself but should be reflected on the voting form from a bank or brokerage firm that accompanies this proxy statement. If your Common Shares are held in an account at a bank or brokerage firm that participates in such a program, you may direct the vote of these Common Shares by the Internet or telephone by following the instructions on the voting form enclosed with the proxy from the bank or brokerage firm. See below under the caption “Information about Voting – Advice to Beneficial Holders of Common Shares.”

Appointment of Proxyholders

The nominees for proxyholder named on the enclosed instrument of proxy are officers of the Corporation. Each shareholder has the right to appoint an alternative proxyholder, who need not be a shareholder, to attend and act on his behalf at the Meeting instead of the nominees named in the enclosed instrument of proxy. To exercise such right, either the names of the nominees should be crossed out (such deletion to be initialed by the person or officer signing the instrument of proxy) and the name of the shareholder’s appointee should be legibly printed in the blank space provided for that purpose in the enclosed instrument of proxy or another appropriate form of proxy should be completed.

Signature on Proxy

To be valid, the enclosed instrument of proxy or other appropriate form of proxy must be signed by the shareholder or his attorney duly authorized in writing or, if the shareholder is a corporation, the instrument of proxy should be signed in its corporate name by an officer or attorney thereof duly authorized in writing. An instrument of proxy signed by a person acting as attorney or in some other representative capacity (executor, administrator, trustee, etc.) should reflect such person’s title or capacity following his signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been provided to the Corporation).

Information About Voting

Quorum

A quorum will be present if at least two persons are present, in person or by proxy, at the Meeting, together holding or representing thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Corporation entitled to vote at the meeting. If you have returned an instrument of proxy or if you hold your Common Shares in your own name as a holder of record and attend the Meeting in person, your Common Shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Meeting may be adjourned by the vote of a majority of the Common Shares represented at the Meeting until a quorum has been obtained.

Vote Required

As of April 7, 2008 there were 36,882,108 Common Shares issued and outstanding, each carrying the right to one vote per share. Each of Proposals One, Two and Three must be approved by the affirmative vote of a majority of votes cast by the holders of Common Shares at the Meeting. There will be no cumulative voting in the election of directors.

Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted FOR each of the Proposals described in the Notice of Meeting.

The accompanying instrument of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment thereof but does not confer authority to vote for the election of any person as a director of the Corporation other than for those persons named in this proxy statement. At the time of printing this proxy statement, our management knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. If any other business or amendments or variations to the matters identified in the Notice of Meeting properly come before the Meeting then the persons named in the enclosed instrument of proxy will vote on such matters in accordance with their best judgment.

Effect of Abstentions, Withheld Votes and Broker Non-Votes

For a number of the proposals on the attached instrument of proxy, you have the option of abstaining or withholding your vote. Intermediaries will return your proxy as a broker “non-vote” if the intermediary does not receive voting instructions from you. If you abstain or withhold votes or your shares are treated as broker non-votes your shares will still be counted for purposes of establishing a quorum. If you elect to withhold your vote for a given Proposal, such election will have the effect of voting against that Proposal. An abstention or broker non-vote will not be counted as a vote cast and will not affect the outcome of the vote for any given proposal.

Record Date

The Corporation has prepared, as of the close of business on April 7, 2008 (the “Record Date”), a list of registered shareholders entitled to receive notice of the Meeting and the number of Common Shares held by each such shareholder. A shareholder named in the list is entitled to vote the Common Shares shown opposite their name at the Meeting except to the extent that such shareholder has transferred the ownership of their Common Shares after the Record Date and the transferee of those Common Shares establishes that they own the Common Shares and demands, not later than 10 days before the Meeting, that their name be substituted for that of the transferor of such Common Shares (with respect only to the Common Shares transferred), in which case the transferee is entitled to vote the Common Shares so transferred at the Meeting instead of the transferor. The register of transfers will not be closed.

For a period commencing 10 days after the Record Date, a complete list of shareholders entitled to vote at the Meeting will be available for inspection during ordinary business hours at the Corporation’s executive offices at 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043, and at the Corporation’s Calgary, Alberta offices at 6204 – 6A Street SE, Calgary, Alberta, Canada T2H 2B7, by shareholders of record for proper purposes, or at the Meeting.

Revocation of Proxies

Proxies may be revoked at any time prior to the exercise thereof by: (a) depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing either (i) at the registered office of the Corporation at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the chair of the Meeting on the day of the Meeting or any adjournment thereof, or (b) in any other manner permitted by law.

Advice to Beneficial Holders of Common Shares

If your Common Shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered, or “beneficial,” shareholder. Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our beneficial shareholders. Intermediaries often use a service company, such as Broadridge Financial Solutions, Inc. (“Broadridge”) to forward meeting materials to beneficial shareholders. If you are a beneficial shareholder, you can vote your Common Shares by proxy through your intermediary or at the Meeting if you appoint yourself as proxy.

Internet Voting. If your intermediary is registered with Broadridge, whom we have retained to manage beneficial shareholder Internet voting, you may vote over the Internet by accessing www.proxyvote.com and following the proxy login and voting instructions.

Voting through Intermediaries. A beneficial shareholder who does not vote by Internet will usually be given a voting instruction form by their intermediary which must be submitted by the beneficial shareholder in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s own Internet website). Occasionally, a beneficial shareholder may be given a form of proxy that has been signed by the intermediary and which is restricted to the number of shares owned by the beneficial shareholder but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareholder. In this case, you can complete the form of proxy and vote by mail or facsimile only, in the same manner as described above.

Voting in Person. A beneficial shareholder who receives a form of proxy or a voting instruction form from their intermediary who wishes to attend and vote at the Meeting in person (or have another person attend and vote on their behalf), should strike out the proxyholders named in the form of proxy and insert the beneficial shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions provided by the intermediary.

In all cases, beneficial shareholders should carefully follow the instructions provided by the intermediary.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the meeting.

There are two types of beneficial shareholders: (i) those who object to their name being made known to the issuers of the securities that they own (“OBOs” or “Objecting Beneficial Owners”); and (ii) those that do not object to their name being made known to the issuers of the securities that they own (“NOBOs” or “Non-Objecting Beneficial Owners”). The Corporation has elected to deliver proxy-related materials directly to its NOBOs (rather than through Broadridge or another intermediary established by their broker or agent). As a result, NOBOs can expect to receive a form of proxy directly from Computershare. These proxies should be completed and returned to Computershare in the envelope provided for that purpose. OBOs will continue to receive their proxy-related materials from Broadridge or another intermediary and their proxy will be returned to the intermediary rather than to Computershare.

MATTERS TO BE ACTED UPON AT THE MEETING

PROPOSAL ONE – Election of Directors

One of the purposes of the Meeting is to elect directors to hold office until the next annual general meeting of shareholders and until their successors have been elected and qualified. There are presently nine directors of the Corporation each of whose term of office will expire at the Meeting. Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for the nominees for director, as well as the month and year each nominee was first elected as one of our directors. The following information has been obtained from the Corporation’s records or from the nominees directly as of March 31, 2008. For further information concerning the nominees, see “Statement of Corporation Governance Practices” and “Security Ownership of Management and Certain Beneficial Owners” included elsewhere in this Proxy Statement.

The Board recommends a vote FOR all nominees.

Nominees for Director

Name and Occupation	Age	Description
Fred J. Dyment Independent Businessman	59

Mr. Dyment has served on our Board since August 1996. He sits on the Audit and Corporate Governance and Nominating Committees. He retired from Maxx Petroleum Ltd. in May 2001 after serving as that company’s President and Chief Executive Officer since September 2000. Prior to that, Mr. Dyment was the President and Chief Executive Officer of Ranger Oil Limited. He serves on the boards of directors for ARC Energy Trust, ZCL Composites Inc., TransGlobe Energy Corporation and is Executive Chairman of WesternZagros Resources Ltd. Mr. Dyment is a resident of Calgary, Alberta, Canada.

Gary L. Kott Independent Businessman	66

Mr. Kott has served on our Board since January 2000. He is Chair of the Compensation Committee and sits on the Audit Committee. He retired from Global Marine Inc. in 1998 after serving as that company’s Senior Vice President and Chief Financial Officer for two years. Prior to that, Mr. Kott served as President of Global Marine’s principal operating subsidiary, Global Marine Drilling Company, for 17 years. Mr. Kott was a director of Friede Goldman Halter, Inc. (“FGH”), when it filed, together with most of its subsidiaries, a Chapter 11 bankruptcy case under the United States Bankruptcy Code in April 2001. In December 2003, a plan of reorganization was confirmed whereby all of FGH’s remaining assets were transferred to a liquidating trustee, who sold them for the benefit of the creditors. Mr. Kott is a resident of Montgomery, Texas, USA.

Raymond Vance Milligan, Q.C. Counsel, Bennett Jones LLP, Barristers & Solicitors	56

Mr. Milligan has served on our Board since February 2006. He is Chair of the Corporate Governance and Nominating Committee and sits on the Compensation Committee. Mr. Milligan is Counsel at the law firm of Bennett Jones LLP, Barristers & Solicitors, where he has been an attorney since 1980. He serves as a Trustee of Newalta Income Fund. Mr. Milligan is a resident of Calgary, Alberta, Canada.

Name and Occupation	Age	Description
Julio M. Quintana President and Chief Executive Officer of the Corporation	48

Mr. Quintana has served on our Board since September 2004. He has served as our President and Chief Executive Officer since September 2005 and prior to that held the roles of President, Executive Vice President and Chief Operating Officer of the Corporation. Prior to September 2004, Mr. Quintana was the Vice President & General Manager, Integrated Project Management and Vice President, Exploitation for Schlumberger Technology Corp. from November 1999 to September 2004. He has also served on the board of directors of St. Mary Land & Exploration Company since July 2006. Mr. Quintana is a resident of Sugarland, Texas, USA.

Norman W. Robertson Independent Businessman	71

Mr. Robertson has served on our Board since August 1996 and as the Chairman of our Board since November 2005. He sits on the Corporate Governance and Nominating Committee and is also an ex-officio member of the Audit and Compensation Committees. He retired from ATCO Enterprises Inc. where he served as President and Chief Executive Officer until 1994. Mr. Robertson is a resident of Calgary, Alberta, Canada.

Peter K. Seldin Managing Member of Centennial Energy Partners, L.L.C.	53

Mr. Seldin has served on our Board since May 2006. He sits on the Compensation and Corporate Governance and Nominating Committees. He founded Centennial Energy Partners in December 1994 and has been Centennial’s Managing Member since 1999. He is a director of Compton Petroleum Corporation. Mr. Seldin is a resident of New Canaan, Connecticut, USA.

Michael W. Sutherlin President and Chief Executive Officer of Joy Global, Inc.	61

Mr. Sutherlin has served on our Board since September 2002. He sits on the Compensation and Corporate Governance and Nominating Committees. He has been the President and Chief Executive Officer of Joy Global, Inc., a mining equipment and services provider, since 2006. Prior to that, Mr. Sutherlin served as Joy Global, Inc.’s Executive Vice President and President and Chief Operating Officer of Joy Technologies, Inc. Before he joined Joy Global in 2003, Mr. Sutherlin was Group President, Drilling Equipment, and President and Chief Operating Officer of Varco International, Inc. He is a director of Joy Global, Inc. Mr. Sutherlin is a resident of Milwaukee, Wisconsin, USA.

Robert M. Tessari Chief Executive Officer of Turnkey E&P, Inc.	61

Mr. Tessari has served on our Board since December 1993. He has been President and Chief Executive Officer of Turnkey E&P, Inc. since July 2007. He served as our Vice Chairman and Chief Technology Officer from September 2005 to July 2007. Prior to that Mr. Tessari served as our President and Chief Executive Officer. Mr. Tessari serves on the board of directors of Turnkey E&P Inc. Mr. Tessari is a resident of Calgary, Alberta, Canada.

Name and Occupation	Age	Description
Clifton T. Weatherford Independent Businessman	61

Mr. Weatherford has served on our Board since May 2004. He serves as Chair of the Audit Committee and sits on the Corporate Governance and Nominating Committee. He retired from Business Objects S.A., a software company, where he served as that company’s Executive Vice President and Chief Financial Officer until 2002. Mr. Weatherford currently serves on the boards of directors of the following public companies: Synplicity Inc., Advanced Analogic Technologies, Inc., InfoUSA, Inc., SMART Modular Technologies (WWH) Inc. and Mellanox Technologies, Ltd. Mr. Weatherford is a resident of Los Gatos, California, USA.

Statement of Corporate Governance Practices

Board Composition and Independence

Our business is managed through the oversight and direction of our Board. Members of the Board are kept informed of our business through discussions with our Chairman of the Board, Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board has an independent chairman (the “Chairman”), namely Mr. Robertson. The Board has determined that Messrs. Robertson, Dyment, Kott, Seldin, Sutherlin, Weatherford and Milligan are independent directors under the rules of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules of The Nasdaq National Market (“Nasdaq”) and National Instrument 58-101, Disclosure of Corporate Governance Practices of the Canadian Securities Administrators (“NI 58-101”). Two directors, Messrs. Quintana and Tessari, are not considered independent because they are executive officers or former executive officers of the Corporation.

Public Directorships

Several of our directors are also directors of other reporting issuers (or the equivalent) in the United States and Canada. Such directorships are disclosed with each director’s biographical information on the preceding pages.

Mandate of Board

See Exhibit A to these materials for a copy of the Charter of the Board. A copy is also available on our website at www.tescocorp.com by selecting “Investor Relations,” then “Corporate Governance.”

Attendance at Annual General and Special Meeting of Shareholders

In keeping with our corporate governance principles, directors are expected to attend the Meeting in person. All directors standing for re-election attended the 2007 annual general and special meeting of shareholders.

Position Descriptions

The Board has adopted written position descriptions for the Chairman and the chair of each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The primary role of the Chair of each committee is to ensure each committee is organized properly, functions effectively and meets its obligations and responsibilities. The Chair of the Audit Committee also maintains on-going communications with the Corporation’s external auditors in order to lead the committee in performing its oversight and other audit related functions. The Board has also adopted a written position description for the Chief Executive Officer.

Orientation and Continuing Education

The Corporate Governance and Nominating Committee oversees an orientation and education program for new directors and ongoing educational opportunities for all directors. The objectives of such programs are to ensure that new directors understand the role of the Board and its committees, as well as the contribution individual directors are expected to make to the operation of the Corporation’s affairs. Continuing education opportunities are directed at enabling individual directors to maintain or enhance their skills and obligations as directors, as well as ensuring that their knowledge and understanding of the Corporation’s affairs remains current.

Ethical Business Conduct

The Board has adopted a formal Code of Conduct (the “Code”), which applies to all directors, officers, and employees. A copy of the Code is available on the facilities of SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and on the Corporation’s website at www.tescocorp.com.

Each director must disclose all actual or potential conflicts of interest and refrain from voting in matters in which such director has conflict of interest.

The Board has reviewed and approved a disclosure policy for the Corporation in order to promote consistent disclosure practices aimed at informative, timely and broadly disseminated disclosure of material information to the market, in accordance with applicable securities legislation. The Corporation has also implemented a whistleblower policy whereby individuals can report complaints relating to accounting, internal accounting controls, financial reporting and auditing matters directly to the Chair of the Audit Committee.

Board Member Compensation

During 2007, directors of the Corporation who are not employees of the Corporation received an annual retainer of $25,000. The Chairman received an additional $25,000 annually. The Chair of the Audit Committee received an additional $18,000. The Chairs of the Compensation and the Corporate Governance and Nominating Committees received an additional $6,000. Directors of the Corporation who were not employees of the Corporation received meeting fees of $2,000 per board or committee meeting requiring personal attendance. They also received $1,000 per board or committee meeting requiring attendance by telephone. Directors are also reimbursed for their reasonable travel expenses incurred to attend meetings in person. For 2008, the Board has made no changes to the director compensation described above.

Directors are also entitled to participate in the Corporation’s Amended and Restated 2005 Incentive Plan (the “Incentive Plan”). During the year ended December 31, 2007, a total of 44,000 options having an exercise price of C$28.19 per share were granted to our eight non-employee directors. These options vest over a three year period and expire on March 14, 2014. Options issued to independent directors will vest automatically upon death, retirement or any other change in such Director’s status, excluding removal from office by shareholder action.

In 2007 the aggregate remuneration for all directors was $2,910,419, which includes total compensation to Julio Quintana, our President and Chief Executive Officer of $1,173,149 and total compensation to Robert Tessari, our former Vice Chairman and Chief Technology Officer, of $447,468. Mr. Quintana receives no compensation in his capacity as a director. Mr. Tessari received no compensation in his capacity as a director until after July 17, 2007, when he left his other positions with Tesco. The compensation that our non-employee directors earned for serving on our Board for the fiscal year ending December 31, 2007 is outlined in the following table:

Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Fred J. Dyment	70,000	30,090	80,904	180,994
Gary L. Kott	84,000	30,090	80,904	194,994
R. Vance Milligan, Q.C.	76,000	30,090	63,353	169,443
Norman W. Robertson	104,000	30,090	80,904	214,994
Peter K. Seldin	60,000	30,090	63,353	153,443
Michael W. Sutherlin	57,000	30,090	80,904	167,994
Robert M. Tessari(4)	22,209	30,090	133,554	185,853
Clifton T. Weatherford	94,000	30,090	83,850	207,940

(1)	Represents retainers and meeting fees earned in 2007. Includes Q4 2007 fees paid in Q1 2008. Does not include Q4 2006 fees paid in Q1 2007.

(2)

Column reflects the compensation expense recognized in 2007 under SFAS 123(R) for restricted stock units, disregarding assumed forfeitures. Amounts converted from C$ at Tesco’s monthly internal foreign exchange bookkeeping rate.

(3)

Column reflects the compensation expense recognized in 2007 under SFAS 123(R) for stock option awards, disregarding assumed forfeitures. Amounts converted from C$ at Tesco’s monthly internal foreign exchange bookkeeping rate.

(4)

Mr. Tessari was our Vice Chairman and Chief Technical Officer until July 16, 2007. As an employee he earned a salary of $216,881 and other income of $44,734 during 2007 (converted from C$ at Tesco’s average monthly internal bookkeeping exchange rates for that period). Mr. Tessari did not receive fees as a Board member during the time he was an employee.

The table below shows the aggregate number of options awards outstanding for each director as of December 31, 2007 as well as number of shares underlying option awards during 2007 and the grant date fair value of option grants made during 2007.

Director Option Awards

Name	Aggregate Number of Option Awards Outstanding As of December 31, 2007	Option Awards Made During 2007 (#)	Grant Date Fair Value of Option Awards Made During 2007(1) ($)
Fred J. Dyment	55,500	5,500	$46,021
Gary L. Kott	55,500	5,500	46,021
Raymond Vance Milligan, Q.C.	13,500	5,500	46,021
Norman W. Robertson	55,500	5,500	46,021
Peter K. Seldin	15,500	5,500	46,021
Michael W. Sutherlin	68,130	5,500	46,021
Robert M. Tessari	75,500	5,500	46,021
Clifton T. Weatherford	40,500	5,500	46,021

•	Converted from C$ to US$ at Tesco’s internal bookkeeping exchange rate for the month in which the grant was awarded.

Board Committees

The current standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each of these committees has a written charter approved by our Board. A copy of each charter can be found attached to this proxy statement as an exhibit as well as in the Investor Relations section of our website at www.tescocorp.com by selecting “Investor Relations” and then “Corporate Governance.”

Audit Committee

Our Audit Committee consists of Messrs. Weatherford, Dyment and Kott. Mr. Robertson also attends meetings of the Audit Committee as an ex officio member by virtue of his position as Chairman, but does not vote at such meetings. Mr. Weatherford serves as Chair of the Audit Committee. The Board has determined that all of the members of the Audit Committee are “independent” for purposes of the Exchange Act, Nasdaq and as that term is defined in Multilateral Instrument 52-110 Audit Committees of the Canadian Securities Administrators (“MI 52-110”). This committee’s purpose is to provide assistance to the Board in fulfilling their oversight responsibilities relating to:

•	The integrity of our financial statements;

•	Our compliance with legal and regulatory requirements;

•	The independent auditor’s qualifications and independence; and

•	The performance of our internal audit function and independent auditors

Our Board has determined that Mr. Weatherford is an “audit committee financial expert” as defined in the applicable rules and regulations of the Exchange Act, and all of the members of the Audit Committee are “financially literate” as that term is defined in MI 52-110. For a description of the mandate of the Audit Committee, see the Charter of the Audit Committee attached to these materials as Exhibit B.

The Board has further determined that each of the members of the Audit Committee possesses sufficient education and background to perform their duties on the Audit Committee. Specifically:

•

Mr. Dyment has been a member of the Canadian Institute of Chartered Accountants since 1972. He also previously served as the Senior Vice President Finance of Ranger Oil Limited and is currently a member of the audit committees of each of the companies for whom he serves as a director.

•

Mr. Kott holds an MBA degree in Finance from the Wharton Business School of the University of Pennsylvania. He is a Certified Public Accountant (inactive) and the former Senior Vice President and Chief Financial Officer of Global Marine Inc.

•

Mr. Weatherford holds a Bachelor of Business Administration degree from the University of Houston. He has previously served as the Executive Vice President and Chief Financial Officer for BusinessObjects S.A. and has held senior financial positions at NETCOM On-Line Communications Services, Logitech, Texas Instruments, Schlumberger and Tandem Computers in the United States, Europe and Japan.

Compensation Committee

Our Compensation Committee consists of Messrs. Kott, Milligan, Seldin and Sutherlin. Mr. Robertson also attends meetings of the Compensation Committee as an ex officio member by virtue of his position as Chairman, but does not vote at such meetings. Mr. Kott serves as Chair of the Compensation Committee. The Board has determined that all of the directors on the Compensation Committee are “independent” for purposes of the Nasdaq and as that term is defined in NI 58-101.

The Compensation Committee reviews and makes recommendations to the Board regarding the Corporation’s compensation policies, including salaries, short and long-term incentive compensation plans and equity-based plans, bonus plans, stock option plans and grants and benefit plans. Additionally, the Compensation Committee has been delegated authority to set compensation for the Chief Executive Officer. The Compensation Committee seeks independent third party professional advice in relation to the compensation of the executive officers. The Compensation Committee has periodically engaged Mercer Human Resource Consulting (“Mercer”) to provide market data on executive compensation and a technical analysis of the market data in light of the Corporation’s compensation plans and practices. The decisions made by the Compensation Committee are the responsibility of the Compensation Committee and may reflect factors and considerations other than the information provided by Mercer. The Compensation Committee also seeks the input and advice of the Corporation’s Chief Executive Officer, Mr. Quintana, in determining the compensation for other executives. For more information regarding the Corporation’s policies and procedures for the consideration and determination of executive compensation, see below under the caption “Compensation Discussion & Analysis.” For a description of the mandate of the Compensation Committee, see the Charter of the Compensation Committee attached to these materials as Exhibit C.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Messrs. Dyment, Milligan, Sutherlin, Weatherford, Robertson and, as of October 10, 2007, Mr. Seldin. Mr. Milligan serves as the Chair of the committee. The Board has determined that all of the directors on the Corporate Governance and Nominating Committee are “independent” for purposes of the Nasdaq and as that term is defined in NI 58-101.

The Corporate Governance and Nominating Committee is charged with the identification of appropriate nominees for the Board and the recommendation of qualified candidates to the Board. The Corporate Governance and Nominating Committee has not established any specific minimum qualifications for membership on our Board. Rather, the committee will generally consider all relevant factors, which may include independence, experience, diversity, leadership qualities and strength of character. The committee assesses the qualities and skills represented on the current Board with a view toward seeking out complementary skill sets to add to the Board. In particular the Corporate Governance and Nominating Committee will consider the skill set of any departing director in order that those skills may be considered in relation to the subsequent recruitment of new directors. The Corporate Governance and Nominating Committee uses its available network of contacts when compiling a list of potential director candidates and may also engage outside consultants when appropriate. The committee also considers potential director candidates recommended by shareholders and other parties. All potential director candidates are evaluated based on the above criteria. Because the Corporate Governance and Nominating Committee makes no distinction in its evaluation of candidates based on whether such candidates are recommended by shareholders or other parties, no formal policy or procedure has been established for the consideration of director candidates recommended by shareholders.

The Corporate Governance and Nominating Committee reports to the Board on its activities after each of its meetings. For a description of the mandate of the Corporate Governance and Nominating Committee, see the Charter of the Corporate Governance and Nominating Committee attached to these materials as Exhibit D.

Meetings of the Board and Committees

Set forth in the table below is a list of the meetings held by the Board and each of its committees during 2007 and the attendance record of each director at those meetings. The independent directors also hold at least four regularly scheduled meetings each year at which the non-independent directors and members of management are not in attendance. In 2007, the independent directors held four such meetings.

	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Corporate Governance and Nominating Committee Meetings
Number of Meetings Held:	13	15	8	7

Fred J. Dyment	10	14	n/a	6
Gary L. Kott	12	15	8	n/a
Raymond Vance Milligan, Q.C.	13	n/a	8	7
Norman W. Robertson(1)	13	8	8	7
Peter K. Seldin(2)	13	n/a	8	4
Michael W. Sutherlin	9	n/a	7	4
Robert M. Tessari	10	n/a	n/a	n/a
Clifton T. Weatherford	13	15	n/a	7
Julio M. Quintana(3)	12	n/a	n/a	n/a

(1)	As Chairman of the Board, Mr. Robertson periodically attends meetings of the Audit and Compensation Committees in ex-officio status.

(2)	Mr. Seldin became a member of the Corporate Governance and Nominating Committee in October 2007, and attended all four committee meetings that occurred in the 4th quarter of 2007.

(3)

As the Corporation’s Chief Executive Officer, Mr. Quintana periodically attended meetings of the Board’s committees at their invitation. Mr. Quintana’s attendance is not recorded at those meetings in this table since he was not a member of any such committee.

Board and Committee Assessments

The Corporate Governance and Nominating Committee is responsible for making regular assessments of the overall performance, effectiveness and contribution of the Board and each committee, the Chairman, each committee Chair and each director, and reporting on such assessments to the Board. The objective of the assessments is to ensure the continued effectiveness of the Board in the execution of its responsibilities and to contribute to a process of continuing improvement. In addition to any other matters the committee deems relevant, the assessments will consider, in the case of the Board or committee, the applicable mandate or charter, and in the case of individual directors, the applicable position descriptions, as well as the competencies and skills each individual director is expected to bring to the Board and its committees.

Compensation Committee Interlocks and Insider Participation

We do not have any compensation committee interlocks as described in the rules and regulations of the SEC. None of the directors on the Compensation Committee, or any of our executive officers will serve as a member of a board of directors or any compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Shareholder Communication with our Board

Shareholders may communicate with our Board through the Corporation’s Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, Tesco Corporation, 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043. Tesco’s Corporate Secretary will forward all correspondence to the Chairman, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Shareholders wishing to recommend candidates for the Board may communicate with the Corporate Governance and Nominating Committee at the same address. Tesco’s Corporate Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within Tesco for review and possible response.

Audit Committee Report

The following is our Audit Committee’s report in its role as the overseer of the integrity of our financial statements, the financial reporting process, our independent auditor’s performance, including their qualification and independence, and our compliance with legal and regulatory requirements. In carrying out its oversight responsibilities, our Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditor’s work. This report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Exchange Act or incorporated by reference in any document so filed.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP, the Corporation’s independent registered public accounting firm.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed with the independent auditors pursuant to Statement on Auditing Standards No. 61 (Communication with the Audit Committees), including the quality of the Corporation’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Taking all of these reviews and discussions into account, the undersigned Audit Committee members have recommended that the Board approve the Corporation’s 2007 audited financial statements and their inclusion in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE TESCO CORPORATION BOARD OF DIRECTORS
Clifton T. Weatherford, Chair Fred J. Dyment Gary L. Kott

Executive Officers

The following table shows the names and ages of each of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

Name	Age	Title
Julio M. Quintana	48	President, Chief Executive Officer and Director
Anthony Tripodo	55	Executive Vice President and Chief Financial Officer
Jeffrey L. Foster	40	Senior Vice President, Operations
Nigel M. Lakey	49	Senior Vice President, Marketing and Business Development
Barry E. Beierbach	45	Vice President, Top Drive Business Line
Robert L. Kayl	37	Vice President and Controller
Keith M. Lowley	48	Vice President, Manufacturing
James A. Lank	42	General Counsel and Corporate Secretary

For a description of the business experience of Mr. Quintana, see the “Election of Directors” section of this proxy statement.

Mr. Anthony Tripodo has served as our Executive Vice President and Chief Financial Officer since January 2007. Prior to joining the Corporation, Mr. Tripodo founded Arch Creek Advisors LLC, an investment banking firm specializing in capital formation and M&A advisory services for the oil and gas industry, in 2003. From 1997 to 2003, he served as Executive Vice President of Veritas DGC, a geophysical services provider to the energy industry. Mr. Tripodo currently serves as a director of Helix Energy Solutions Group Inc. and TXCO Resources Inc.

Mr. Jeffrey L. Foster has served as our Senior Vice President, Operations since August 2007. Mr. Foster had been Vice President, Casing Drilling of Tesco Services Inc., a subsidiary of Tesco, since September 2005. Prior to joining Tesco, Mr. Foster was employed in various capacities at Halliburton Company from 1996 to 2005, most recently in the position of Global Operations Manager, Sand Control. From 1991 to 1996 Mr. Foster worked in various project engineer capacities for Exxon Company, USA.

Mr. Nigel M. Lakey has served as our Senior Vice President of Marketing and Business Development since May 2006. Prior to assuming that position, Mr. Lakey served as our Vice President of Marketing and Business Development from March 2004 to May 2006, Vice President Casing Drilling/Casing Running Operations from August 2003 to March 2004 and Vice President, Services Eastern Hemisphere from March 2002 to August 2003. Mr. Lakey joined the Corporation in 1997.

Mr. Barry E. Beierbach has served as our Vice President, Top Drive Business Line since February 2007. Prior to assuming that position, Mr. Beierbach served as our General Manager, Canadian Business Unit since 2000. Mr. Beierbach joined the Corporation in 1993 and has served in a number of different positions.

Mr. Robert L. Kayl has served as our Vice President and Corporate Controller since August 2007. He has been our principal accounting officer since April 8, 2008. Prior to assuming his current position, Mr. Kayl worked for one of the Corporation’s subsidiaries as the Vice President, Tax and Treasury from September 2006 until August 2007 and as Vice President, Tax and Strategic Planning from September 2005 until September 2006. Prior to joining the Corporation in 2005, Mr. Kayl worked for Noble Drilling Services Inc., a subsidiary of Noble Corporation, as Tax Director.

Mr. Keith M. Lowley has served as our Vice President, Manufacturing since August 2005. Prior to that, Mr. Lowley was Vice President, Projects for Aker Kværner, a global provider of engineering and construction services and technology products, from 2004 to 2005. From 2002 to 2004, Mr. Lowley was a General Manager with Andrew Palmer & Associates.

Mr. James A. Lank has served as our General Counsel and Corporate Secretary since November 2006. Prior to joining the Corporation, Mr. Lank held the position of Associate Counsel at Nabors Corporate Services, Inc., a drilling services company, from May 2002 to October 2006.

Compensation Discussion & Analysis

Management Structure Overview

Tesco’s management team includes five executive officers referred to as members of our Executive Management Team or “EMT,” plus other officers of Tesco and its subsidiaries. The EMT currently includes the Chief Executive Officer, the Executive Vice President and Chief Financial Officer, the Senior Vice President, Marketing and Business Development, the Senior Vice President, Operations and the General Counsel and Corporate Secretary. Depending on Incentive Plan award grants and bonuses earned in a particular year, certain officers other than EMT members may be included on our list of “named executive officers.” See “Summary Compensation Table,” below.

Philosophy

Tesco’s compensation philosophy is based on the recognition that the interests of the shareholders are best served by attracting, retaining, and motivating top quality management personnel, especially executive officers. By offering competitive compensation packages that maintain an appropriate relationship between executive pay and the creation of shareholder value, we believe that we will be able to align the interests of our executive officers with those of our shareholders. To that end, in establishing executive compensation, we attempt to integrate the following principles in the design of the compensation packages that we offer to our executives:

•	annual base cash compensation should be set at a level making us competitive with our competitors for business opportunities and executive talent in the energy service industry;

•	annual cash bonuses should recognize the achievement of short term objectives; and

•

equity-based incentive awards (which to date have been in the form of stock options and performance stock units for executives) should reflect progress toward financial and personal objectives and should ensure that management has a continuing stake in our long-term success, our long-term objective of growth through innovative technology and our long term goal of creating value for our shareholders.

Administration

In 2007, the Board delegated authority to the Compensation Committee for setting the Chief Executive Officer’s compensation, including both cash and equity-based elements. The Board has also granted authority to the Compensation Committee to approve awards under our Incentive Plan for all employees. A summary of our Incentive Plan, which was approved by shareholders at our 2006 Annual General and Special Meeting, can be found in Exhibit E. The Compensation Committee makes recommendations to the Board on compensation for the remaining EMT members. The compensation arrangements for non-EMT named executive officers are generally set by the Chief Executive Officer, subject to approval by the Board or Compensation Committee with respect to equity-based awards under our Incentive Plan.

The Compensation Committee is also responsible for maintaining knowledge of competitive compensation practices, reviewing the design and competitiveness of our compensation and benefits programs, and evaluating, on at least an annual basis, the compensation packages for executive officers. The Compensation Committee takes into consideration a number of factors in making specific recommendations, including the education and experience of the individual, the individual’s performance, the importance of the individual’s position to our achievement of our financial and operational goals, and the financial performance of Tesco. Moreover, with respect to compensation payments and awards during 2007, the Compensation Committee took into account the recent relocation of our headquarters to Houston, Texas from Calgary, Alberta and, the need to fill or replace positions during 2007.

In 2006, the Compensation Committee engaged Mercer Human Resource Consulting (“Mercer”) to provide specific advice concerning (i) for officer positions, the comparison group, compensation, philosophy, benchmarking and Incentive Plan design and (ii) market trends and issues. Mercer attended Compensation Committee meetings to review compensation policy and design for officers. The Compensation Committee used Mercer’s advice in designing compensation arrangements for 2007. Management did not direct Mercer’s activities but did provide information to Mercer and made itself available for interviews. Mercer provided the Compensation Committee with industry average executive compensation increase data in December 2007 for use in setting 2008 executive compensation. The decisions made by the Compensation Committee are the responsibility of the Committee and may reflect factors and considerations other than the information and recommendations provided by Mercer.

Except with respect to the Chief Executive Officer, the Board makes the ultimate decisions concerning compensation of EMT members, based on the advice and recommendations of the Compensation Committee. As noted above, the Compensation Committee has been delegated authority by the Board with respect to CEO compensation. The Board and the Compensation Committee also consider the advice of Mr. Quintana, our President and Chief Executive Officer, concerning executive officers and key employees other than Mr. Quintana. Specifically, Mr. Quintana annually reviews the performance of each member of our EMT, other than his own performance, which was formerly reviewed by the Corporate Governance and Nominating Committee, but with the adoption of new committee charters in 2007, is now reviewed by the Compensation Committee. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee and the Board. The Corporate Governance and Nominating Committee reviews and evaluates the performance of other EMT members with regard to their effectiveness and succession planning and shares those evaluations with the Board. The Board and the Compensation Committee can exercise their discretion in setting compensation or in modifying any recommended adjustments or awards to executives.

Objectives

Tesco’s objective in setting executive compensation is the creation of incentives to reward management performance that leads to an increase in shareholder value. Shareholder value is a broad concept that includes not only quantitative factors such as stock price, earnings per share and return on capital employed, but qualitative factors such as successful development and commercialization of key technologies that are expected to enhance long-term shareholder value. As a result, management compensation may be tied to both financial and non-financial measures. The Compensation Committee considers both the amount and form of the compensation. The Compensation Committee seeks to achieve the appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.

The Compensation Committee compares the mix of the compensation elements for executive officers against companies in a group of peer companies based on surveys provided by Mercer. The Compensation Committee approved the selection of a group (17 in 2006, 16 in 2007) of publicly traded energy services companies in Canada and the United States as a peer or comparison group for the purposes of Mercer’s executive compensation reports. This group included U.S. and Canadian service companies which the Compensation Committee believed to be comparable to Tesco in terms of revenues, market capitalization, income and asset base. Tesco’s human resources group provided information to the consulting firm to allow it to match Tesco’s positions against survey positions. Peer group data did not alone determine the mix or level of executive officer compensation.

Depending on Tesco’s and an individual executive’s performance, the Compensation Committee expects that base salary would generally be at a median level in comparison to our peer group, that bonus compensation would be at a median level with the opportunity to earn up to the 75th percentile (compared with the peer group) based on performance, and long term equity-based incentives would be at a 75th percentile level.

The Compensation Committee believes that rewarding top performers with a combination of higher than median bonus and long term equity-based incentives will align individual interests to the achievement of our financial and operational objectives. Moreover, compensation levels reflect the Compensation Committee’s recognition that we compete with many larger companies for top executive-level talent. The mix of compensation elements for other officers, managers, and other employees will depend on the level of the position.

However, the final mix of base salary, annual bonus, and long term equity-based incentives is not set solely by reference to peer group measurements. Rather, the Compensation Committee will seek to fit compensation to an executive officer’s specific performance in the achievement of Tesco’s objectives. Thus, for example, the Compensation Committee may decide to award additional bonus payments and lower equity-based incentives to recognize exceptional short-term performance.

Compensation Elements

Overview. In order to balance short and long term incentives, we compensate our executive officers through (i) base salary, (ii) an annual cash performance bonus and (iii) the award of equity-based long term compensation. Executive officers may also participate with other employees in share purchases pursuant to our Amended and Restated Employee Stock Savings Plan (“ESSP”) and in other benefit programs, such as a 401(k) savings program, and life, health, and disability plans. Please refer to “Summary Compensation Table” below. Our ESSP was approved by shareholders at our 2006 Annual General and Special Meeting. A summary of the ESSP can be found in Exhibit F. ESSP participants are entitled to set their voluntary contributions at a level of up to 7.5% of their earnings, but executive officers may make contributions at a greater dollar level than other employees as a function of their generally higher base salaries. EMT members are eligible for a matching contribution of up to 4% of their base salaries in the ESSP, however, those executives do not receive the matching contributions other U.S. employees receive in Tesco’s 401(k) program. This structure was designed to increase EMT ownership in Tesco stock, further aligning management interests with those of shareholders. Executives and employees outside of the US, not participating in the 401(k) program, may participate in the ESSP with Tesco matching up to 4% of their base salary as company contribution.

In setting compensation for 2007 and 2008, the Compensation Committee generally considered the following with respect to each element:

Base Salary. In determining base salaries for 2007 and 2008, the Compensation Committee considered compensation survey data, individual performance, position and succession capacity. While peer group data provided useful guidance, the Compensation Committee gave greater weight to its assessment of the value of an executive officer’s position to Tesco and to the market demand for the executive. Base salaries for a calendar year are generally set during the first quarter. However, the Compensation Committee and the Board may review or adjust compensation, or make awards, at any time during a year in response to new appointments, promotions or changes in market conditions.

Bonus. In setting bonus ranges for 2007 and 2008, the Compensation Committee considered compensation survey data, individual performance, position and succession capacity. In setting bonus targets for 2007 and 2008, the Compensation Committee considered earnings per share, return on capital employed and individual performance. Bonuses based on prior year’s performance are finally determined during the first quarter and bonus ranges (and related financial and personal objectives) for the current year are also generally set during the first quarter, although the Compensation Committee and the Board may review or adjust compensation, or make awards, at any time during a year in response to new appointments, promotions or for other reasons. Bonus payments are typically made before March 15 of the year following the year in which they are earned.

Bonus ranges for EMT members are determined based on position and responsibility and are designed so that the bonus for a given executive, depending on level, will be between 0% and 100% (between 0% and

120% for Mr. Quintana for 2007 and 2008) of the executive’s base salary, subject to a possible additional multiplier described below. Bonus payments are made based upon a combination of corporate-wide objectives and individual objectives. Each officer’s bonus goals include both company-wide financial goals and individualized personal goals. The Compensation Committee recommends to the full Board the financial objectives for officers and approves the personal objectives for the Chief Executive Officer. Individual performance goals for other executives are approved by the Chief Executive Officer and reviewed and approved by the Compensation Committee. In some cases these goals will require the executive to manage others to achieve the goal. In some cases the executive will need to meet the objective individually. All of the goals are intended to be achievable, but to require a high degree of managerial effort, discipline and creativity for success. To the extent a goal is not met in its entirety, the portion of bonus compensation attributed to that goal would be reduced. The Compensation Committee is responsible for assessing performance against those objectives in determining the level of bonus payout.

For 2007, 30% of the potential bonus was based on the satisfaction of a return of capital employed (“ROCE”) metric and 70% on individual performance. ROCE for each calendar year is calculated as: Pre-tax Operating Income ÷ Invested Capital, where “Pretax Operating Income” means Earnings Before Interest and Taxes (does not include interest income, interest expense, foreign exchange gains or losses and other items of income or expense properly classified below the “operating income” line of the Corporation’s income statement). “Invested Capital” for each calendar year shall be calculated as the average of:

(Shareholders’ Equity + Interest Bearing Debt* - Cash) on January 1

and

(Shareholders’ Equity + Interest Bearing Debt* - Cash) on December 31

*	Including capital leases.

The minimum ROCE related portion of the bonus would only have been paid if ROCE exceeded 20.1% and the full ROCE portion of bonuses were payable if ROCE met or exceeded 30.1%. We did not meet the minimum threshold in 2007, and accordingly no executive officer received that portion of their bonus. Additionally, EMT members would have had a multiplier applied to their bonus to the extent 2007 earnings per share exceeded $1.00. The multiplier ranged from 1.0 to 2.0 as 2007 earnings per share exceeded $1.00 up to $1.47. Earnings per share did not exceed the minimum threshold, accordingly no multiplier was applied to EMT bonuses for 2007.

For 2008, 30% of the potential bonus will again be based on satisfaction of a ROCE metric. The minimum ROCE related portion of the bonus will be payable if ROCE exceeds 16% and the full bonus will be payable if ROCE meets or exceeds 23%. The minimum threshold for the 2008 program is based upon Tesco’s 2007 actual ROCE. The target threshold is based upon the Corporations 2008 internal plan. Additionally, 70% of each executive’s bonus is based upon achievement of personal objectives. EMT members will have a multiplier applied to their bonus based upon our achievement of certain 2008 earnings per share targets. The multiplier ranges from 1.0 if 2008 earnings per share exceed $1.00 up to 2.0 if earnings per share reach $1.50.

Long Term Equity-Based Incentives. The Compensation Committee settled upon a mix of stock options and performance share units for the long term equity based incentives for 2007 and 2008. The level of incentive compensation is expected to increase in relation to an executive officer’s responsibilities. The Compensation Committee considers the present value of equity awards granted annually to executive officers, as well as market data provided by Mercer. In addition, the Compensation Committee has approved voluntary executive stock ownership guidelines for officers (ranging from one to three times base salary) that it considers in making awards and recommendations to the Board. See “Executive Ownership Guidelines” below. Additional information with respect to past and expected equity based awards has been included under the caption “Equity Based Compensation” below.

In the past stock options were an important component of our executive and employment compensation because they provide long term incentives that align employee interests with those of Tesco’s shareholders. Now, pursuant to our amendments to our Incentive Plan approved in 2007, we are able to offer different forms of equity incentives, which enable us to offer compensation packages that are competitive with other publicly-traded energy service companies. In particular, we may include performance stock units as part of our executive compensation. In 2007 and again in 2008, the Board determined that 50% of the total value of equity awards will take the form of stock options and 50% will take the form of performance stock units. Using a mix of options and performance stock units will allow us to offer compensation for sustained growth in Tesco’s share price. The Board may modify this split of options and performance stock units based on market conditions and annual needs of the Corporation.

The goal of performance stock units is to align the interests of a recipient to the interests of shareholders by providing a long-term metric against which to incent and measure management performance. Performance measures for performance stock units are set by the Board on recommendation from the Compensation Committee. The payout of each performance stock unit is determined on the date of vesting and is arrived at by multiplying the value of Tesco common shares on that date by a multiplier (which may be greater than or less than 100%). The multiplier is based upon a performance objective formula that is determined when the performance stock unit is originally granted. There is no payout when threshold performance is not met. The 2007 and 2008 performance stock units vest on December 31, 2009 and 2010, respectively. For 2007 and 2008, the formula provides that if the threshold ROCE performance hurdle is met, 50% of target payout is provided. If the target ROCE performance hurdle is met, 100% of target payout is provided. If the stretch ROCE performance hurdle is met, 200% of target payout is paid. There is potential for 250% of the target payout to be paid if the maximum ROCE performance hurdle is met. Intermediate numbers are interpolated. ROCE was selected as the applicable metric because it is a common performance metric used by our peers and it has been shown to have a strong correlation with share price. The Board determines whether performance stock units are settled in stock or cash at the time of settlement, based on tax and accounting implications. The actual performance stock unit payout is strictly formulaic and tied to the average ROCE performance of the three calendar years immediately prior to settlement. The number of shares granted annually are based on target and maximum recommendations by the Compensation Committee as a percent of base salary. Hence, by example, in the case of Mr. Quintana, the target annual award is equal to 100% of his base pay. Typically, 50% of this award would be awarded in the form of stock options and the other 50% would be in the form of PSUs.

In March 2007, the Board made performance stock unit awards to the named executive officers reflected in the “Grant of Plan-Based Awards” table below. This award will vest on December 31, 2009 and the ultimate value of the award will be based on the average ROCE of calendar years 2007-2009, with a target of 19.5%.

For 2008, a similar approach has been utilized for PSU awards and payouts. The PSUs will vest on December 31, 2010, and the ultimate value of the award will be based on the average ROCE for calendar years 2008-2010, with a target of 19.5%.

Regular meetings of the Board and the Compensation Committee are scheduled in advance and Compensation Committee meetings generally precede Board meetings. Awards may be granted at any Board or Compensation Committee meeting. However, with respect to continuing employees, including executives, that are not receiving a grant due to their promotion to a new position, such annual grants have generally been made contemporaneously with our annual general meeting, although in 2007 annual awards were made earlier in the first quarter. In accordance with Canadian securities rules, grants (including grants made at other times or with respect to new hires or promoted employees) are not issued during blackout periods prior to release of quarterly earnings results. Our general practice is to make annual awards to directors, officers and other employees at the same time.

Under the terms of our Incentive Plan 10% of our outstanding Common Shares are authorized for the grant of equity incentive rewards to eligible directors, officers, employees and other persons. Stock options granted under our Incentive Plan generally vest in three annual installments and expire no later than seven years from the date of grant. Vested options may be exercised for a period of 90 days after termination of employment. Unvested options are forfeited upon termination of employment. The exercise price of options granted is set at the higher of the closing price on the Toronto Stock Exchange on the trading day preceding the grant and the average of the high and low prices on the U.S. exchange where our shares are traded on the date of grant. At December 31, 2007, we had approximately 1,900,114 shares available for future grants.

Compensation for 2007

As discussed above, the minimum threshold for the ROCE portion of the 2007 non-equity incentive plan compensation for named executive officers was not met and therefore no named executive officer received that portion of their bonus. Therefore, the awards received by the named executive officers reflect their achievement of the individuals goals established for them. The award made to Mr. Quintana was intended to reward him for objectives related to lowering corporate days sales outstanding (“DSOs”), the generation of CASING DRILLING® revenue and commercializing new product offerings. The award made to Mr. Tripodo was intended to reward him for lowering DSOs, keeping general and administrative costs consistent with plan, upgrading of finance IT infrastructure and implementation of a corporate tax strategy. The award made to Mr. Kayl was intended to reward him for lowering DSOs, implementing a new corporate tax structure, meeting targets for SG&A spending, accelerating internal financial reporting and passing SOX 404 testing without a material weakness. The award made to Mr. Foster was intended to reward him for lowering DSOs, the generation of CASING DRILLING® revenue, commercializing new product offerings, hiring key personnel, meeting safety goals and meeting inventory turnover goals.

Stock Ownership Guidelines

The Board has adopted voluntary stock ownership guidelines for certain executive officers as follows:

Title	Stock Ownership Guidelines
CEO	3 times base salary
CFO	2 times base salary
Senior Vice Presidents	1 times base salary
Board Members	3 times annual retainer

Equity awards to these executives have been made in light of these guidelines.

Employment and Change of Control Agreements

Determination of salaries and bonuses of executive officers has historically been based in part on the employment agreements we entered into with those officers when they joined Tesco. Tesco has entered into employment agreements with certain of the executive officers named in the summary compensation table which follows (“named executive officers”) that are currently employed with us. Certain other executive officers also have employment agreements. The salary of each of the named executive officers who continue to be employed by us is reviewed at least annually and may from time to time be increased as approved by the Board.

The following employment agreements are currently in effect with those named executive officers who continue to be employed by us:

Employment Agreements

Name	Date of Agreement
Julio M. Quintana	August 25, 2004
Anthony Tripodo	December 31, 2007
Jeffrey L. Foster	December 31, 2007
Robert L. Kayl	August 11, 2005
Keith M. Lowley	June 7, 2005

These employment agreements include termination provisions which are described in the “Summary Compensation Table” section of this Proxy Statement under the heading “Potential Payments Upon Termination or Change of Control.”

In addition, the employments agreements with Messrs. Tripodo and Foster provide certain benefits in the event that there is a change of control of Tesco, while a separate Change of Control Agreement was entered into with Mr. Quintana in September 2004. The employment agreement with Mr. Tripodo provides for an immediate change of control payment of two times annual cash compensation (salary plus maximum bonus) in the event of a change of control of Tesco, without requirement that Mr. Tripodo’s employment be terminated. Mr. Foster’s agreement provides for the same payment, but requires a termination for good reason or without cause within 12 months of a change of control. Mr. Quintana’s Change of Control Agreement provides that he will receive a payment of three times his annual cash compensation (base salary plus maximum bonus) in the event his employment is terminated within one year of a change of control or if he chooses to terminate his employment for any reason at his sole discretion within 60 days of the occurrence of a change of control. The employment agreements for Messrs. Tripodo and Foster and the Change of Control Agreement for Mr. Quintana provide that Tesco shall cause all of the executive’s unvested equity-based awards to be accelerated and vested immediately as of the date of the change of control. A more complete description of the material terms and potential payouts of our change of control arrangements is found below under “Potential Payments Upon Termination or Change of Control.”

Messrs. Kayl and Lowley have letter agreements providing that upon loss of employment in connection with a change of control, each will receive payment of one year’s base salary.

Impact of Accounting and Tax Treatment

Section 162(m) of the Internal Revenue Code of 1986 as amended places a limit of $1,000,000 on the amount of compensation that may be deducted by us in any year with respect to our CEO and the other named executive officers, unless the compensation is “performance-based compensation” as described in Section 162(m) and the related regulations, as well as pursuant to a plan approved by Tesco’s shareholders. Although certain portions of the compensation paid to such executives may qualify for deductibility under Section 162(m), we did not consider deductibility under Section 162(m) as a material factor in designing compensation awards. Rather, we believe our interests are best served by designing our compensation arrangements to be competitive and to reward contributions to the achievement of our financial and non-financial goals.

We account for stock-based compensation in accordance with the requirements of SFAS 123(R) effective October 1, 2004. SFAS 123(R) requires us to recognize compensation expense relating to share-based payments (such as stock options and restricted stock units) in our financial statements. The adoption of SFAS 123(R) and the recognition of this expense did not cause us to limit or otherwise significantly alter the equity-based compensation element of our program. This is because we believe equity-based compensation is needed to provide a competitive executive compensation program and fulfills important program objectives. We would consider the effect under SFAS 123(R) of any proposed change to the equity-based compensation element of our program.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with Tesco’s management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

SUBMITTED BY THE COMPENSATION COMMITTEE

OF THE TESCO CORPORATION

BOARD OF DIRECTORS

Gary L. Kott, Chair

Raymond Vance Milligan, Q.C.

Peter K. Seldin

Michael W. Sutherlin

Equity Compensation Plan Information at December 31, 2007

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)		Weighted-average exercise price of outstanding options, warrants and rights (C$) (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	1,593,962	(1)	C$	18.82	2,089,514	(2)(3)
Equity compensation plans not approved by security holders	0			N/A	0

Total	1,593,962		C$	18.82	2,089,514

(1)

An additional 108,900 restricted stock units and 32,200 performance stock units were outstanding at December 31, 2007. Restricted stock units may be settled in cash or shares on vesting at the option of the Corporation on a 1:1 basis. Currently outstanding performance stock units may be settled in cash or shares on vesting at the option of the Corporation with a maximum settlement of 2.5:1.

(2)	Under the terms of our Incentive Plan 10% of our outstanding Common Shares are authorized for the grant of equity incentive rewards to eligible directors, officers, employees and other persons.

(3)

Includes shares reserved for a specified use: 500,000 shares for issuance under the ESSP; and, under the Incentive Plan, 375,000 shares for issuance in settlement of restricted stock units, and 250,000 for issuance in settlement of performance stock units.

Summary Compensation Table for Fiscal Year 2007

In 2007 the aggregate remuneration paid to our five highest-paid employees, including Julio Quintana, who is also a director, but receives no compensation in that capacity, was $3,601,535. The following table shows the compensation paid by Tesco and its subsidiaries for the fiscal year ended December 31, 2007 to the Chief Executive Officer, the Chief Financial Officer, the former Chief Financial Officer, the next three most highly compensated executive officers as of December 31, 2007 and one other person who was an executive officer during 2007 but who was not serving as an executive officer as of December 31, 2007 (collectively, the “named executive officers”).

Executive Name	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan ($)	All Other Compensation ($)(2)	Total Income ($)
Julio Quintana President and CEO	437,823	—		136,795	469,020	111,563	17,948	1,173,149

Anthony Tripodo Executive VP and CFO	255,457	—		—	493,905	74,200	896	824,459

Robert Kayl VP and Controller	198,072	100,000	(3)	19,032	156,528	46,550	70,396	590,578

Keith Lowley(4) VP Manufacturing	291,612	—		53,529	151,322	46,715	5,519	548,698

Jeffrey Foster Sr. VP Operations	224,646	—		40,444	159,266	31,500	8,795	464,651

Michael Kearney Former CFO	26,858	—		—	—	—	257,564	284,422

Leduvy Gouvea Filho(4) Former Sr. VP Operations	135,379	401,476	(5)	—	75,179	—	11,176	623,210

(1)

The amounts shown in these columns reflect the compensation cost recognized by Tesco during fiscal year 2007 under SFAS 123(R) for grants made in 2007 and prior years, disregarding any assumed forfeiture rate. No named executive officer had options expire in 2007. See Footnote 7 to our 2007 financial statements filed in our 2007 Annual Report on Form 10-K for a description of the assumptions used in determining compensation cost of stock options.

(2)

Amounts in the “All Other Compensation” column include life insurance premiums paid on behalf of the employee, employer contributions to the employee’s Employee Stock Savings Plan account, employer contributions to the employee’s 401(k) account, severance payments upon termination and payments for unused vacation. Amounts also include cash payments made to certain employees in compensation for excise taxes they were subject to as a result of mispriced options they exercised in 2007. Certain unexercised options with incorrect strike prices were repriced in 2007. See “Offer to Amend Eligible Options,” below.

(3)	Includes a special retention bonus based upon meeting an effective tax rate target for 2007.

(4)	Converted from C$ at Tesco’s average monthly internal exchange rate for the period.

(5)	Includes sign on bonus.

Grants of Plan-based Awards for Fiscal Year 2007

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plans(1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Julio M. Quintana			—	255,000	510,000
	3/14/2007								28,600	23.98	239,311
	5/18/2007					5,750	11,500	28,750			380,632
	12/31/2007	(4)							60,000	13.29	932,254

Anthony Tripodo			—	132,500	265,000
	1/25/2007								100,000	19.86	692,525
	3/14/2007								20,000	23.98	167,350

Michael C. Kearney(5)	N/A

Jeffrey L. Foster				80,850	161,700
	3/14/2007								8,500	23.98	71,124
	5/18/2007					1,700	3,400	8,500			112,534
	8/15/2007								7,500	31.14	79,173
	12/31/2007	(4)							20,000	19.68	223,221

Robert L. Kayl			—	66,500	66,500
	3/14/2007								8,500	23.98	71,124
	5/18/2007					800	1,600	4,000			52,957
	12/31/2007	(4)							20,000	19.68	224,820

Keith M. Lowley			—	94,500	94,500
	3/14/2007								11,100	23.98	92,879
	5/18/2007					2,250	4,500	11,250			148,943

Leduvy D. Gouvea(6)
	3/14/2007								50,000	23.98	418,376

(1)	Represents awards of performance stock units.

(2)	Exercise price converted from C$ based on the Bank of Canada exchange rate on the date of grant.

(3)	Calculated using exercise prices converted from C$ at Tesco’s internal bookkeeping exchange rate for the month in which the grant was awarded.

(4)	Represents repricing of stock options granted in prior years, not a grant of new options. See “Offer to Amend Eligible Options.”

(5)	Michael Kearney’s employment was terminated in January 2007, and he received no awards under any plan in 2007.

(6)	Leduvy Gouvea’s employment was terminated in July 2007, and all options awarded to him were forfeited

Narrative of Disclosure to Summary Compensation Table

and Grants of Plan-based Awards Table

Short-Term Incentive Plan

Our short term incentive plan provides for annual bonus payments to the named executive officers and other eligible employees based on earnings per share/return on capital employed and individual performance. A more detailed discussion of our short term incentive plan and the performance objectives established under it for fiscal year 2007 is set forth in the “Compensation Discussion and Analysis” above.

Awards under the short term incentive plan are discretionary. No employee is entitled to receive an award under the short term incentive plan, and the granting of an award with respect to one fiscal year does not guarantee that an award will be made with respect to any future fiscal year.

Performance Stock Units

Performance stock units are restricted stock units that vest on the third anniversary of the commencement of the measurement period (e.g. performance stock units issued in 2007 measure performance from January 1, 2007 through December 31, 2009). The payout of each performance stock unit is determined on the date of vesting and is arrived at by multiplying the value of our common shares on that date times a multiplier (which may be greater than or less than 1). The multiplier is based upon a performance objective formula that is determined when the performance stock unit is originally granted. There is no payout when threshold performance is not met. For awards granted in fiscal year 2007, the formula provides that if the threshold return on capital employed (ROCE) performance hurdle is met, 50% of target payout is provided. If the target ROCE performance hurdle is met, 100% of target payout is provided. If the stretch ROCE performance hurdle is met, 200% of target payout is paid. There is potential for 250% of the target payout to be paid if the maximum ROCE performance hurdle is met. Intermediate numbers are interpolated.

Offer to Amend Eligible Options

In March of 2007, our Board initiated a review of our historical stock option grant practices and appointed the Audit Committee to oversee the investigation. The Audit Committee determined that the correct measurement dates for a number of stock option grants previously made by us, including grants during the period May 20, 2003 to March 15, 2006, differed from the measurement dates previously used to account for such option grants. The Audit Committee identified certain instances where the fair market value of our stock on the measurement dates for grants of options was higher than the exercise price of the options. As such, these affected stock options were deemed for accounting purposes to have been granted at a discount. Based on the determination made for accounting purposes, the discounted options (for accounting purposes) may have been deemed to have been granted at a discount for tax purposes, which may expose the holders of these impacted stock option grants to potentially adverse tax treatment under Section 409A of the Internal Revenue Code and state law equivalents.

In response we made an Offer to Amend Eligible Options in December 2007 to permit certain holders, including certain officers and directors, of those affected options to address the potential adverse personal tax consequences that may apply to their affected options under Section 409A and state law equivalents. Specifically, we offered to amend each affected option to reflect a corrected grant date and corresponding increase in the exercise price. In addition, option holders who accepted the Offer to Amend Eligible Options received, with respect to each amended option, a cash payment equal to the applicable price differential between the exercise price of the options exchanged and the options issued in the Offer to Amend Eligible Options, multiplied by the total number of option shares exchanged (less applicable tax withholding). Cash payments were made in 2008. The aggregate cash payment made pursuant to the Offer to Amend Eligible Options was $403,000.

Each option amended pursuant to the Offer to Amend Eligible Options has the same material terms and conditions as it did prior to the amendment, including the same exercise and vesting schedule and expiration date.

Outstanding Equity Awards At December 31, 2007

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(2) ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested ($)
Julio M. Quintana	200,000	—	9.08	8/25/2011
	40,200	19,800	13.29	5/13/2012
	17,000	33,000	18.74	5/18/2013
	—	28,600	23.98	3/14/2014
	—				7,245	207,714

Anthony Tripodo	—	20,000	23.98	3/14/2014
	—	100,000	19.86	1/25/2014

Jeffrey L. Foster	13,400	6,600	19.68	8/5/2012
	6,120	11,880	18.74	5/18/2013
	—	8,500	23.98	3/14/2014
	—	7,500	28.98	8/15/2014
	—				2,142	61,411

Robert L. Kayl	4,000	8,250	19.68	8/15/2012
	8,500	16,500	18.74	5/18/2013
	—	3,900	23.98	3/14/2014
					1,008	28,899

Keith M. Lowley	4,950	4,950	12.46	8/2/2012
	6,800	13,200	18.74	5/18/2013
	—	11,100	23.98	3/14/2014
					2,835	81,279

Michael Kearney	0	0	N/A	N/A	0	0

Leduvy Gouvea	0	0	N/A	N/A	0	0

(1)

All options vest one-third per year on each anniversary of their respective grant dates and expire on the seventh anniversary of their respective grant dates. Options granted prior to May 2004 had a 5-year life. Subsequent options have a 7-year life. Vested options may be exercised for a period of 90 days following termination of employment. Unvested options are forfeited upon termination of employment.

(2)	Exercise price converted from C$ based on the Bank of Canada noon exchange rate on the date of grant.

(3)	Assumes a performance stock unit multiplier of .63, which represents the multiplier corresponding to the cumulative ROCE from the beginning of the measurement period through December 31, 2007.

Option Exercises and Stock Vested for Fiscal Year 2007

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Julio M. Quintana	—	—
Anthony Tripodo	—	—
Jeffrey L. Foster	—	—
Robert L. Kayl	12,750	199,246
Michael Kearney(2)	—	—
Leduvy Gouvea	—	—
Keith M. Lowley	5,100	84,884

(1)	Converted from C$ to US$ at the Bank of Canada noon rate of exchange on the date of exercise.

(2)	Does not include options exercised after termination of employment.

Security Based Compensation Arrangements At March 31, 2008

	Shares Issued			Shares Issuable(1)		Shares Issuable under Outstanding Awards
	(#)		(%)(2)	(#)	(%)(2)	(#)		(%)(2)
Incentive Plan

Stock Options	8,011,161	(3)	21.7%	9,628,726	26.1%	1,658,473		4.5%

Restricted Stock Units	0		*	375,000	1%	194,900		0.5%

Performance Stock Units	0		*	250,000	*	169,750	(5)	0.5%

ESSP	1,260	(4)	*	498,740	1.4%	N/A		N/A

*Denotes less than 1.0%.

(1)	Includes shares issuable under authorized and outstanding awards.

(2)	As a percentage of shares outstanding at March 31, 2008 (36,882,108).

(3)	Issued upon exercise of stock options since 1994, when the first Incentive Plan was adopted.

(4)	Since 2007, when the ESSP was amended to allow issuance of shares for participants who are also Insiders.

(5)	The formula for the maximum payout of PSUs is a multiplier of 2.5 times the number of PSUs outstanding (67,900).

Potential Payments Upon Termination or Change of Control

Potential Payments Upon Termination

Pursuant to his employment agreement, Mr. Quintana will be entitled to certain benefits upon the termination of his employment. Such benefits depend upon the circumstances surrounding his termination, which are described below:

•

Termination by us at any time and for whatever reason (without “cause”) on 14 days written notice. Upon a termination without cause Mr. Quintana will be entitled to the continued payment of his salary for 24 months following termination;

•

Termination by us 30 days following written notice of our intention to terminate the employment agreement for cause, but only if Mr. Quintana fails to cure the alleged breach within the notice period. Upon a termination for cause, Mr. Quintana is not entitled to any additional benefits under his employment agreement.

•

Termination by us upon death or inability to perform the essential functions of the position with reasonable accommodation for 6 consecutive months during any 12 month period. Upon termination under these circumstances, Mr. Quintana is not entitled to any additional benefits under his employment agreement.

•

Termination by Mr. Quintana at any time for any reason upon 14 days written notice (without “good reason”). If Mr. Quintana terminates his employment agreement without “good reason” he shall not be entitled to any additional benefits under his employment agreement.

•

Termination by Mr. Quintana for “good reason” upon 30 days advance written notice. Upon termination by Mr. Quintana for “good reason,” Mr. Quintana will be entitled to the continued payment of his salary for 24 months following termination. “Good reason” includes an adverse change in responsibilities, reduction in compensation, a requirement that the employee change his primary work location by more than 50 miles, or an ongoing material breach of the agreement by Tesco.

The employment agreements with Messrs. Tripodo and Foster also provide for the payment of certain benefits upon the termination of employment:

•

Termination by us upon written notice without “cause.” Upon a termination without cause, Mr. Tripodo would be entitled to a lump sum cash payment of two times his base salary and Mr. Foster would be entitled to a lump sum cash payment of one times his base salary. In addition, if Messrs. Tripodo or Foster are terminated without cause they would be entitled to payment of their respective award under any short term incentive plan (“STIP”) in which they participated calculated on the basis of the employee having fully met all individual performance criteria under such STIP, paid on the basis of a deemed 12 month calendar year participation and payable at the same time other participants in the plan receive payment;

•	Termination by us for cause. Upon a termination for cause, Messrs. Tripodo and Foster are not entitled to any additional benefits under their respective employment agreements.

•

Termination upon retirement, death or the employee being disabled for a total of six months during any 12 month period. Upon a termination due to retirement, death or disability, Messrs. Tripodo and Foster would be entitled to payment under any STIP to which the employee would otherwise be entitled in the calendar year of his termination on a pro-rated basis for the period of his participation in the STIP and payable at the same time other participants in the STIP receive payment.

•

Termination by the employee at any time for any reason upon 30 days’ written notice (without “good reason”). If either Mr. Tripodo or Mr. Foster terminates his employment agreement without “good reason” he shall not be entitled to any additional benefits under his employment agreement.

•

Termination by the employee for “good reason” upon 30 days advance written notice, but only if we fail to cure the reason for such termination within the notice period. If Mr. Tripodo terminates his employment agreement for good reason he would be entitled to a lump sum cash payment of two times his base salary, and if Mr. Foster terminates his employment agreement for good reason he would be entitled to a lump sum cash payment of one times his base salary. In addition, if either Mr. Tripodo or Mr. Foster terminate their respective employment agreement for “good reason,” they would be entitled to payment of their respective award under any STIP in which they participated calculated on the basis of the employee having fully met all individual performance criteria under such STIP to achieve “target” payout, paid on the basis of a deemed 12 month calendar year participation and payable at the same time other participants in the plan receive payment. “Good reason” includes a material diminution in the employee’s base salary, a material diminution in the employee’s authority, duties or responsibilities, a material change in geographic location at which employee must perform his services to us or any other action or inaction that constitutes a material breach by us of the terms of the agreement.

The table below sets forth the total estimated payments and benefits that would be paid to each named executive officer under their employment agreements as a result of the named executive officer’s termination of employment under various scenarios. The amount shown assume termination of employment on December 31, 2007. However, the actual amounts that would be paid to the named executive officers under each scenario can only be determined at the time of termination.

Name	Termination Without Cause or for Good Reason(1)		Termination Due to Retirement, Death or Disability(1)
Julio M. Quintana	$961,563	(2)	$0
Anthony Tripodo	662,500	(3)	0
Jeffrey L. Foster	571,050	(3)	0
Robert L. Kayl	0		0
Keith M. Lowley(4)	0		0

(1)

The amounts shown do not include the value of vested stock options and incentive awards held by the named executive officers as of the end of fiscal year 2007 because they had already been earned by the named executive officer and their payment is not contingent on a termination of employment. See “Outstanding Equity Awards At December 31, 2007,” above.

(2)	Mr. Quintana’s Employment Agreement provides for continuing salary payments for 24 months. Under our Short Term Incentive Plan, he would have received $111,563 for performance in 2007.

(3)	Mr. Tripodo and Mr. Foster would have each received severance payments equal to two times their base salary plus their maximum payout under our Short Term Incentive Plan.

(4)	Mr. Lowley’s employment agreement does not provide for severance payments, but Alberta law requires reasonable notice prior to termination without cause.

Potential Payments Upon a Change of Control

Tesco has also entered into a change of control agreement with Mr. Quintana effective September 1, 2004 (the “Change of Control Agreement”). The Change of Control Agreement provide for fair treatment in the event of a “Change of Control,” defined as:

•	the acceptance of a take-over offer by shareholders representing 35% of the issued and outstanding Common Shares;

•	the acquisition by any company(ies) or individual(s) of more than 35% of the issued and outstanding Common Shares;

•

the acquisition by any company(ies) or individual(s) of less than 35% of the issued and outstanding Common Shares which nevertheless results in the ability of such company(ies) or individual(s) to elect a majority of the directors of Tesco or affect management of Tesco;

•	the merger, consolidation or amalgamation of Tesco with another entity; or

•	the sale of all or substantially all of the assets of Tesco.

Pursuant to the Change of Control Agreement, Mr. Quintana is entitled to a severance amount (the “Severance Amount”) in the event that Tesco terminates his employment without cause or Mr. Quintana terminates his employment with good reason within one year of a Change of Control. The Severance Amount equals three times Mr. Quintana’s annual salary, which for purposes of the Change of Control Agreement includes Mr. Quintana’s base salary and target for reaching maximum bonus for the year. The Change of Control Agreement also provides that we will extend his life, disability, medical and dental insurance coverage for the shorter of two years and the time when Mr. Quintana secures new employment. The Change of Control Agreement further provides that all unvested options held by the executive shall vest immediately upon a Change of Control and all options held in escrow shall be released immediately upon a Change of Control. To receive the benefits upon a Change of Control, Mr. Quintana must pay any debts owed to Tesco and must execute a release of liability in favor of Tesco against any future employment-related claims.

In addition, Mr. Quintana may for any reason, within 60 days following a Change of Control, elect to leave the employ of Tesco, in which case he would be entitled to receive his full Severance Amount. Further, Mr. Quintana may elect to leave the employ of Tesco in the event that he is constructively dismissed within one year following a Change of Control, in which case he would be entitled to receive his full Severance Amount.

The employment agreements for Messrs. Tripodo and Foster provide for certain benefits to be paid to them in the event of a “Change of Control,” defined as:

•	a change in ownership that occurs when person(s) acquire stock that, combined with stock previously owned controls more than 50% of the value or voting power of the stock of Tesco;

•

a change in effective control that occurs on the date that, during any 12-month period, either (x) any person(s) acquire stock possessing more than 50% of our voting power, or (y) the majority of the Board of the ultimate parent is replaced by persons whose appointment or election is not endorsed by a majority of the Board; or

•

a change in ownership of a substantial portion of our assets that occurs on the date that a person or a group acquires, during any 12-month period, assets of Tesco having a total gross fair market value equal to more than 50% of the total gross fair market value of all of our assets.

Pursuant to their respective employment agreements, Messrs. Tripodo and Foster will receive the following in the event of a Change of Control if they are employed by Tesco on the date of such Change of Control:

•

a lump sum cash amount equal to two times the employee’s annual cash compensation, which includes base salary and any STIP in which the employee participated calculated on the basis of the employee having fully met all individual performance criteria under such STIP, paid on the basis of a deemed 12 month calendar year participation;

•	full acceleration of vesting of all of employee’s existing unvested equity-based awards; and

•

a lump sum amount equal to the cost of continuation of group health coverage under COBRA for a period of 18 months. To receive the benefits upon a Change of Control, the affected employee must pay any debts owed to Tesco and must execute a release of liability in favor of Tesco against any future employment-related claims.

Messrs. Kayl and Lowley have letter agreements providing that upon loss of employment in connection with a change of control, each will receive payment of one year’s base salary.

If we had experienced a Change of Control as of December 31, 2007, we would have had to pay to the named executive officers the following amounts:

Change of Control Payments as of December 31, 2007

Executive	Severance Payment ($)	Value of Accelerated Options(1) ($)	Value of Accelerated Performance Stock Units ($)	Value of Health Plan Benefit(2) ($)	280G Gross Up Payment(3) ($)	Total ($)
Quintana(3)	2,805,000	766,348	207,714	28,803	—	3,807,865
Tripodo	1,060,000	974,800	—	21,602	409,686	2,466,088
Foster(4)	785,400	217,167	61,411	21,602	275,085	1,360,666
Kayl(5)	190,000	—	—	—	—	190,000
Lowley	270,000	—	—	—	—	270,000

(1)

The value of accelerated stock options upon a change of control has been calculated as the difference between the exercise price and the closing price of the shares on December 31, 2007, multiplied by the number of options vesting as a result of the change of control. Options with exercise prices above the market price on that date have not been taken into account. The value of accelerated performance stock units upon a change of control has been calculated using the cumulative ROCE from the beginning of the measurement period through December 31, 2007 to arrive at a multiplier of .63. The amounts shown do not include the value of vested stock options and incentive awards held by the named executive officers as of the end of fiscal year 2007 because they had already been earned by the named executive officer and their payment is not contingent on a termination of employment. See “Outstanding Equity Awards At December 31, 2007,” above.

(2)	Mr. Quintana is entitled to up to 24 months of continued coverage under our health plans. Messrs. Tripodo and Foster are entitled to lump sum payments equal to the cost of 18 months COBRA coverage.

(3)	Assumes no value assigned to executive’s noncompetition agreement, and no value of accelerated awards is attributed to past services.

(4)

Mr. Quintana would receive change of control payments if his employment were terminated without cause within 12 months of a change of control, or if he left for any reason within 60 days of a change of control.

(5)	Mr. Foster would be entitled to change of control payments if his employment were terminated for good reason or without cause within 12 months of a change of control.

(6)	Mr. Lowley and Mr. Kayl are entitled to receive change of control payments only if they suffer a loss of employment in connection with a change of control.

Security Ownership of Management and Certain Beneficial Owners

For purposes of this proxy statement a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

(i)	Voting power which includes the power to vote, or to direct the voting of, any class of our voting securities; and/or

(ii)	Investment power which includes the power to dispose, or to direct the disposition of, any class of our voting securities.

Security Ownership of Management

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Shares as of March 31, 2008, by (i) each of our directors, (ii) each of our named executive officers and (iii) all of our directors and executive officers as a group. The address for all of our directors and officers is c/o Tesco Corporation, 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043.

Name of Shareholder	Number of Shares Beneficially Owned		Percent of Class(1)
Directors
Fred J. Dyment	62,533	(2)	*
Gary L. Kott	60,533	(3)	*
Raymond Vance Milligan, Q.C.	11,533	(4)	*
Julio M. Quintana	322,356	(5)	*
Norman W. Robertson	61,533	(6)	*
Peter K. Seldin	6,208,466	(7)	16.8%
Michael W. Sutherlin	68,433	(8)	*
Robert M. Tessari	945,004	(9)	2.6%
Clifton T. Weatherford	33,533	(10)	*
Named Executive Officers
Anthony Tripodo	39,999	(11)	*
Jeffrey L. Foster	28,293	(12)	*
Robert L. Kayl	22,050	(13)	*
Keith M. Lowley	22,882	(14)	*
All directors and named executive officers currently employed by the Corporation as a group (13 persons)	7,887,148		21.4%

*Denotes less than 1.0%.

(1)

Percentages have been based on 36,882,108 Common Shares issued and outstanding. For purposes of computing the percentage of outstanding Common Shares held by any individual listed in this table, any Common Shares that such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes (i) 14,000 Common Shares held by Mr. Dyment and (ii) 48,533 Common Shares issuable upon exercise of options held by Mr. Dyment that are exercisable within 60 days of March 31, 2007.

(3)	Includes (i) 12,000 Common Shares held by Mr. Kott and (ii) 48,533 Common Shares issuable upon exercise of options held by Mr. Kott that are exercisable within 60 days of March 31, 2007.

(4)	Includes (i) 3,000 Common Shares held by Mr. Milligan and (ii) 8,533 Common Shares issuable upon exercise of options held by Mr. Milligan that are exercisable within 60 days of March 31, 2007.

(5)

Includes (i) 19,323 Common Shares held by Mr. Quintana directly and through his ESSP account and (ii) 303,033 Common Shares issuable upon exercise of options held by Mr. Quintana that are exercisable within 60 days of March 31, 2007.

(6)	Includes (i) 13,000 Common Shares held by Mr. Robertson and (ii) 48,533 Common Shares issuable upon exercise of options held by Mr. Robertson that are exercisable within 60 days of March 31, 2007.

(7)

Includes (i) 16,083 Common Shares held by Mr. Seldin, (ii) 6,183,850 Common Shares beneficially owned by Centennial Energy Partners, L.L.C. which Mr. Seldin is deemed to control and (iii) 8,533 Common Shares issuable upon exercise of options held by Mr. Seldin that are exercisable within 60 days of March 31, 2007. The Common Shares beneficially owned by Centennial Energy Partners, L.L.C. include (i) 2,164,702 Common Shares beneficially owned by Centennial Energy Partners, L.P., (ii) 3,185,228 Common Shares beneficially owned by Hoyt Farm Partners, L.P., (iii) 775,547 Common Shares beneficially owned by Quadrennial Partners, L.P. and (iv) 58,373 Common Shares beneficially owned by Centennial Energy Partners V, L.P. Centennial Energy Partners, L.L.C. is the general partner of each of those entities, and Mr. Seldin is the managing member of Centennial Energy Partners, L.L.C. Mr. Seldin disclaims beneficial ownership of the Common Shares beneficially owned by Centennial Energy Partners, L.L.C. except to the extent of his pecuniary interest therein.

(8)	Includes (i) 7,270 Common Shares held by Mr. Sutherlin and (ii) 61,163 Common Shares issuable upon exercise of options held by Mr. Sutherlin that are exercisable within 60 days of March 31, 2007.

(9)

Includes (i) 3,556 Common Shares held by Mr. Tessari directly, (ii) 522,915 Common Shares held by Sonas Management Ltd.; (iii) 68,533 Common Shares issuable upon exercise of options held by Mr. Tessari that are exercisable within 60 days of March 31, 2007 and (iv) 350,000 shares which Mr. Tessari has pledged to third parties in forward sale transactions, although he continues to exercise their voting rights. Not updated. Mr. Tessari is the sole director and sole shareholder of Sonas Management Ltd. and is deemed to be a beneficial owner of the Common Shares held by Sonas. Mr. Tessari disclaims beneficial ownership of the Common Shares held by Sonas Management Ltd. except to the extent of his pecuniary interest therein.

(10)	Includes 33,533 Common Shares issuable upon exercise of options held by Mr. Weatherford that are exercisable within 60 days of March 31, 2007.

(11)	Includes 39,999 Common Shares issuable upon exercise of options held by Mr. Tripodo that are exercisable within 60 days of March 31, 2007.

(12)	Includes 28,293 Common Shares issuable upon exercise of options held by Mr. Foster that are exercisable within 60 days of March 31, 2007.

(13)	Includes 22,050 Common Shares issuable upon exercise of options held by Mr. Kayl that are exercisable within 60 days of March 31, 2007.

(14)

Includes (i) 832 Common Shares held by Mr. Lowley through his ESSP account and (ii) 22,050 Common Shares issuable upon exercise of options held by Mr. Lowley that are exercisable within 60 days of March 31, 2007.

Security Ownership of Certain Beneficial Owners

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Shares as of March 31, 2008, by the persons known to us to be the beneficial owners of five percent or more of our Common Shares. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of our voting securities. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Name and Address of Shareholder	Number of Shares Beneficially Owned		Percent of Class
Centennial Energy Partners, L.L.C. 575 Lexington Avenue, 33rd Floor New York, New York 10022	6,183,850	(1)	16.8%

Royce & Associates, LLC 1414 Avenue of the Americas New York, New York 10019	4,101,205	(2)	11.1%

Columbia Wanger Asset Management, L.P. 227 West Monroe Street, Suite 3000 Chicago, IL 60606	2,783,500	(3)	7.6%

Keeley Asset Management Corp. 401 South LaSalle Street Chicago, Illinois 60605	2,439,161	(4)	6.6%

Selz Capital LLC 600 Fifth Avenue (25th Floor) New York, New York 10020	2,122,000	(5)	5.8%

(1)

As reported on Schedule 13D as filed on May 2, 2006 with the Securities and Exchange Commission by Centennial Energy Partners, L.L.C. The Common Shares beneficially owned by Centennial Energy Partners, L.L.C. include (i) 2,164,702 Common Shares beneficially owned by Centennial Energy Partners, L.P., (ii) 3,185,228 Common Shares beneficially owned by Hoyt Farm Partners, L.P., (iii) 775,547 Common Shares beneficially owned by Quadrennial Partners, L.P. and (iv) 58,373 Common Shares beneficially owned by Centennial Energy Partners V, L.P. Centennial Energy Partners, L.L.C. is the general partner of each of those entities, and Mr. Seldin is the managing member of Centennial Energy Partners, L.L.C. Mr. Seldin disclaims beneficial ownership of the Common Shares beneficially owned by Centennial Energy Partners, L.L.C. except to the extent of his pecuniary interest therein.

(2)	As reported on Schedule 13G/A as filed on February 6, 2008 with the Securities and Exchange Commission by Royce & Associates, LLC, a New York investment adviser company.

(3)	As reported on Schedule 13G as filed on January 23, 2008 with the Securities and Exchange Commission by Columbia Wanger Asset Management, L.P., an Illinois investment adviser company.

(4)	As reported on Schedule 13G as filed on February 14, 2008 with the Securities and Exchange Commission by Keeley Asset Management Corp.

(5)

As reported on Schedule 13G as filed on January 31, 2008 with the Securities and Exchange Commission by Selz Capital LLC. Per a 13G filed on February 13, 2008, Hoplite fell below 5% ownership (approximately 3.10%)

Section 16(a) Beneficial Ownership Compliance

Under the securities laws of the United States, Tesco’s directors, its executive officers, and any persons holding more than ten percent of a registered class of Tesco’s equity securities are required to report their ownership of Tesco’s Common Shares and other equity securities and any changes in that ownership to the SEC. Based solely upon a review of forms received by us and written representations of the reporting persons, we believe that all filing requirements applicable to Tesco’s officers, directors and greater than 10% stockholders have been met for the fiscal year ended December 31, 2007, except as described in the following paragraph.

We became a domestic filer, and our officers and directors became subject to Section 16(a) in January 2007. We have an Employee Stock Savings Plan (“ESSP”) administered by a Canadian company, pursuant to which employees may make monthly automatic purchases of Tesco common stock. Because of different Canadian reporting practices, for the first part of 2007 we did not receive monthly statements timely enough for participants to meet Section 16(a) filing deadlines. As a result, Barry Beierbach filed one late Form 4 covering a single ESSP purchase, Nigel Lakey filed two late Form 4s, covering two ESSP monthly purchases, Keith Lowley filed two late Form 4s, covering two ESSP monthly purchases, Julio Quintana filed two late Form 4s, covering two ESSP monthly purchases and Robert Tessari filed two late Form 4s, covering two ESSP monthly purchases. Additionally, Evert Beierbach, a former employee, filed three late Form 4s covering option exercises and sales of stock and John Fitzgerald filed one late Form 3, after he joined Tesco and became subject to Section 16(a).

Certain Relationships and Related Transactions

On November 16, 2007, Tesco, Turnkey and Robert M. Tessari, an employee of Turnkey entered into a Consulting Agreement and Intellectual Property Rights Assignment (the “Consulting Agreement”), effective as of July 16, 2007. Mr. Tessari serves on our Board and was our founder and former Chief Executive Officer and Chief Technology Officer. The Agreement provides that Turnkey will make Mr. Tessari available to provide consulting services to us from time to time and provide reasonable assistance in testing and developing our products and services (the “Services”). The term of the Consulting Agreement is for three years from its effective date and shall thereafter automatically renew for successive one year terms unless any party gives 180 days’ written notice of termination prior to the renewal date. As consideration, Turnkey will (i) be reimbursed for all reasonable, ordinary and necessary expenses incurred by Mr. Tessari and (ii) will receive preferred customer pricing on Tesco’s products as follows:

•

For purchased products, Turnkey shall receive preferred customer pricing equal to the lesser of (a) Tesco’s direct cost plus ten percent (10%) or (b) eighty-five percent (85%) of the lowest price charged to another customer of the Tesco that is not an affiliate. In the event that Turnkey can demonstrate that it can build one of our consumable products at a substantially lower cost, Turnkey may offer to us the right to provide such product at such lower price. If we choose not to provide such product at such price, Turnkey may manufacture such product and pay us a royalty of 10% of Turnkey’s manufacturing cost.

•

For rented products, the preferred customer day rate pricing shall be calculated as the sum of (a) Tesco’s direct manufacturing cost of the product divided by 730 plus (b) 10%. Turnkey guarantees a minimum of 200 rental days per year for each rented product.

In addition, in the event that Turnkey proposes development of a product or service (the “New Technology”) that we do not want to design, test and/or commercialize, Turnkey shall have a limited, nonexclusive, nontransferable license to develop, manufacture and use the New Technology for its own internal purposes. If we subsequently decides to manufacture the New Technology, we shall give notice to Turnkey, and Turnkey shall thereafter be obliged to purchase any additional products containing the New Technology from us at the prices set forth above. In such event, we shall repay Turnkey three times the documented development cost of the New Technology. All intellectual property rights in any way related to inventions made or conceived or reduced to practice within the oilfield services field pursuant to the Consulting Agreement will belong to us. In addition, all such inventions are work made for hire to the extent allowed by law and Mr. Tessari and Turnkey jointly and severally shall make all assignments necessary to accomplish the foregoing ownership described in this paragraph. During 2007, Turnkey paid us $0.7 million for products and services pursuant to the Consulting Agreement.

During 2007 prior to the effective date of the Consulting Agreement discussed above, Turnkey purchased CASING DRILLING®-related and other services and equipment from the Company in the amount of $1.9 million. The prices we charged Turnkey prior to July 16, 2007 were on terms similar to those that we charge other third parties. After that date, Turnkey was charged rates as specified in the Consulting Agreement. Prior to the effective date of the Consulting Agreement discussed above, the Company believes that the prices that Turnkey charged were on terms similar to those that would have been available from other third parties.

In 2005, we sold four drilling rigs to Turnkey for proceeds of $35.0 million plus warrants exercisable over a course of two years to purchase one million shares of Turnkey stock at a price of C$6.00. We did not exercise the warrants prior to their expiration in December 2007 and therefore we recognized a $1.2 million realized loss, which is included in Other Expense in the accompanying Consolidated Statements of Income.

Our President and Chief Executive Officer is a member of the board of directors of St. Mary Land & Exploration Company (“St. Mary”). St. Mary is engaged in the exploration, development, acquisition and production of natural gas and oil in the U.S. During 2007, St. Mary purchased $0.1 million in Top Drive rental and Casing Services from us. We believe that the prices it charged St. Mary were on terms similar to those provided to other third parties.

Our Chief Financial Officer is a member of the board of directors of Helix Energy Solutions Group, Inc. (“Helix”). Helix is an international offshore contract services provider and oil and gas exploration, development and production company. During 2007, Helix purchased $0.1 million in Casing Services from us. We believe that the prices we charged Helix were on terms similar to those provided to other third parties.

Additionally, our corporate counsel in Canada is Bennett Jones LLP. One of our directors is Counsel at Bennett Jones LLP. During 2007, we paid approximately $0.4 million for services from Bennett Jones LLP, excluding reimbursement by us of patent filing fees and other expenses. We believe that the rates paid to Bennett Jones LLP for services were on terms similar to those that would have been available from other third parties.

In February 2008, one of our directors became a director of Compton Petroleum Corporation, an ongoing customer of ours. In 2007 we received approximately $26,000 in revenues for good and services provided to Compton. We believe that the rates charged to Compton are on terms similar to those charged to other customers.

Our Code of Conduct provides that employees are to avoid situations or activities where their personal interests are, or may appear to be, in competition with or in opposition to Tesco’s interests. Employees are directed to disclose any potential conflicts of interest to a member of the Executive management team. More specifically, employees may not engage, on Tesco’s behalf, in any transaction with a business in which the employee or a family member has an interest unless the employee has prior written approval from the Executive Management Team or, if the employee is an officer or a director of Tesco, the Audit Committee of the Board.

PROPOSAL TWO – Continuation of the Shareholder Rights Plan Agreement

On July 9, 1996, the Corporation implemented a shareholder rights plan (the “Rights Plan”), the terms and conditions of which were set out in the Shareholder Rights Plan Agreement dated as of July 9, 1996 (the “Original Rights Plan Agreement”) between the Corporation and Montreal Trust Company of Canada, as rights agent. The Original Rights Plan Agreement was subsequently confirmed by the shareholders of the Corporation at the annual general and special meeting of shareholders held on August 22, 1996. Computershare Trust Company of Canada (the “Rights Agent”) is the successor to Montreal Trust Company of Canada, the original rights agent. The Rights Plan has been renewed, with shareholder and regulatory approval, on May 16, 2002 and May 13, 2005.

On February 27, 2008, the Board passed a resolution, subject to regulatory and shareholder approval, approving the continuation of the Rights Plan and approving certain amendments arising from such continuation. See “Proposed Amendments” below. The Corporation has prepared a draft version of the Third Amended and Restated Rights Plan Agreement (the “Third Amended and Restated Rights Plan Agreement”) which continues the Rights Plan and incorporates the amendments arising from such continuation. The Third Amended and Restated Rights Plan Agreement will only be entered into and become effective upon the shareholders of the Corporation approving it at the Meeting and subject to regulatory approval. A copy of the Third Amended and Restated Rights Plan Agreement, showing changes from the rights plan agreement approved by shareholders on May 13, 2005, is attached as Exhibit G.

The following is a description of the regulatory approval and shareholder approval required to continue the Rights Plan, the recommendation of the Board, an overview of the purpose of the Rights Plan, a description of the proposed amendments in the Third Amended and Restated Rights Plan Agreement and a summary of the terms of the Rights Plan. Capitalized terms used and not defined herein have the meanings ascribed to them in the Second Amended and Restated Rights Plan Agreement.

Regulatory Approval

Regarding regulatory approval, the Toronto Stock Exchange (the “TSX”) accepted notice for filing of the Third Amended and Restated Rights Plan Agreement subject to certain conditions being satisfied including, among other things, that the Third Amended and Restated Rights Plan Agreement be ratified by the shareholders of the Corporation which ratification must be evidenced by a majority of votes cast by shareholders at the Meeting in favor of the resolution approving the Third Amended and Restated Rights Plan Agreement. The TSX further requires that if the Third Amended and Restated Rights Plan Agreement is not ratified as aforesaid, then it must not be entered into. In this event, the Second Amended and Restated Rights Plan Agreement will terminate and be of no further effect immediately after the Meeting.

Shareholder Approval

At the Meeting, shareholders will be asked to approve the resolution set forth below to continue the Rights Plan under the Third Amended and Restated Rights Plan Agreement and to approve the Third Amended and Restated Rights Plan Agreement. The Third Amended and Restated Rights Plan Agreement will only become effective upon such shareholder approval and upon regulatory approval.

The Second Amended and Restated Rights Plan Agreement provides that the Rights (as defined in the Second Amended and Restated Rights Plan Agreement) and the Second Amended and Restated Rights Plan Agreement will terminate immediately after the Meeting if the Third Amended and Restated Rights Plan Agreement is not approved by a majority of the votes cast by Independent Shareholders at the Meeting in favor of the resolution continuing the Rights Plan. “Independent Shareholders” is defined in the Second Amended and Restated Rights Plan Agreement as all holders of Common Shares, excluding any Acquiring Person (as defined in the Second Amended and Restated Rights Plan Agreement), any person that is making or has announced a current intention to make a take-over bid for the Common Shares, affiliates, associates and persons acting jointly or in concert with such excluded persons, and any person who is a trustee of any employee benefit, share purchase, deferred profit sharing or other plan or trust for the benefit of employees of the Corporation. We are not currently aware of any such Acquiring Person.

The text of the resolution to continue the Rights Plan under the Third Amended and Restated Rights Plan Agreement and to approve the Third Amended and Restated Rights Plan Agreement is set forth below:

BE IT RESOLVED THAT:

1. The shareholder rights plan of the Corporation be and the same is hereby continued under the Shareholder Rights Plan Agreement dated as of July 9, 1996, as amended and restated on May 16, 2002, further amended and restated on May 13, 2005 and as proposed to be further amended and restated on the date hereof (the “Third Amended and Restated Rights Plan Agreement”), between Tesco Corporation (the “Corporation”) and Computershare Trust Company of Canada, as rights agent (a summary of which is included in the proxy statement of the Corporation dated April 14, 2008 and a copy of which was available prior to the date hereof to shareholders of the Corporation (i) on request to the Secretary of the Corporation submitted in the manner described in the said proxy statement or (ii) on the Corporation’s website located at www.tescocorp.com), and the Third Amended and Restated Rights Plan Agreement, as may be amended pursuant to its terms, be and same is hereby ratified and approved.

2. Any director or officer of the Corporation be and is hereby authorized, for and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver the Third Amended and Restated Rights Plan Agreement together with such other documents and instruments and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of the Third Amended Restated Rights Plan Agreement and any such documents or instruments and the taking of any such actions.

Purpose of the Rights Plan

We adopted the Rights Plan to ensure the fair and equal treatment of all shareholders in the event of an unsolicited take-over bid. The Rights Plan was also adopted by the Corporation to:

•	provide all shareholders of the Corporation with an equal opportunity to share in any premium paid upon an acquisition of control of the Corporation;

•	to allow both the shareholders and the Board adequate time to assess a take-over bid made for the Common Shares in relation to the circumstances and prospects of the Corporation; and

•

to allow a reasonable period of time for the Board to explore and develop alternative courses of action in an attempt to maximize shareholder value, if the Board is of the opinion that it is appropriate to do so.

Our Board was not aware of any specific take-over bid at the time of adoption of the Rights Plan in 1996 or when the Rights Plan was amended and restated in 2002 and again in 2005. In addition, the Board is not aware of any specific take-over bid for the Common Shares made or contemplated at the date of this proxy statement.

In recommending the continuation of the Rights Plan, the Board does not intend to secure the continuance in office of the existing members of the Board or to avoid an acquisition of control of the Corporation in a transaction that is fair and in the best interests of the shareholders. The rights of shareholders under existing law to seek a change in the management of the Corporation or to influence or promote action of management in a particular manner is not affected by the Rights Plan. In addition, the Rights Plan does not affect the duty of the Board to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders.

The Board believes that existing statutory rules relating to take-over bids do not provide sufficient time for the directors to fully assess offers and to explore and develop alternatives for shareholders in the event of an unsolicited take-over bid. This may deprive shareholders of the opportunity, in the absence of the Rights Plan, to fully assess the circumstances of the Corporation or to realize the maximum value for their Common Shares. Accordingly, the Board believes that a rights plan will enable it to discharge its responsibilities and to assist shareholders in responding to a take-over bid.

The Rights Plan does not preclude unsolicited bids; specifically, a bidder may make a “Permitted Bid” without triggering a “Flip-in Event”, regardless of the views of the Board as to the acceptability of the bid. The definition of a “Permitted Bid” is designed to permit shareholders to tender into a bid that provides fair value to all shareholders. If an acquiror determines not to meet the requirements of a Permitted Bid, the Board may, through the opportunity to negotiate with the acquiror, be able to influence the fairness of the terms of the take-over bid. Shareholders are advised that the Rights Plan may preclude their consideration or acceptance of offers which are inadequate and do not meet the requirements of a Permitted Bid.

Proposed Amendments

Following is a table summarizing the proposed amendments incorporated into the Third Amended and Restated Rights Plan Agreement, along with an explanation of the reason each amendment is being recommended by the Board. This table is qualified in its entirety by the text of the Third Amended and Restated Rights Plan Agreement attached as Exhibit G.

Proposed Change	Rationale
Incorporation of revised dates to reflect new Expiry Time and Termination Time as well as time frame for renewal in 2011.	(self explanatory)

Section 1.1(a)(ii)(B) Revision to definition of “Acquiring Person”	Clarification that a “Permitted Bid” must meet the standard of a “Permitted Bid” at all times to avoid triggering the Plan.

Section 1.1(a)(v) Revision to definition of “Acquiring Person”

Clarification that the exemption from the “Acquiring Person” definition is available only to underwriters who have entered into an underwriting agreement directly with Tesco. Secondary offerings would not be included.

Sections 1.1(b) and 1.1(bb) Revised definition of “Affiliate” and “Subsidiary”	These terms have been updated to coincide with changes to applicable corporate and securities legislation.

Section 1.1(c) Add concept of “Annual Cash Dividend”

Section 2.3(c) of the Plan provides for an adjustment mechanism in the event that Tesco announces a dividend or distribution between the Separation Date and the Expiration Date, other than an ordinary course dividend. The addition of the definition of “Annual Cash Dividend” is simply to provide guidance on what constitutes an ordinary course dividend.

Proposed Change	Rationale
Section 1.1(n) Revised definition of “Exercise Price”

The amendments will change the definition of the Exercise Price from $100 to a floating rate determined in relation to the Market Value. This ensures the mechanics of the Plan operate independent of the share price.

Section 1.1(s) Revision to definition of “Offer to Acquire”	The amendment will expand the definition of an “Offer to Acquire” to include a public announcement of an intention to make an offer to purchase or a solicitation to sell.

Section 1.1(v)(i)(B) Revision to definition of “Permitted Lock-up Agreement”	The amendment will clarify the scenario in which a superior bid may be accepted.

Section 2.1(b) Revision to form of Legend	The amendment will clarify the effective period of the Rights.

Section 2.2(c) Access to Information	The amendment will give Tesco the right to information to establish beneficial ownership.

Section 2.2(d) Revision to form of payment	The amendment will permit payment by way of wire transfer.

Section 4.1(c) Rights Agent Certificate of Incumbency	The amendment will entitle Tesco to a certificate of incumbency from the Rights Agent.

Section 5.1(d) Termination and Redemption

The amendment will include specific timelines during which the Board may waive a “Flip-in Event” and during which an Acquiring Person may reduce its shareholdings so that it is no longer an Acquiring Person.

Section 5.4(b) Revision to Amendment Requirements	The revisions clarify that amendments require the majority approval of both “Independent Shareholders” and all shareholders.

Section 5.4(c) Deletion of superfluous language	The final sentence in Section 5.4(c) is redundant to Section 5.4(d). The amendment will delete the extraneous language.

Section 5.18 Reconfirmation of Plan	The revisions clarify that the further extension of the Plan will require the majority approval of both “Independent Shareholders” and all shareholders.

Exhibits and Schedules	The amendments make certain changes to the Exhibits and Schedules to correspond to changes in the text of the agreement.

Summary of the Rights Plan

The Plan involves the issuance of rights to all shareholders. The rights trade with, and as part of, the Common Shares until such time as a person acquires more than 20% of the outstanding Common Shares other than by way of a Permitted Bid or Competing Permitted Bid (each as defined below).

Subject to certain exceptions, if a person acquires more than 20% of the outstanding Common Shares, the rights split from the Common Shares and the holders of the rights, other than the acquiror, are entitled to purchase additional Common Shares at a 50% discount to market, thereby creating the potential for substantial dilution to the acquiror. Our Board believes that, by creating this potential dilution, the Plan will deter coercive or otherwise unfair takeover tactics and encourage possible acquirors to negotiate with the Board to obtain a waiver of the relevant provisions of the Plan or to comply with the Permitted Bid or Competing Permitted Bid requirements of the Plan.

The principal terms of the Plan are summarized below. The summary does not purport to be complete and is qualified in its entirety by reference to the Plan (a copy of which is attached as Exhibit G to this proxy circular).

Definitions

Since several defined terms in the Plan are critical for an understanding of the terms of the Plan, we summarize the definitions of those terms below, but we refer you to the text of the Plan attached as Exhibit G for the complete definitions:

“Acquiring Person”, subject to certain exceptions, an Acquiring Person is a person who becomes the Beneficial Owner (as defined below) of 20% or more of the outstanding Common Shares, but does not include a person who makes a Permitted Bid or a Competing Permitted Bid.

“Beneficial Owner”, a person is a Beneficial Owner of Common Shares if the person, its associates, its affiliates or others acting jointly or in concert legally or beneficially owns Common Shares or has the right to acquire Common Shares within 60 days of the applicable date. The Plan includes exceptions for persons holding Common Shares as a manager of certain investment and mutual funds and money managers.

“Permitted Bid”/”Competing Permitted Bid” are take-over bids that do not trigger the “Flip-In” and other anti-takeover provisions of the Plan. In general, a “Permitted Bid” is a take-over bid to all holders of the Common Shares (other than the offeror) that meets the following conditions:

•

no Common Shares will be taken up or paid for under the bid for at least 60 days following its commencement and Common Shares may be tendered or withdrawn at any time before they are taken up and paid for; and

•

no Common Shares will be taken up or paid for unless more than 50% of the outstanding Common Shares held by shareholders (other than the offeror and certain of its related persons) have been deposited and not withdrawn. Thereafter, the bid must remain open for at least 10 additional business days to permit the remaining shareholders to tender their Common Shares.

In general, a “Competing Permitted Bid” means a bid after a Permitted Bid commences and before it expires generally meeting the conditions described above for “Permitted Bid” except that instead of having to hold the bid open for 60 days, the offeror agrees that it will not take up or pay for Common Shares under the bid before the later of (a) the 35th after its Competing Permitted Bid commenced and (b) the 60th day after the earliest Permitted Bid preceding the Competing Permitted Bid.

“Expiration Time” means, if the shareholders approve the Plan Resolution, the earlier of (a) the time when the Plan specifies that the rights terminate and (b) immediately after the annual meeting of shareholders to be held in 2011 and every third year thereafter unless the Plan is reconfirmed at that meeting.

“Separation Time” generally means the close of business on the tenth trading day after the public announcement that a person has become an Acquiring Person or, if earlier, the commencement or announcement of potential take-over bid (other than a Permitted Bid or Competing Permitted Bid). The Board may defer the Separation Time in good faith.

The Rights

Each right will entitle the holder, subject to the terms and conditions of the Plan, to purchase additional Common Shares as described in “Exercise of Rights” below. We issued one right as to each Common Share outstanding at the close of business on July 9, 1996 (the “Record Time”); and one right is automatically issued each time a Common Share is issued by the Corporation after the Record Time. Until a right is exercised, the holder of the right has no rights as a shareholder.

Evidence and Transferability of Rights Certificates

Before the Separation Time, the rights will be evidenced by the certificates for the Common Shares and may not be transferred separately from the Common Shares. After the Separation Time, the rights will be evidenced by separate rights certificates and will be transferable separately from the Common Shares.

Exercise of Rights

After the Separation Time and before the Expiration Time, each right entitles the holder to acquire one Common Share for an exercise price equal to three times the market price of the Common Shares as determined at the Separation Time (subject to certain anti-dilution adjustments). This exercise price is expected to exceed the estimated maximum value of the common shares during the term of the Rights Plan.

When a person becomes an Acquiring Person, a “Flip-in Event” occurs. Thereafter, at any time before the Expiration Time, each right (other than rights held by an Acquiring Person, which become null and void upon the Flip-in Event) entitles its holder to purchase that number of Common Shares having an aggregate market price on the date of such Flip-in Event equal to twice the exercise price for an amount in cash equal to the exercise price (subject to certain anti-dilution adjustments).

Redemption of Rights

We may redeem all of the rights with the prior approval of the shareholders at any time before a Flip-in Event. The redemption price would be $0.00001 per right (subject to adjustment). In addition, we will also redeem rights at the same price upon completion of a Permitted Bid, a Competing Permitted Bid or a bid as to which the Board waives the Plan’s provisions

Waiver

The Board may, at any time before Common Shares are acquired under a take-over bid by a take-over bid circular to all registered holders of Common Shares that would trigger a Flip-in Event, waive the application of the “Flip-in” provisions of the Plan to the acquisition. If the Board does so as to one bid, then the waiver will also apply to other competing bids made while the first bid remains open.

With the prior approval of the shareholders, the Board may also make similar waivers before other acquisitions of Common Shares that would otherwise trigger a Flip-In Event.

The Board may also waive the “Flip-in” provisions of the Plan if it determines that a person becomes an Acquiring Person inadvertently and the person reduces its ownership so that it does not remain an Acquiring Person.

Portfolio Managers

The Plan is designed to prevent the occurrence of a Flip-In Event solely by virtue of the customary activities of a person engaged in the management of mutual funds or public assets for others (e.g., a fund manager, trust company, pension fund administrator, trustee or a registered broker or dealer administering non-discretionary client accounts) provided that the person does not propose to make a take-over bid either alone or jointly or in concert with others.

Amendments

If the Plan Resolution is approved, all amendments to the Plan, other than amendments to correct clerical or typographical errors and amendments to maintain the validity of the Plan as a result of a change of applicable legislation or applicable rules or policies of securities regulatory authorities, must be approved by a majority of the votes cast by shareholders, other than an offeror under a take-over bid or an Acquiring Person (or any associate or affiliate of the offeror or the Acquiring Person or any other person acting jointly or in concert with the offeror or the Acquiring Person). In addition, all amendments to the Plan require the written concurrence of the Rights Agent and prior written consent of the Toronto Stock Exchange (as applicable).

Rights Agent

The Rights Agent under the Plan is Computershare Trust Corporation of Canada.

To be approved, the extraordinary resolution approving the Third Amended and Restated Shareholder Rights plan requires the approval of not less that a majority of the votes cast on the matter, in person or by proxy, at the Meeting.

The Board recommends a vote FOR this Proposal.

PROPOSAL THREE – Ratification of the Appointment of the Independent Auditors

Principal Accountant Fees and Services

Management of the Corporation proposes that PricewaterhouseCoopers LLP, Houston, Texas, be appointed as our independent registered public accounting firm of the Corporation to hold office until the close of the next annual general meeting of shareholders of the Corporation. PricewaterhouseCoopers LLP or its predecessors have been the independent registered public accounting firm of the Corporation since December 1, 1993 and were the auditors of two of the predecessor companies of the Corporation for more than five years prior to that date.

Service Provided	2007	2006
Audit Fees(a)	$2,050,000	$2,520,835
Audit-related Fees(b)	25,000	3,365
Tax Fees	—	—
All Other Fees(c)	—	175,800

Total	$2,075,000	$2,700,000

(a)

Audit fees consist of the aggregate fees billed or expected to be billed for professional services rendered by PricewaterhouseCoopers for the audit of Tesco Corporation’s annual financial statements, the review of financial statements included in Tesco’s Forms 10-Q or for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years. The 2007 audit fees include an estimated $960,000 for services related to Section 404 of the Sarbanes-Oxley Act of 2002.

(b)

Audit-related fees consist of the aggregate fees billed for assurance and related services by PricewaterhouseCoopers that are reasonably related to the performance of the audit or review of Tesco’s financial statements. This category includes fees related to: agreed-upon or expanded audit procedures relating to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and consultations as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by regulatory or standard setting bodies. All audit-related fees were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

(c)	All other fees consist of the aggregate fees billed for products and services provided by PricewaterhouseCoopers, other than the services described in notes (a) and (b) above.

Our Audit Committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors’ independence. For more information with respect to our Audit Committee and its relationship with our outside auditors, see “Statement of Corporate Governance Practices—Audit Committee” above.

Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Committee Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Our Chief Financial Officer, Controller and Director of Tax are the primary contacts for their respective areas to receive and assess any proposed engagements from the independent registered public accounting firm. Following receipt and initial review for eligibility by these primary contacts, a proposal would then be forwarded to the Corporate Secretary for delivery to the Audit Committee for review and confirmation that a proposed engagement is permitted. The Audit Committee has delegated specific authority for pre-approval to the Chair of the Audit Committee, provided the estimated fee of the proposed service does not exceed $25,000. The Chair must report any decisions to the Audit Committee at its next scheduled meeting. A copy of our Protocol for Approval of Audit and Permitted Non-Audit Services Provided by External Auditors is available on our website at www.tescocorp.com.

The Board recommends a vote FOR the appointment of PricewaterhouseCoopers LLP as our independent auditors at a remuneration to be determined by our Board.

Financial Statements for Fiscal Year 2007

At the Meeting, the consolidated financial statements of the Corporation for the year ended December 31, 2007 and the report of the auditors thereon will be presented. These consolidated financial statements are included in the 2007 Annual Report of the Corporation. No formal action will be taken at the Meeting to approve the financial statements. If any shareholder has questions respecting the December 31, 2007 financial statements, the questions may be brought forward at the Meeting.

Shareholder Proposals

Pursuant to the Alberta Business Corporations Act, a registered or beneficial shareholder may submit a shareholder proposal to be included in the proxy statement and form of proxy, provided the shareholder and proposal meet certain requirements and the proposal is submitted at least 90 days before the anniversary date of the previous annual meeting of shareholders. Such a proposal must have been received at our principal office no later than February 18, 2008 in order to be included in this proxy statement and form of proxy. The deadline for submitting proposals for the 2009 Annual General Meeting will be February 19, 2009.

Additional Information

We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549 and with Canadian securities regulatory authorities. You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms in Washington, D.C. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov, as well as at www.sedar.com. We make available on our website at www.tescocorp.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our Board, our Code of Conduct and other company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to us at our corporate headquarters.

The SEC and Canadian securities laws allow us to “incorporate by reference” information into this proxy statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC and on SEDAR. The information incorporated by reference is considered to be part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement. This proxy statement incorporates by reference the information contained in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC and on SEDAR on February 27, 2008. To obtain a copy of any document incorporated by reference herein, contact: Corporate Secretary, Tesco Corporation, 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043.

Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Financial information regarding the Corporation is provided in the company’s comparative financial statements and Management Discussion & Analysis for its most recently completed financial year.

You should rely only on the information contained in (or incorporated by reference into) this proxy statement to vote on each of the proposals submitted for shareholder vote. We have not authorized anyone to provide you with information that is different from what is contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated April 14, 2008. You should not assume that the information contained in this proxy statement is accurate as of any later.

By order of the Board of Directors,

James A. Lank
Secretary

April 14, 2008

EXHIBIT A

TESCO CORPORATION

Board of Directors Charter

Adopted May 18, 2007

1.

Composition. A majority of the members of the board of directors (the “Board”) of Tesco Corporation (“TESCO”) shall consist of persons that, in the judgment of the Board, meet standards of independence required of TESCO by law, regulation or stock exchange listing requirement (collectively, “applicable legal requirements”). The Board shall have the responsibility for annually designating which of its members are independent. Subject to the articles and by-laws of TESCO, and based on recommendations of the Corporate Governance and Nominating Committee, the Board shall fix the number of directors composing the Board from time to time.

2.

Responsibilities. The business and affairs of TESCO shall be managed by or under the direction of the Board, which shall be responsible for overseeing the stewardship of TESCO and its operations consistent with its fiduciary duties to shareholders. One or more of these responsibilities may be delegated to appropriate committees of the Board or officers of TESCO, as the Board may determine from time to time. The Board has the responsibility for:

(a)	appointing the chief executive officer (the “CEO”) and other officers of TESCO;

(b)

approving the strategic direction and goals of TESCO. To that end, the Board will approve the CEO’s annual goals and objectives, establish a strategic planning process and periodically, as appropriate, approve a strategic plan for the business and oversee the execution and implementation of strategic plans;

(c)	overseeing succession planning with respect to TESCO’s corporate officers (including appointing, training and monitoring corporate officers); and

(d)

overseeing the executive management of TESCO, which will have the responsibility for the day-to-day operations of TESCO. The Board will review identified principal risks of TESCO’s business and review systems designed to manage these risks.

3.

Committees. The Board shall establish and approve charters for an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee (each a “Standing Committee”). The Board may establish additional standing, special or independent committees at such times and for such purposes as it sees fit. Unless the Board otherwise determines, the following administrative provisions will apply to each committee appointed by the Board:

(a)

Members of each committee will be appointed by the Board. Qualifications for membership for the committees will be established by the Board taking into consideration applicable legal requirements. Any member of a committee may be removed or replaced at any time by the Board. If a vacancy exists on a committee, the remaining members of such committee may exercise all of the powers of the committee so long as a quorum remains. Subject to the foregoing, each member of the committee shall hold office until the close of the next annual meeting of shareholders following the date of appointment as a member or until a successor is duly appointed.

(b)

The quorum for meetings of a committee shall be a majority of the members thereof. Business may be transacted by a committee at a meeting of its members at which a quorum is present or by a resolution in writing signed by all the members of the committee.

(c)

A committee may invite such officers, directors and employees of TESCO and other persons as it may see fit from time to time to attend at meetings of the committee and to assist in the discussion of the matters being considered by the committee.

(d)

The Standing Committees shall have regularly scheduled meetings, but may meet at such other times as each such committee deems necessary to fulfill its responsibilities. Each committee shall determine the time and place at which the meetings of the committee shall be held and the procedure for calling and conducting business at such meetings, having regard to the by-laws of TESCO and applicable legal requirements.

(e)

Each Standing Committee shall have the sole authority, as it deems appropriate, to retain and replace, as needed, any independent counsel and other outside experts or advisors as such Standing Committee believes to be necessary or appropriate. The Standing Committees may also utilize the services of TESCO’s regular legal counsel or other advisors to TESCO. TESCO shall provide for appropriate funding, as determined by the Standing Committees in their sole discretion, for payment of compensation to any such persons retained by the Standing Committees.

4.

Position Descriptions. The Board shall approve position descriptions for the Chair of Board and the Chair of each committee of the Board. In addition, the Board, in consultation with the CEO, shall develop a position description for the CEO, which will include a description of the CEO’s responsibilities.

5.

Orientation and Continuing Education. The Board will approve procedures for orientation and continuing education opportunities for directors, so that members of the Board may maintain or enhance their skills and abilities as directors and keep their knowledge and understanding of TESCO’s business current. The Board may delegate this responsibility to a committee of the Board.

6.

Code of Business Conduct and Ethics. The Board shall adopt a written code of business conduct and ethics (the “Code”) applicable to directors, officers and employees of TESCO. Unless delegated to a committee, the Board shall monitor compliance with the Code and grant or approve any waivers from the Code, as it deems appropriate, for the benefit of one of the directors or officers

7.	Nomination and Assessment of Directors.

(a)	Prior to nominating or appointing individuals as directors, the Board shall:

(i)	consider which competencies and skills the Board, as a whole, should possess;

(ii)	assess which competencies and skills each existing director possesses; and

(iii)	consider the advice and input of the Corporate Governance and Nominating Committee concerning the above and its recommendations to the Board concerning new director nominees.

(b)

Unless delegated to a committee, the Board shall have the responsibility for regularly assessing the effectiveness of the Board, the committees of the Board and each individual director. An assessment may consider:

(i)	in the case of a Board or a committee of the Board, its charter; and

(ii)	in the case of an individual director, the applicable position descriptions, as well as the competencies and skills each individual director is expected to bring to the Board.

8.	Compensation. Unless delegated to a committee, and following consideration of any recommendations by of a committee charged with such responsibility, the Board shall:

(a)

review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those corporate goals and objectives and determine the CEO’s compensation level based on this evaluation;

(b)	set compensation levels for directors; and

(c)	approve compensation, incentive-compensation plans and equity-based plans for directors, officers and employees of TESCO, together with any awards under such plans.

9.	Independent Directors. The independent directors of the Board will meet regularly in the absence of management and non-independent directors.

10.

Communications with the Board. Shareholders and other interested parties desiring to communicate with the Board should direct their inquiries and communications to Chairman, Tesco Corporation Board of Directors, c/o Corporate Secretary, 3993 West Sam Houston Parkway North, Suite 100 Houston, TX 77043-1211. The independent directors have appointed the Corporate Secretary as their agent in processing inquiries and communications received and forwarding such inquiries and communications to the appropriate person or committee.

EXHIBIT B

TESCO CORPORATION

Audit Committee Charter

Adopted May 18, 2007

1.	Establishment of the Audit Committee. The board of directors (the “Board”) of Tesco Corporation (“TESCO”) hereby establishes a committee to be called the Audit Committee (the “Committee”).

2.

Purpose. Management is responsible for the TESCO’s accounting and financial reporting processes. The Committee’s purpose is to represent and assist the Board of Directors with oversight of the integrity of TESCO’s accounting and financial reporting processes (including related internal controls) and the audits of the financial statements of TESCO.

3.	Composition of the Committee.

(a)	The Committee shall be composed of not less than three directors of TESCO.

(b)

The Committee and its members shall, in the judgment of the Board, meet such independence standards as are required by law, regulation or stock exchange listing requirements applicable to TESCO and the Committee (“applicable legal requirements”). Without limiting the foregoing, to the extent required by applicable legal requirement:

(i)

Each member of the Committee shall have the ability to read and understand the Company’s basic financial statements and otherwise shall be financially literate within the meaning set forth under Multilateral Instrument 52-110 as adopted by the Ontario Securities Commission (“MI 52-110”). A Committee member who does not meet the foregoing requirements may be appointed to the Committee provided that the member meets such requirements within a reasonable period of time following his or her appointment; and

(ii)

At least one member of the Committee shall, in the judgment of the Board be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. In addition, to the extent required, at least one member (who may also serve as the audit committee financial expert) shall, in the judgment of the Board of Directors, have accounting or related financial management expertise in accordance with applicable stock exchange listing standards.

(c)

Members shall be appointed annually by the Board from among directors of TESCO. The Chair of the Committee shall be appointed by the Board. A director shall automatically cease to be a member of the Committee upon ceasing to be a director of TESCO.

4.	Responsibilities. Subject to the powers of the Board and in addition to any other responsibilities assigned to the Committee by the Board, the Committee’s responsibilities are set forth below.

(a)	Review of Financial Statements and Other Financial Information. The Committee will have the following responsibilities and all related authority required to discharge such responsibilities to:

(i)

Oversee TESCO’s compliance, and to adopt procedures it believes will be designed to cause TESCO to maintain compliance, with all of the applicable legal requirements relating to financial reporting, audit functions and audit committee operations, including any applicable requirements of MI 52-110 and Rule 10A-3(b)(2)-(5) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

(ii)

Review TESCO’s financial statements, management’s discussion and analysis and annual earnings press releases before TESCO publicly discloses or files such statements or information. In addition, the Committee will review the disclosure contained in TESCO’s annual information form that is required to be filed pursuant to MI 52-110 (including Form 52-110F1 Committee Information Required in the AIF attached to MI 52-110). The Committee will recommend to the Board, based on the review described in this Charter, whether the financial statements should be included in the annual report on Form 10-K. The Committee shall also approve on behalf of the Board TESCO’s interim financial statements and related management’s discussion and analysis and interim earnings press releases.

(iii)	The Committee shall provide the Audit Committee Report for inclusion in TESCO’s annual proxy statement or other required filings.

(iv)	Establish and oversee procedures, and periodically assess the adequacy of such procedures, for:

(A)	the review of TESCO’s public disclosure of financial information extracted or derived from TESCO’s financial statements, other than the public disclosure referred to in paragraph (b) above;

(B)	the receipt, retention and treatment of complaints received by TESCO regarding accounting, internal accounting controls or auditing matters; and

(C)	the confidential, anonymous submission by employees of TESCO of concerns regarding questionable accounting or auditing matters.

(v)	Review with the external auditors of TESCO:

(A)	the scope of the audit;

(B)	significant changes to TESCO’s accounting principles, practices or policies; and

(C)	new or pending developments in accounting principles, reporting matters or industry practices which may materially affect TESCO.

(vi)

Review with the external auditors, TESCO’s external auditors, and TESCO’s management the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the external auditors or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of TESCO.

(b)	External Auditors.

(i)

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for TESCO (each an “external auditor”). Without limiting the foregoing, the Committee shall:

(A)

Select and retain (subject to approval by TESCO’s shareholders), evaluate and terminate when appropriate, the external auditors, set the external auditors’ compensation, and pre-approve all audit and non-audit services to be provided by the external auditors. The Committee may delegate approval authority for audit and non-audit services to one or more members of the Committee.

(B)

At least annually, consider the independence of the external auditors, including consideration of audit partner rotation and non-audit services provided by the external auditors. In connection therewith the Committee shall, at least annually, receive and review a report by the external auditors describing in detail all of the relationships between the external auditors and TESCO, considering whether the non-audit services performed by the external auditors during the year have impacted their independence and determining whether any relationship exists between the external auditors and TESCO exists which may affect the independence of the external auditors.

(C)

Take such action as it considers appropriate regarding the independence of the external auditors and compliance by external auditors with the requirements set forth in National Instrument 52-108 Auditor Oversight, to the extent applicable.

(D)

At least annually, receive and review a report by the external auditors describing the external auditors’ internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review or Public Company Accounting Oversight Board (PCAOB) review, of the external auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

(E)

Periodically review TESCO’s internal control and management information systems, and verify that TESCO’s financial results are reported to securityholders, regulators and the public as required by applicable legal requirements.

(ii)	The external auditors of TESCO shall report directly to the Committee and the Committee shall have authority to communicate directly with the external auditors.

(iii)	The Committee shall facilitate the resolution of disagreements between management of TESCO and the external auditors regarding financial reporting.

(c)

Internal Audit. The Committee shall be responsible for oversight of the internal audit function of TESCO (the “Internal Auditor”), whether such function is performed by an employee of TESCO or an outside consultant. The Internal Auditor shall report directly to the Committee and the Committee shall have authority to communicate directly with the Internal Auditor.

(d)	Internal Controls, Information Systems and Risk Management. The Committee shall:

(i)

review with the external auditors of TESCO the adequacy of internal control procedures and management information systems and make inquiries to management of TESCO and the external auditors of TESCO about significant risks and exposures to TESCO that may have a material adverse impact on TESCO’s financial statements and about the efforts of the management of TESCO to mitigate such risks and exposures.

(ii)

monitor any changes in TESCO’s internal control over financial reporting. It will oversee and approve any required disclosure as to any change that occurred during TESCO’s most recent interim period that has materially affected, or is reasonably likely to materially affect, TESCO’s internal control over financial reporting.

(e)	Other.

(i)	The Committee shall review and approve TESCO’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of TESCO.

(ii)	The Committee shall review and approve all related party transactions.

(iii)	The Committee shall review this Charter at least annually to determine if amendments to this Charter should be recommended to the Board.

5.	Administrative.

(a)	The administrative provisions set forth in Section 3 of TESCO’s Board of Directors Charter shall apply to the Committee.

(b)	The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate.

EXHIBIT C

TESCO CORPORATION

Compensation Committee Charter

Adopted May 18, 2007

1.	Establishment of Compensation Committee. The board of directors (the “Board”) of Tesco Corporation (“TESCO”) hereby establishes a committee to be called the Compensation Committee (the “Committee”).

2.

Purpose. The Committee’s purpose is to assist the Board in its oversight responsibilities relating to compensation matters for TESCO, including the review and determination of compensation to be paid to executive officers and directors and the review and approval of compensation disclosure that may be required in accordance with applicable legal requirements.

3.	Composition.

(a)	The Committee shall be composed of not less than two directors of TESCO.

(b)

The Committee and its members shall, in the judgment of the Board, meet such independence standards as are required by law, regulation or stock exchange listing requirements applicable to TESCO and the Committee (“applicable legal requirements”).

(c)

Members shall be appointed annually by the Board from among directors of TESCO. The Chair of the Committee shall be appointed by the Board. A director shall automatically cease to be a member of the Committee upon ceasing to be a director of TESCO.

4.	Responsibilities. Subject to the powers of the Board and in addition to any other responsibilities delegated to the Committee by the Board, the Committee’s responsibilities are set forth below.

(a)

The Committee shall evaluate TESCO’s Chief Executive Officer, and determine the compensation of the Chief Executive Officer and those other officers who meet the definition of a “covered employee” set forth in U.S. Internal Revenue Code §162(m) (including awards under incentive-compensation plans and equity-based plans, as well as other elements of compensation). The Committee shall deliberate and vote with respect to the Chief Executive Officer’s compensation without the presence of the Chief Executive Officer.

(b)

The Committee shall make recommendations to the Board with respect to compensation to be paid to TESCO’s other officers and directors (including awards under incentive-compensation plans and equity-based plans, as well as other elements of compensation).

(c)

The Committee will determine the performance goals relating to “performance-based compensation” for executives whose compensation is covered by Section 162(m) of the Internal Revenue Code of 1986, as amended, determine the elements of such compensation, determine whether performance goals have been attained and, if appropriate, certify in writing prior to payment of such compensation that the performance goals have been met.

(d)

The Committee shall (i) review the executive compensation sections to be included in TESCO’s filings or proxy statements, (ii) review and discuss with TESCO’s management the Compensation Discussion and Analysis (“CD&A”) to be included in such filings or statements and determine whether to recommend to the Board that the CD&A be included in the applicable filing or statement, and (iii) provide the Compensation Committee Report for inclusion in any such filing or statement.

(e)	To the extent delegated the authority to do so by the Board, the Committee shall administer TESCO’s equity incentive plans.

C-1

(f)	The Committee shall review this Charter at least annually to determine if amendments to this Charter should be recommended to the Board.

5.	Administrative.

(a)	The administrative provisions set forth in Section 3 of TESCO’s Board of Directors Charter shall apply to the Committee.

(b)	The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate.

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EXHIBIT D

TESCO CORPORATION

Corporate Governance and Nominating Committee Charter

Adopted May 18, 2007

1.

Establishment of Corporate Governance and Nominating Committee. The board of directors (the “Board”) of Tesco Corporation (“TESCO”) hereby establishes a committee to be called the Corporate Governance and Nominating Committee (the “Committee”).

2.

Purpose. The Committee’s purpose is to develop the approach of TESCO to matters of corporate governance and, from time to time, to review such approach and make recommendations to the Board of TESCO in respect of such matters. In addition, the Committee shall advise the Board on corporate governance and related matters.

3.	Composition.

(a)	The Committee shall be composed of not less than two directors of TESCO.

(b)

The Committee and its members shall, in the judgment of the Board, meet such independence standards as are required by law, regulation or stock exchange listing requirements applicable to TESCO and the Committee (“applicable legal requirements”).

(c)

Members shall be appointed annually by the Board from among directors of TESCO. The Chair of the Committee shall be appointed by the Board. A director shall automatically cease to be a member of the Committee upon ceasing to be a director of TESCO.

4.	Responsibilities. Subject to the powers of the Board and in addition to any other responsibilities assigned to the Committee by the Board, the Committee’s responsibilities are set forth below.

(a)

The Committee shall periodically review the composition and size of the Board, having regard to the desired experience, mix of skills and other qualities, taking into account the current Board members and the specific needs of TESCO.

(b)

The Committee shall make recommendations to the Board, for its review and approval, of nominees for election as directors and members of standing committees of the Board,. In recommending to the Board nominees for directors and members of standing committees of the Board, the Committee shall take into account (i) the competencies and skills that the Board considers to be necessary for the Board or the applicable committee, as a whole, (ii) the competencies and skills that the Board considers each individual director to possess, (iii) the competencies and skills nominee will bring to the Board or applicable committee and (iv) whether the nominee has sufficient time and resources to devote to his or her duties as a member of the Board.

(c)	The Committee shall review and recommend to the Board succession plans for key officers of TESCO.

(d)	The Committee shall review and recommend to the Board required disclosure relating to corporate governance practices.

(e)

The Committee shall develop TESCO’s approach to corporate governance, including developing a set of corporate governance principles and guidelines. In addition, the Committee shall regularly review and assess:

(i)	TESCO’s corporate governance systems.

(ii)	the charter of the Board and each committee of the Board, the position descriptions for the Chair of the Board and each committee of the Board and TESCO’s Policy on Business Conduct and Ethics.

D-1

(f)	Overseeing director orientation and continuing education.

(g)	Monitoring compliance with TESCO’s Business Ethics Policy and granting waivers with respect thereto.

(h)

The Committee shall regularly assess the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. The Committee shall review this Charter at least annually or, where circumstances warrant, at such shorter interval as is necessary, to determine if further additions, deletions or other amendments are required.

5.	Administrative.

(a)	The administrative provisions set forth in Section 3 of TESCO’s Board of Directors Charter shall apply to the Committee.

(b)	The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate.

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EXHIBIT E

SUMMARY OF AMENDED AND RESTATED

TESCO CORPORATION

2005 INCENTIVE PLAN

(EFFECTIVE MAY 18, 2007)

Amended and Restated Tesco Corporation 2005 Incentive Plan

The Amended and Restated Tesco Corporation 2005 Incentive Plan (the “Revised Incentive Plan”) contains the following general terms:

•

The Revised Incentive Plan allows grants of stock options (including incentive stock options), stock appreciation rights, (“SARs”) phantom stock, bonus stock, performance based and/or time based restricted stock units, and other stock or performance based awards. SARs may be granted on a stand-alone basis or in tandem with options.

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Upon the exercise of a vested SAR (and in the case of a tandem SAR, the related option), a participant will be entitled to payment equal to the excess of the market value of a Tesco share on the date of exercise over the subscription or base price under the SAR. The award may specify whether settlement will be in cash, in shares, or a combination of cash or shares.

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Each restricted stock unit or performance stock unit granted under the Incentive Plan generally represents one Tesco share. Vested units will generally be settled upon vesting by delivery of a Tesco share for each vested unit or payment of a cash amount equal to the market value of a Tesco share at the time of settlement, as specified in the award. The award may provide for the accrual of dividend equivalent amounts in respect of awards of restricted stock units or performance stock units before settlement.

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Performance stock units and other awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code generally will condition the amount payable (or Shares issuable) upon the achievement of performance goals. Please refer to “Tax Aspects—Performance Conditions for Awards Intended to Qualify as Performance-Based Compensation.”

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The Existing Incentive Plan provides for grants to be approved by the Board. The Revised Incentive Plan generally follows that approach. However, in certain instances, determinations by a committee comprised of independent directors will be crucial. Thus, the Revised Incentive Plan provides that, in addition to circumstances where the board of directors elects to delegate authority to the Compensation Committee:

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the compensation committee will have the power to (a) evaluate the chief executive officer’s awards and performance relating thereto and to determine awards and (b) as to other executive officers the compensation committee shall make recommendations to the board of directors with respect to Awards;

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the compensation committee will make awards intended to be “performance-based compensation” under Section 162(m) of the Internal Revenue Code to the chief executive officer and the four other highest paid officers;

¡	the compensation committee may make awards in other circumstances to satisfy an exemption from Section 16 short swing trading rules.

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Awards cannot be granted at less than market value which is defined as the higher of: (i) the closing trading price of the shares on the TSX on the last trading day prior to the date of grant; or (ii) the average of the high and low prices on the U.S. exchanges on which Tesco shares trade on the date of grant.

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The Revised Incentive Plan grants broad powers to the Board (or Compensation Committee, as applicable) to set terms of awards, including as to vesting (e.g. vesting may be set on any schedule (i.e. not just over three years) and on any criteria, including performance). Specifically, vesting may be conditioned upon passage of time, continued employment, satisfaction of performance criteria, or any combination of the foregoing, provided that

¡	except in connection with the death of a participant, such conditions permit all or any portion of any award to become vested no earlier than the first anniversary of the effective date of the award;

¡	performance conditions to vesting of any portion of an award will be measured over a period greater than one year;

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except in connection with the death or retirement of a participant, awards of restricted stock units will not become vested more rapidly than ratably over the three year period following the effective date of the award; and

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with respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the applicable performance criteria shall be a measure based on one or more criteria determined by compensation committee or board of directors (subject to the terms of the Revised Incentive Plan) on or prior to the effective date of such award or as of any later time permitted under Section 162(m).

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As with the Existing Incentive Plan, the Revised Incentive Plan maintains the aggregate plan limits of 10% of the outstanding shares on a non-diluted basis. For this and other limitations, please read “Plan Limitations” below.

•	Awards may be tailored to meet the applicable tax and securities rules of Canada and the United States, and so for certain purposes distinguishes between Canadian Awards and U.S. Awards.

•	The Revised Incentive Plan maintains the limitations with respect to the issuance of awards to any one person or to insiders described in “Plan Limitations” below.

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The Revised Incentive Plan provides that either the Board or Compensation Committee, as applicable, may decide to accelerate awards (and the expiration dates) upon change of control or specify in the Awards that such acceleration will automatically occur. With respect to Awards made under the Revised Incentive Plan a “change of control” is defined generally to include acquisitions by persons or groups of beneficial ownership representing more than 50% of either the then outstanding Shares or voting power of the then outstanding voting securities of the Corporation (with certain exclusions); members of the Corporation’s then “incumbent board” ceasing to be a majority of the board of the Corporation; a merger, reorganization, statutory or mandatory share exchange, business combination, consolidation or similar transaction involving the Corporation or one of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries (considered on a consolidated basis), or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries, unless the holders of the Corporation’s Shares and voting securities own more than 50% of the “resulting entity” from the transaction (in substantially the same proportions), the members “incumbent board” of the Corporation continue to hold a majority of the board seats of the “resulting entity” and no other person owns more than 50% of shares of common stock or voting power (unless such ownership existed before the combination); or the shareholders approve a plan of complete liquidation or dissolution of the Corporation. Please refer to the definitions attached as Exhibit A to the copy of the Revised Plan attached to these materials for a more complete description of the events constituting “Change of Control.”

•	The Revised Incentive Plan more explicitly specifies the consequences of termination of employment (including upon death or disability) than the Existing Incentive Plan.

•	The Revised Incentive Plan allows Awards to have up to 10 year terms.

•	Existing option awards will be governed by current terms; the revisions will be effective as to awards upon shareholder approval.

Termination of Employment or Service

Unless otherwise determined by the Board (or the Compensation Committee), or otherwise set forth in the terms of an individual award, the following general rules will apply with respect to awards granted under the Revised Incentive Plan:

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If employment or service is terminated for any reason whatsoever other than death, disability or retirement (or if service of a consultant is terminated for any reason whatsoever other than death), non-vested awards will terminate and the participant will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award, if any, or the 90th day after termination;

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If the employment or service is terminated by retirement, non-vested awards will terminate and the participant will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award or during the one year period following retirement (three months in the case of incentive stock options);

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If employment or service is terminated by death or disability of an employee or director (or death of a consultant), non-vested awards will terminate and the participant (or his or her estate) will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award or during the one year period following death or disability (and special provisions are made with respect to death or disability after retirement and while the retiree has the power to exercise an award as provided above)

The Revised Incentive Plan allows the Board (or Compensation Committee, as applicable) to set other terms relating to termination of employment or service and relating to leaves of absence, including allowing or providing for acceleration of vesting, termination as to vested portions of the award (for example upon termination for cause), and continuation of awards (or exercise periods) beyond the period generally provided above.

Plan Limitations

With respect to both the Existing Incentive Plan and the Revised Incentive Plan, the number of shares subject to issuance at any given time in connection with awards cannot exceed 10% of the then issued and outstanding shares on a non-diluted basis (i.e. without taking into account any shares that underlie then outstanding and executory options, warrants or other securities convertible into, exchangeable for, or exercisable for shares, with or without the payment of consideration, including awards, and without taking into account treasury shares or shares held by an entity in which Tesco holds a majority of the voting equity securities). Any outstanding and unexercised awards under the Existing Incentive Plan (and its predecessors) will be taken into account in applying this 10% limitation. The Revised Incentive Plan makes clear that the following will not be counted in applying the 10% limitation: shares that have been issued upon the conversion, exchange or exercise of an award, shares subject to an award that has expired or is forfeited, surrendered, cancelled or terminated (including awards that are settled without issuance of shares), and awards that are settled in cash (although while such awards are outstanding and have not been settled in cash they will be counted toward the 10% cap).

Awards are also subject to the following limitations:

•	Up to 1,000,000 shares may be made subject to incentive stock options;

•	The aggregate number of shares subject to options and SARs under the Plan during any calendar year to any one participant shall not exceed 500,000;

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For as long as the Corporation’s shares are listed for trading on the TSX, the TSX Rules with respect to security holder approval, and security based compensation arrangements apply to the Corporation:

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The number of Shares issued to “insiders” (including associates if legally required) within any one year period and issuable to the insiders at any time, under the Revised Incentive Plan and all other security-based compensation arrangements (as determined under the rules of the TSX) cannot exceed 10% of the total issued and outstanding shares, respectively;

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The number of Shares issued, or reserved for issuance with respect to Awards, to any one “insider” (including associates if legally required) within any one year period under the Revised Incentive Plan and all other security-based compensation arrangements cannot exceed 5% of the total issued and outstanding Shares.

For these purposes, “insider” generally means a director or officer, a director or officer of an insider or of one of Tesco’s subsidiaries, a person (or group) holding greater than 10% beneficial ownership of voting securities. Share limitations will generally be subject to adjustment based on corporate recapitalizations, stock splits, and other similar events.

Limitations on Repricings or Extension of Term of Insider Awards; Transferability

The exercise price for options issued to insiders (please refer to “Plan Limitations” above) and related SARs and the base price under stand-alone SARs may be changed after issuance only with prior shareholder approval. Awards to other employees may also be limited.

If the rules of a stock exchange on which the shares are being traded require shareholder approval with respect to extension of awards issued to insiders, such extensions will not be effective until such approval is obtained.

Unless an award otherwise provides, an award is not transferable, other than by testamentary disposition by the participant or the laws of intestate succession. The Board (or the Compensation Committee) may allow transfers to family members or related entities. No transfer of incentive stock options may be made unless permitted by Section 422 of the Internal Revenue Code.

Eligibility, Outstanding Awards and Pending Awards

All directors, executive officers, employees and consultants may become eligible for awards under the Revised Incentive Plan. The Board currently expects to make awards only to officers, non-employee directors, general managers and key contributors, including a total of 112 employees.

In 2006, stock options covering 499,507 shares were exercised, representing 1.39% of the total issued and outstanding shares as of December 31, 2006. As of March 31, 2007, 2,091,620 shares were covered by outstanding awards. Additional awards representing 223,100 shares, which will be subject to the Revised Incentive Plan have been authorized by the Board but will not be granted until the Revised Incentive Plan has been approved by shareholders. 2,314,720 shares represented 6.3% of the total issued and outstanding common shares as of such date. The market value of shares underlying all awards was $61,455,816 as of such date and the aggregate exercise price for options then outstanding was $31,646,481. Tesco shares delivered upon the exercise or settlement of awards may be shares that are authorized but unissued or Tesco shares purchased in the open market or in private transactions.

Restricted Stock Units (RSUs). Restricted Stock Units are a long term incentive designed to track the value of our shares. RSUs have a value tied to the underlying shares of our stock but the actual underlying shares are not issued until the recipient satisfies the vesting requirement, which is continued employment with the company over a defined period of time. Upon vesting, the Corporation will distribute shares or, at the Corporation’s option, the cash equivalent of shares to the recipient.

Performance Stock Units (PSUs). Performance Stock Units are similar to RSUs, but add an additional performance factor in determination of their value. The goal of performance shares is to align the interests of a recipient to the interests of shareholders by providing an explicit incentive for management to focus their efforts on maximizing shareholder value. The payout of each PSU is determined on the date of vesting and is arrived at by multiplying the value of the Corporation’s stock times a multiplier (which may be greater than or less than 100%). The multiplier is based upon a performance objective formula that is determined when the PSU is originally granted. There is no payout when threshold performance is not met. For 2007, the formula provides that if the threshold return on capital employed (ROCE) performance hurdle is met, 50% of target payout is provided. If the target ROCE performance hurdle is met, 100% of target payout is provided. If the stretch ROCE performance hurdle is met, 200% of target payout is paid. Intermediate numbers are interpolated. There is potential for 250% of the target payout to be paid if the maximum ROCE performance hurdle is met.

If the Revised Incentive Plan is not approved, the board of directors and the compensation committee expect to approve the issuance of additional stock options under the Existing Incentive Plan in lieu of the equity incentives described above.

Amendments and Termination

The Revised Incentive Plan provides that the Board may amend, suspend or terminate the Revised Incentive Plan, subject to applicable legal or stock exchange requirements. The Revised Incentive Plan specifically provides that, to the extent required by applicable law or by stock exchange requirements, shareholder approval will be required for the following types of amendments:

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any amendments which would result in the exercise price for any award granted under the Revised Incentive Plan being lower than the market value of the shares underlying the award at the time the award is granted;

•	any amendment which reduces the exercise price or purchase price of an award;

•	any amendment extending the term of an award held by an Insider beyond its original expiry date except as otherwise permitted by the Revised Incentive Plan;

•	the adoption of any option exchange involving award; and

•	any other amendment required to be approved by shareholders under applicable law or rules of a stock exchange.

Performance Vesting Conditions for Awards Intended to Qualify as Performance-Based Compensation. Awards granted under the Revised Incentive Plan may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code in order to preserve U.S. federal income tax deductions by Tesco with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of Tesco’s five most highly compensated executive officers. The performance goals for performance stock units must consist of one or more performance goals. Such goals include, without limitation, elements that reference the performance by the Tesco or its subsidiaries, divisions, or its business or geographical units or functions and/or elements that reflect individual performance. The performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and the related regulations. Performance goals may differ among performance stock units granted to any one participant or for performance stock units granted to different participants. To the extent required to satisfy Section 162(m) of the Code, performance goals will be based on one or more of the following business criteria for Tesco or specified subsidiaries, divisions or business or geographical units (except with respect to the total shareholder return and earnings per share criteria):

• earnings per share	• revenues

• share price performance	• cash flow

• return on net assets	• return on assets

• return on investment or capital	• return on equity

• economic value added	• gross margin

• net income	• pretax earnings

• earnings before interest, taxes, depreciation, depletion and amortization	• pretax operating earnings after interest expense and before extraordinary or special items

• operating income	• total shareholder return

• debt reduction	• market or segment share

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any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special applicable index or as compared with objective performance as against a group of comparable companies

A performance goal need not, however, be based upon an increase or positive result under a business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to a specific business criterion). In addition, to the fullest extent allowed by law, the Revised Incentive Plan allows performance goals to be established based on individual goals and performance in addition to or in substitution for criteria described above, as long as such goals are pre-established and objective and not based on mere continued employment. The compensation committee will determine whether the applicable qualifying performance criteria have been achieved.

Finally, unless an adjustment would affect the status of a performance stock units as “performance-based compensation” under Section 162(m) of the Code, the board of directors (or compensation committee) may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: asset write-downs, litigation or claim judgments or settlements, the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs and any extraordinary non-recurring items as described in applicable accounting literature or Tesco’s management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s periodic reports under the Exchange Act for the applicable period.

Term

The Revised Incentive Plan, if approved, will be effective with respect to grants of awards issued before the 10th anniversary of the shareholder approval, if given. The Board has the power, at any time, to amend, suspend or terminate the Revised Incentive Plan.

U.S. Federal Income Tax Consequences of the Revised Incentive Plan

In General. The Revised Incentive Plan is not intended to be subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. The following summary is based on the applicable provisions of the Internal Revenue Code, as currently in effect and the income tax regulations and proposed income tax regulations issued thereunder.

Status of Options. Options granted under the Revised Incentive Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences both to the option holder and to us differ depending on whether an option is an incentive stock option or a non-qualified stock option.

Nonqualified Options. No U.S. federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the option holder will be treated as receiving compensation, taxable as ordinary income and subject to employment taxes in the year of exercise. Except in any case where the exercise price is made in part with common shares previously acquired by the option holder, the amount recognized as ordinary income and subject to employment taxes upon exercise is the excess of the fair market value of the common shares at the time of exercise over the exercise price paid for such common shares. See the subheading entitled “Payment of Option Price in Shares” for special rules in circumstances where the exercise price is paid in part with previously acquired common shares. At the time common shares received upon exercise of a non-qualified stock option are disposed of, any difference between the fair market value of the common shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the common shares. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the common shares.

Upon an option holder’s exercise of a non-qualified stock option, and subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder, assuming we satisfy the federal income tax reporting requirements with respect to such compensation. We are not entitled to any tax deduction in connection with a subsequent disposition by the option holder of the common shares acquired incident to exercise of a nonqualified option issued under the Revised Incentive Plan.

If the common shares received upon the exercise of a non-qualified stock option are transferred to the option holder subject to certain restrictions, then the taxable income realized by the option holder, unless the option holder elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured with reference to the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a non-qualified stock option.

Incentive Stock Options. No U.S. federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder would recognize no taxable income upon exercise of an incentive stock option if the option holder (a) does not dispose of the common shares acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the common shares were transferred to the option holder (the “Holding Period”) and (b) is an employee of either (i) the company granting the option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If common shares received upon exercise of an incentive stock option are disposed of after completion of the Holding Period, any difference between the exercise price paid for such common shares and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the common shares so acquired.

If, however, an option holder disposes of common shares acquired pursuant to exercise of an incentive stock option before the Holding Period has expired (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common shares at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424 of the Internal Revenue Code.

Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of common shares acquired upon exercise of an incentive stock option over the exercise price paid for such common shares is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the common shares are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Payment of Option Price in Shares. In the case of a non-qualified option, if the option price is paid by the delivery of common shares previously acquired by the option holder having a fair market value equal to the option price (“Previously Acquired Shares”), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of common shares. The option holder’s basis and holding period in the number of common shares received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The option holder would treat the fair market value of the number of common shares received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The option holder’s basis in such excess common shares would be equal to their fair market value at the time of exercise. The option holder’s holding period in such excess common shares begins on the date the option holder acquires those common shares.

In the case of an incentive stock option, the federal income tax consequences to the option holder of the payment of the option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an incentive stock option or an option granted under an employee stock purchase plan (“Statutory Option”) and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the option holder’s basis and holding period in the number of common shares received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the option holder upon the Disqualifying Disposition of the Previously Acquired Shares; (ii) the option holder’s basis in the number of common shares received in excess of the number of Previously Acquired Shares used would be zero; (iii) the option holder’s holding period in such excess common shares begins on the date the option holder acquires those common shares; and (iv) the other incentive stock option rules would apply. Upon a subsequent Disqualifying Disposition of the common shares so received, the shares with the lowest basis would be treated as disposed of first.

Stock Appreciation Rights and Phantom Stock. The amount received upon exercise of a stock appreciation right or upon receipt of cash or stock pursuant to an award of phantom stock is included in taxable income as ordinary compensation income at the time the cash or stock is received. Such amounts will also be subject to employment taxes. In the case of receipt of stock, the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Internal Revenue Code, described below, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the Revised Incentive Plan participant.

Bonus Stock. In general, a person will treat the fair market value of bonus stock awards on the date such amount is received as compensation, taxable as ordinary income and subject to employment taxes. Subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we will be entitled to a deduction for the corresponding amount assuming any federal income tax reporting requirements are satisfied.

Performance Awards. In general, a participant who receives a performance award will not be taxed on receipt of the award, but instead cash or the fair market value of the common shares received following achievement of the performance criteria under the performance award will be taxable as ordinary compensation income with respect to the performance award, on the date that cash or unrestricted common shares are received or, if applicable, any restricted common shares received in connection with the performance award cease to be subject to forfeiture. Such amounts will also be subject to employment taxes. Subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we will be entitled to a deduction for an amount equal to the ordinary compensation income realized by the participant.

Other Stock or Performance-based Awards. The tax consequences of other types of “stock or performance-based awards” will depend upon the nature and terms of the awards.

Withholding for Taxes

No common shares shall be issued under the Revised Incentive Plan until arrangements satisfactory to us have been made for the payment of any tax amounts that may be required to be withheld or paid by us with respect thereto. At the discretion of the Committee, such arrangements may include allowing the participant to tender to us common shares already owned by the participant or to request us to withhold common shares being acquired pursuant to the award which have an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such award.

Additional Tax Consequences

Section 162(m) of the Internal Revenue Code, places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly-traded corporations. Amounts that qualify as “performance based” compensation under Section 162(m)(4) of the Internal Revenue Code are exempt from the cap and do not count toward the $1 million limit. Generally, options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.

In addition, some awards may be covered by Section 409A of the Internal Revenue Code. In such event, we normally would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Internal Revenue Code to any affected participant.

Notwithstanding the foregoing, the Revised Incentive Plan expressly provides that there is no commitment or guarantee that any U.S. federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Revised Incentive Plan.

Canadian Federal Income Tax Consequences of the Revised Incentive Plan

In General. The Revised Incentive Plan is intended to be effected in such a manner that, for holders subject to taxation under the Income Tax Act (Canada) (the “ITA”), it will not be considered a “salary deferral arrangement” or create adverse tax consequences under the ITA for such holders. Holders subject to taxation under the ITA shall be referred to as “Canadian Holders”. The following summary is based on the current and proposed provisions of the ITA and the regulations thereunder, together with our understanding of the existing case law and the published administrative and assessing policies of the Canada Revenue Agency (the “CRA”), any of which may be changed at any time.

This summary assumes that a Canadian Holder is or is deemed to be resident in Canada for purposes of the ITA, deals at arm’s length with the Corporation and received the option as an employee as a result of the employee’s employment with the Corporation or a corporation with which the Corporation does not deal at arm’s length.

Option Grant. No taxable benefit will be realized by a Canadian Holder to whom a stock option is granted at the time of the grant.

Option Exercise. A Canadian Holder will generally realize a taxable benefit from employment at the time the stock option is exercised in an amount equal to the difference, if any, between the fair market value of the Common Shares acquired pursuant to the stock option and the aggregate amount paid by the Canadian Holder to acquire such Common Shares.

However, provided certain preconditions are met, a Canadian Holder will have the option to elect to defer realizing a taxable benefit from employment upon the acquisition of Common Shares pursuant to a stock option. Generally, such election can be made provided the Canadian Holder deals at arm’s length with the Corporation, does not own 10% or more of the issued shares of any class of the capital stock of the Corporation, the exercise price for the stock option is not less than the fair market value of the Shares at the time the stock option is granted, and provided that the Common Shares are publicly listed and qualify as “prescribed shares” as defined in the Regulations to the ITA. The Common Shares acquired pursuant to the stock options should qualify as prescribed shares for the purposes of the ITA. Consequently, as long as the exercise price for the stock options is not less than fair market value of the Common Shares at the time the stock options are granted, the deferral should be available. The deferral will only be effective if the Canadian Holder elects in the form prescribed by the Regulations (the “Deferral Election”). If the Deferral Election is made, the income inclusion resulting from the taxable benefit will be deferred from the year in which the Shares are acquired to the earlier of the year in which the Shares are disposed of and the year in which the Resident Employee dies or becomes non-resident.

A Canadian Holder is entitled to a deduction equal to  1/2 of the amount of the taxable benefit realized on the exercise of a stock option if certain preconditions are met. Generally, this deduction will be available if the Canadian Holder deals at arm’s length with the Corporation, the exercise price for the stock option is not less than the fair market value of the Common Shares at the time the stock option is granted and provided that the Common Shares qualify as “prescribed shares” as discussed above. Consequently, as long as the exercise price for the stock options is not less than fair market value of the Common Shares at the time the stock options are granted, the  1/2 deduction should be available. The  1/2 deduction will not, however, be available in computing “adjusted taxable income” for the purposes of calculating alternative minimum tax under the ITA. Where a Canadian Holder makes the Deferral Election, the  1/2 deduction will be available when the taxable benefit is included in the income of the Employee.

For the purposes of the ITA, the taxable benefit realized by a Canadian Holder on the exercise of a stock option is deemed to be an amount received by virtue of employment. Consequently, the Corporation will be required to withhold and remit tax to the CRA in respect of any benefit realized by a Canadian Holder pursuant to the exercise of a stock option. This withholding obligation is required even though there is no cash payment made to the employee by the employer against which taxes must be withheld. According to the CRA’s administrative practice in this regard, the employer is required to withhold from the employee’s salary or other remuneration in order to pay this withholding tax. In a case where the employee can demonstrate that such withholding would cause undue hardship, the amount of withholding can be reduced. Generally, in such circumstances the amount of the withholding tax obligation is spread out over the remainder of the calendar year in which the stock option is exercised as opposed to being withheld from a particular payment of salary, wages or other remuneration. If a Canadian Holder makes the Deferral Election, the Corporation will not be required to make withholding in respect of the amount of tax related to the taxable benefit being deferred.

Disposition of Shares. Upon an actual or deemed disposition of a common share which was originally acquired upon the exercise of a stock option, a Canadian Holder who holds such common share as capital property will realize a capital gain (or a capital loss) to the extent that the proceeds of disposition, net of reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the common share. The adjusted cost base of a common share acquired pursuant to the exercise of a stock option will be equal to the fair market value of the common share at the time that it is acquired. The adjusted cost base of each common share acquired upon the exercise of a stock option will be averaged with the adjusted cost base of all other Common Shares of the Corporation then held by such Canadian Holder. Where, however, a Canadian Holder makes the Deferral Election, the Common Shares so acquired will not be subject to this cost-averaging rule and each common share will thus have its own unique adjusted cost base.

One-half of any capital gain will be included in computing the Canadian Holder’s income as a taxable capital gain. One-half of a capital loss realized by the Canadian Holder may be deducted by such employee against taxable capital gains in the year of disposition, the three preceding taxation years or any subsequent taxation year, subject to detailed rules contained in the ITA. Taxable capital gains are taxed at the same rate applicable to ordinary income. There is no special holding period which must be met in order to qualify for the capital gains treatment described above.

Other Stock or Performance-based Awards. The tax consequences to a Canadian Holder of other types of “stock or performance-based awards” will depend upon the nature and terms of the awards.

EXHIBIT F

SUMMARY OF TESCO CORPORATION

AMENDED AND RESTATED

EMPLOYEE STOCK SAVINGS PLAN

(EFFECTIVE MAY 18, 2007)

Tesco Corporation Amended and Restated Employee Stock Savings Plan

The Tesco Corporation Amended and Restated Employee Stock Savings Plan (“Revised ESSP”) was adopted to meet exemptions available under U.S. securities laws. The Revised ESSP allows direct issuances of shares to the accounts of executive officers pursuant to an exemption under Rule 16b-3 of the U.S. Securities Exchange Act from the short swing trading provisions of Section 16(b) and makes other changes to reflect the differences between U.S. and Canadian tax and securities law.

Plan Limitations

The number of shares that can be issued to the executive officers under the Revised ESSP is limited to 500,000 shares. For as long as the shares are listed for trading on the TSX and the standards with respect to security holder approval and with respect to security based compensation arrangements apply to Tesco, the number of shares that may be issued to executive employees (including associates if required by TSX rules) within any one year period, and issuable to executive employees, at any time, under the Revised ESSP and all other Tesco security-based compensation arrangements (as determined under the rules of the TSX), shall not exceed 10% of the issued and outstanding shares at any given date of determination. For these purposes, “insider” generally means a director or officer, a director or officer of an insider or of one of Tesco’s subsidiaries, a person (or group) holding greater than 10% beneficial ownership of voting securities. Share limitations are subject to adjustment based on corporate recapitalizations, stock splits, and other similar events.

The Revised ESSP authorizes the creation of sub-plans or special rules designed to achieve desired tax or other objectives in particular locations or guidelines or to achieve other business objectives in the determination of the board, which sub-plans or special rules shall not be required to comply with the requirements or the specific provisions of the Revised ESSP.

Eligibility and Participation

Each employee (full time or permanent part-time) becomes eligible to participate on and after the first day of the “election period” commencing after the employee’s completion of three months of service. Individuals classified as independent contractors, consultants, advisers, or members of the board of directors are not considered “employees.” Eligibility to participate ceases upon termination of employment for any reason. The board of directors may, in its sole discretion, waive the foregoing eligibility qualification periods. Employees of the Corporation in the United States are not eligible to participate in the Existing ESSP, except for certain Executive Management Team members. All other U.S. employees are eligible to receive matching contributions to Tesco’s 401(k) plan instead.

During an election period, an employee may elect to make voluntary contributions through payroll deductions of up to 7.5% of such employee’s earnings during a “subscription period.” An “election period” begins on the third business day following Tesco’s public earnings release with respect to a quarter or year (the “release date”) and ends with the last day of the calendar month during which such release date occurs. An election initially is in effect with respect to the three-calendar month period commencing on first day of the calendar month immediately following the release date. Each three-calendar month period after an election period is a “subscription period.” Unless and until a new election is made, an election shall remain in force and apply to all subscription periods. With respect to executive employees, the board may fix election periods and subscription periods at longer (but not shorter) periods than described above.

The Revised ESSP provides that matching contributions for any given employee during a subscription period shall not exceed the voluntary contributions by such employees, but the level of matching contributions may be set at a lower percentage or amount of the employee’s earnings, and the board has the discretion to limit eligibility for matching contributions to certain employees and set special limitations (such as contribution levels or purchase restrictions) as to some or all employees. Currently, Tesco has set a limit of a 4% matching contribution.

Under the Revised ESSP, shares purchased by executive employees through the Revised ESSP are made directly from Tesco at the market price of the shares on the date of purchase (which is the 10th business day after the calendar month of contribution). Please read “Plan Limitations” for a description of the limitations on the number of shares that may be issued. As indicated above, the amount of contributions deducted or matched (less any required income or employment tax withholding) during a calendar month is applied to the purchase of shares during the following calendar month. Under the Revised ESSP, the contributions and matches (less any required income or employment tax withholding) with respect to executive officers are applied to the purchase of shares from Tesco on the 10th business day of the month following such contribution and match. The purchase price is at market value on such day (defined as the higher of the TSX market price on the trading day preceding such day or the average of the high and low prices on the U.S. exchanges on which Tesco’s shares are traded).

Canadian employees may hold either or both of a standard account and a RRSP Account (which is a tax-advantaged Group Registered Retirement Savings Plan account under Canadian law). Contributions may be allocated only as follows (and allocations may be changed only once per calendar year):

	Standard Account	RRSP Account
Option 1	100%	0%
Option 2	50%	50%
Option 3	0%	100%

Vesting, Withdrawal and Restrictions

All contributions are immediately vested, subject to limitations in the Revised ESSP, and participation ceases upon termination of employment for any reason (except short term leaves). Upon termination, shares allocated to standard accounts will be distributed to the employee within 60 days (and any contributions not applied to purchases will also be distributed) and shares allocated to RRSP accounts will be transferred to individual RRSP accounts.

Once per calendar year an employee may withdraw all or any portion of the shares held in his or her account without penalty or additional transaction fees/charges. Tesco may allow additional withdrawals at other times, but the employee will pay all transaction fees and Tesco will cease to make matching contributions on behalf the employee who has made an additional withdrawal as follows:

Proportion of Shares Withdrawn	Matching Contribution Suspension Period
less than or equal to 50% of the balance	6 months
greater than 50% of the balance	12 months

Employees may continue voluntary contributions during the suspension period.

The Board may establish such limitations or rules on contributions, the purchase of shares, or the disposition of shares (including withdrawn shares) with respect to all or any employees that it may deem, in good faith, necessary or appropriate to prevent the use of material non-public information, the violation (or potential violation) of applicable law or stock exchange rules, or the potential disruption of trading after the completion of a public offering by Tesco. Such limitations or rules may include, without limitation, blackout periods and restrictions with respect to the disposition of shares withdrawn by an executive employee.

Amendments and Termination

Tesco may amend the Revised ESSP, subject to applicable legal or stock exchange requirements that require shareholder approval. No amendment may reduce the then current balances (including allocated or purchased shares). Tesco may, in its sole discretion, suspend the operation of the Revised ESSP at any time and, on 30 days notice to the employees, terminate the Revised ESSP at any time. In November 2007 the Board made two technical amendments to the Revised ESSP, without shareholder approval, as permitted by the ESSP. Those amendments (a) provided that dividends would be allocated to members’ accounts as soon as reasonably practicable following the dividend payment date instead of at the end of the month prior to receipt of the dividend, and (b) provided for annual instead of quarterly printed statements.

Summary of U.S. Federal Income Tax Consequences of the Revised ESSP

Voluntary contributions through payroll deductions that are applied to purchase common shares at fair market value will not give rise to taxable income for U.S. federal income tax purposes under the Internal Revenue Code. Matching contributions generally result in ordinary compensation income to affected participants under the Revised ESSP and that compensation is subject to employment taxes. If common shares are distributed or withdrawn from the Revised ESSP and subsequently disposed of by a participant in a taxable transaction, any difference between the amount realized on the disposition and the purchase price would result in capital gain or loss to the participant. We are not be entitled to a deduction as a result of effecting payroll deductions of voluntary contributions or any disposition by a participant of common shares acquired under the Revised ESSP. We are entitled to a deduction equal to any matching contributions at the same time and in the same amount as the income realized by the affected participant in the Revised ESSP.

Summary of Canadian Federal Income Tax Consequences of the Revised ESSP

Voluntary contributions through payroll deductions that are applied to purchase common shares at fair market value do not give rise to taxable income for employees (the “Canadian Participants”) subject to the Income Tax Act (Canada). Matching contributions generally result in ordinary employment income to Canadian Participants under the Revised ESSP, with such income subject to ordinary withholding and income tax obligations. If common shares are distributed or withdrawn from the Revised ESSP and subsequently disposed of by a Canadian Participant, a capital gain (loss) may be realized.

To the extent that the Corporation remits contributions to an eligible administrative agent (who shall use the contributions solely to acquire common shares of the Corporation), the Corporation would be entitled to a deduction equal to any matching contributions with respect to the Canadian Participants.

EXHIBIT G

SHAREHOLDER RIGHTS PLAN AGREEMENT

Amended and Restated as of [~~May 13~~•], ~~2005~~2008

between

TESCO CORPORATION

and

COMPUTERSHARE TRUST COMPANY OF CANADA

as Rights Agent

Page
ARTICLE 1 CERTAIN DEFINITIONS		G-2
1.1	Certain Definitions	G-2
1.2	Currency	G-12
1.3	Acting Jointly or in Concert	G-13
1.4	Control	G-~~16~~13
1.5	Definition of Agreement	G-~~16~~13
ARTICLE 2 THE RIGHTS		G-13
2.1	Issue of Rights; Legend on Common Share Certificates	G-13
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	G-14
2.3	Adjustments to Exercise Price; Number of Rights	G-16
2.4	Date on Which Exercise is Effective	G-~~25~~20
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	G-20
2.6	Registration, Registration of Transfer and Exchange	G-~~26~~20
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	G-21
2.8	Persons Deemed Owners of Rights	G-~~27~~21
2.9	Delivery and Cancellation of Certificates	G-21
2.10	Agreement of Rights Holders	G-~~28~~22
ARTICLE 3 ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS		G-~~29~~22
3.1	Flip-in Event	G-~~29~~22
ARTICLE 4 THE RIGHTS AGENT		G-24
4.1	General	G-24
4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent	G-24
4.3	Duties of Rights Agent	G-~~32~~25
4.4	Change of Rights Agent	G-~~34~~26
ARTICLE 5 MISCELLANEOUS		G-~~35~~27
5.1	Redemption and Termination	G-~~35~~27
5.2	Expiration	G-29
5.3	Issuance of New Rights Certificates	G-29
5.4	Supplements and Amendments	G-~~38~~29
5.5	Fractional Rights and Fractional Shares	G-~~39~~30
5.6	Rights of Action	G-~~40~~31
5.7	Holder of Rights Not Deemed a Shareholder	G-~~40~~31
5.8	Notices	G-~~40~~31
5.9	Costs of Enforcement	G-32
5.10	Successors	G-~~42~~32
5.11	Benefits of this Agreement	G-~~42~~33
5.12	Descriptive Headings	G-~~42~~33
5.13	Governing Law	G-~~42~~33
5.14	Language	G-~~42~~33
5.15	Counterparts	G-33
5.16	Severability	G-33
5.17	Coming Into Effect	G-~~43~~33
5.18	Reconfirmation	G-~~43~~33
5.19	Regulatory Approvals	G-~~43~~34
5.20	Determinations and Actions by the Board of Directors	G-~~43~~34
5.21	Notice of Proposed Actions	G-34
5.22	Time of the Essence	G-~~44~~34
5.23	Declaration as to Non-Canadian Holders	G-~~44~~34
5.24	Amendment and Restatement	G-~~45~~34

G-i

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT dated as of the [~~13th~~•] day of [~~May~~•], ~~2005,~~2008,

BETWEEN:

TESCO CORPORATION, a corporation incorporated under the laws of the Province of Alberta (hereinafter referred to as the “Corporation”)

OF THE FIRST PART,

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada (hereinafter referred to as the “Rights Agent”)

OF THE SECOND PART.

WHEREAS:

A.

on July 9, 1996, the Corporation implemented a shareholder rights plan (the “Original Rights Plan”), the terms and conditions of which are set out in the Shareholder Rights Plan Agreement dated as of July 9, 1996 (the “Original Rights Plan Agreement”) between the Corporation and Montreal Trust Company of Canada, as rights agent;

B.	in order to implement the Original Rights Plan, the board of directors of the Corporation (“Board of Directors”):

(i)

authorized the issuance of one right (a “Right”) in respect of each Common Share outstanding at the Close of Business on July 9, 1996 (the “Record Time”), which distribution was made to shareholders of record at the Record Time;

(ii)	authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time; and

(iii)	authorized the issuance of Rights Certificates to holders of Rights pursuant to the terms and subject to the conditions set forth in the Original Rights Plan Agreement;

C.

each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in the Original Rights Plan Agreement;

D.

the Original Rights Plan Agreement was subsequently confirmed by the shareholders of the Corporation at the annual general and special meeting of shareholders of the Corporation held on August 22, 1996;

E.	pursuant to an agreement dated January 26, 2001, Montreal Trust Company of Canada assigned all of its rights, duties and obligations under the Original Rights Plan Agreement to the Rights Agent;

F.

the Original Rights Plan was amended and restated on March 14, 2002 (the “Amended and Restated Rights Plan”) pursuant to the terms and conditions of the Original Rights Plan Agreement as amended and restated on March 14, 2002 (the “Amended and Restated Rights Plan Agreement”) and the Amended and Restated Rights Plan Agreement was subsequently ratified, confirmed and approved at the annual general and special meeting of shareholders of the Corporation held on May 16, 2002;

G.

the Amended and Restated Rights Plan ~~Agreement provides that (i) at or prior to~~was recommended for renewal by the Board of Directors at the annual general and special meeting of ~~shareholders of the Corporation in the year 2005, provided that a Flip-in Event (as defined in the Amended and Restated Rights Plan Agreement) has not occurred prior to such time (other than a Flip-in Event which has been~~

~~waived by the Board of Directors in accordance with the terms of the Amended and Restated Rights Plan Agreement), the Board of Directors shall submit a resolution ratifying the continued existence of the Amended and Restated Rights Plan Agreement until the termination of the annual meeting of shareholders of the Corporation in the year 2008 to the Independent Shareholders (as that term is defined in the Amended and Restated Rights Plan Agreement) for their consideration and, if thought advisable, approval, and (ii) unless a majority of the~~the Shareholders of the Corporation which occurred on May [13], 2005 and was subsequently approved for renewal pursuant to a majority of votes cast by Independent Shareholders ~~who vote in respect of such resolution are voted~~ in favour of the ~~continued existence of the Amended and Restated Rights Plan Agreement~~renewal until the termination of the annual general and special meeting of shareholders of the Corporation in ~~the year 2008, the Amended and Restated Rights Plan Agreement and all outstanding rights shall terminate and be of no further force and effect as at and after the termination of such annual meeting;~~2008.

H.

the Board of Directors has determined that it is advisable to continue the Amended and Restated Rights Plan subject to certain amendments and updates as included herein to ensure, to the extent possible, that all shareholders of the Corporation are treated equally and fairly in connection with any take-over bid for the Corporation and to ensure that the Board of Directors is provided with a sufficient period of time to evaluate unsolicited take-over bids and to explore and develop alternatives to maximize shareholder value;

I.

the Board of Directors has submitted at the annual general and special meeting of shareholders of the Corporation held on [~~May 13~~•], ~~2005~~2008 a resolution to the Independent Shareholders approving the continued existence of the Amended and Restated Rights Plan under this Agreement and approving this Agreement and such resolution was duly passed by the Independent Shareholders;

J.	the foregoing recitals and statements of fact are made by the Corporation and not the Rights Agent; and

K.	all capitalized terms used in the foregoing recitals shall have the meanings attributed thereto in this Agreement;

NOW THEREFORE in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1

CERTAIN DEFINITIONS

1.1	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)	“Acquiring Person” shall mean any Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares; provided, however, that the term “Acquiring Person” shall not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of any one or a combination of:

(A)

an acquisition or redemption or conversion by the Corporation of Common Shares which, by reducing the number of Common Shares outstanding, increases the percentage of Common Shares Beneficially Owned by such Person to 20% or more of the Common Shares then outstanding (“Share Acquisitions or Redemptions”);

(B)	share acquisitions made pursuant to a Permitted Bid or a Competing Permitted Bid (“Permitted Bid Acquisitions”) provided, however, that if a

Take-over Bid that qualified as a Permitted Bid when made ceases to be a Permitted Bid because it ceases to meet any or all of the requirements set forth in subsection 1.1(u) prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Common made pursuant to such Take-over Bid shall not be a Permitted Bid Acquisition;

(C)

share acquisitions (1) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to Sections 5.1(b), (c) or (d); or (2) which were made on or prior to the Record Time; or (3) which were made pursuant to a dividend reinvestment plan of the Corporation; or (4) pursuant to the receipt and/or exercise of rights issued by the Corporation to all the holders of the Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person and provided that such Person does not thereby acquire a greater percentage of Common Shares or Convertible Securities than the Person’s percentage of Common Shares Beneficially Owned immediately prior to the receipt and/or exercise of such rights; or (5) pursuant to a distribution by the Corporation of Common Shares or Convertible Securities (and the conversion of such Convertible Securities) made pursuant to a prospectus or by way of private placement, provided that such Person does not thereby acquire a greater percentage of such Common Shares or Convertible Securities than the Person’s percentage of Common Shares Beneficially Owned immediately prior to such distribution; or (6) pursuant to a plan of arrangement, amalgamation or other statutory procedure requiring shareholder approval; or (7) pursuant to a distribution by the Corporation of Common Shares or Convertible Securities upon the exercise by an individual employee of stock options granted under a stock option plan of the Corporation or rights to purchase securities granted under a share purchase plan of the Corporation, provided that (i) all necessary stock exchange approvals for such stock option plan or share purchase plan have been obtained and such stock option plan or share purchase plan complies with the terms and conditions of such approvals and (ii) such Person does not become the Beneficial Owner of more than 25% of the Common Shares outstanding immediately prior to the distribution, and in making this determination the Common Shares to be issued to such Person in the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of outstanding Common Shares immediately prior to the distribution (“Exempt Acquisitions”);

(D)

the acquisition of Common Shares upon the exercise of Convertible Securities received by such Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition (as defined below) (“Convertible Security Acquisitions”); or

(E)

acquisitions as a result of a stock dividend, a stock split or other event pursuant to which such Person receives or acquires Common Shares or Convertible Securities on the same pro rata basis as all other holders of Common Shares, provided that such Person does not thereby acquire a greater percentage of such Common Shares or Convertible Securities than the Person’s percentage of Common Shares Beneficially Owned immediately prior to such acquisition (“Pro Rata Acquisitions”);

provided, however, that if such Person shall become the Beneficial Owner of 20% or more of the Common Shares then outstanding by reason of any one or a combination of (i) Share Acquisitions or Redemptions, (ii) Permitted Bid Acquisitions, (iii) Exempt Acquisitions, (iv) Convertible Security Acquisitions, or (v) Pro Rata Acquisitions and, after such Share Acquisitions or Redemptions or Permitted Bid Acquisitions or Exempt Acquisitions or Convertible Security Acquisitions or Pro Rata Acquisitions, such Person becomes the Beneficial Owner of more than an additional 1.00% of the number of Common Shares outstanding other than pursuant to any one or combination of Share Acquisitions or Redemptions, Permitted Bid Acquisitions, Exempt Acquisitions or Convertible Security Acquisitions or Pro Rata Acquisitions, then as of the date of any such acquisition such Person shall become an “Acquiring Person”;

(iii)

a Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares at the Record Time provided, however, that if such Person shall after the Record Time become the Beneficial Owner of more than an additional 1.00% of the number of Common Shares outstanding other than pursuant to Share Acquisitions or Redemptions, Permitted Bid Acquisitions, Exempt Acquisitions, Convertible Security Acquisitions or Pro Rata Acquisitions, then as of the date of any such acquisition such Person shall become an “Acquiring Person”;

(iv)

for a period of 10 days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of such Person becoming disqualified from relying on clause 1.l(d)(B) solely because such Person makes or announces an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, “Disqualification Date” means the first date of public announcement that any Person is making or intends to make a Take-over Bid; or

(v)

an underwriter or member of a banking or selling group acting in such capacity that becomes the Beneficial Owner of 20% or more of the Common Shares in connection with a distribution of securities pursuant to an underwriting agreement or similar agreement entered into by the Corporation.

(b)

“Affiliate” shall mean, when used to indicate a relationship with a specified ~~Person, shall mean~~body corporate, a Person that directly~~,~~ or indirectly, through one or more intermediaries, controls~~,~~ or is a body corporate controlled by, or ~~is~~ under common control with, such specified ~~Person~~body corporate.

(c)

“Annual Cash Dividend” shall mean cash dividends paid in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate on a per share basis, in any fiscal year, the greatest of:

(i)	200% of the aggregate amount of cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in the three immediately preceding fiscal years; and

(ii)

300% of the arithmetic mean of the aggregate amounts of the cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii)

100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year.

(d)

~~(c)~~ “Associate” of a specified individual shall mean any individual to whom such specified individual is married or with whom such specified individual is living in a conjugal relationship outside marriage, or any relative of such specified individual who has the same residence as such specified individual.

(e)	~~(d)~~ A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership”, of, and to “Beneficially Own”:

(i)

any securities which such Person or any of such Person’s Affiliates or Associates owns at law or in equity and includes any Common Shares in respect of which such Person or any of such Person’s Affiliates or Associates owns at law or in equity any related instalment receipts;

(ii)

any securities which such Person or any of such Person’s Affiliates or Associates has the right to acquire (A) upon the exercise of any Convertible Securities, or (B) pursuant to any agreement, arrangement or understanding provided such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency or the making of any payment (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities or pursuant to a pledge of securities); and

(iii)	any securities which are Beneficially Owned within the meaning of clauses 1.1(d)(i) or (ii) above by any other Person with whom such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner”, or to have “Beneficial Ownership”, of, or to “Beneficially Own”, any security:

(A)

where (1) the holder of such security has agreed to deposit or tender such security pursuant to a Permitted Lock-up Agreement to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person referred to in clause 1.l(d)(iii) or (2) such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person referred to in clause 1.l(d )(iii) until the earliest time at which any such tendered security is accepted unconditionally for payment or exchange or is taken up and paid for; or

(B)

where such Person, any of such Person’s Affiliates or Associates or any other Person referred to in clause 1.1(d)(iii), holds such security provided that (1) the ordinary business of such Person (the “Investment Manager”) includes the management of investment funds for others and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager’s duties for the account of any other Person, including non-discretionary accounts held on behalf of a client by a broker or dealer registered under applicable laws, or (2) such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds such security in the ordinary course of such duties for the estates of deceased or incompetent Persons or for such other accounts, or (3) such Person (the “Plan Trustee”) is the administrator or trustee of one or more pension funds or plans (each a “Plan”) registered under applicable laws and holds such security for the purposes of its activity as such, or (4) such Person is a Plan or is a Person established by statute (the “Statutory Body”) for purposes that include, and the ordinary business or activity of such Person includes the management of investment funds for employee benefit plans, pension plans, insurance plans (other than plans administered by insurance companies) or various public bodies, or (5) such

Person is a Crown agent or agency; provided in any of the above cases, that the Investment Manager, the Trust Company, the Plan Trustee, the Plan, the Statutory Body or the Crown agent or agency, as the case may be, is not then making a Take-over Bid or has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Corporation, by means of a Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or by acting jointly or in concert with any other Person; or

(C)

because such Person is a client of or has an account with the same Investment Manager as another Person on whose account the Investment Manager holds such security, or where such Person is a client of or has an account with the same Trust Company as another Person on whose account the Trust Company holds such security, or where such Person is a Plan and has a Plan Trustee who is also a Plan Trustee for another Plan on whose account the Plan Trustee holds such security; or

(D)

where such Person (i) is a client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, or (ii) has an account with a Trust Company and such security is owned at law or in equity by the Trust Company, or (iii) is a Plan and such security is owned at law or in equity by the Plan Trustee; or

(E)	where such Person is the registered holder of securities as a result of carrying on the business of, or acting as a nominee of, a securities depositary.

For purposes of this Agreement, the percentage of Common Shares Beneficially Owned by any Person shall be and be deemed to be the product determined by the formula:

100 x A/B

Where:

A =	the number of votes for the election of all directors generally attaching to the Common Shares Beneficially Owned by such Person; and

B =	the number of votes for the election of all directors generally attaching to all outstanding Common Shares.

For the purposes of the foregoing formula, where any Person is deemed to Beneficially Own unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities held by other Persons shall, for the purposes of that calculation, be deemed to be outstanding.

~~(e)~~	~~“Business Day” shall mean any day other than a Saturday, Sunday or a day that is treated as a holiday at the Corporation’s principal executive offices in Calgary, Alberta.~~

(f)	“Business Corporations Act” shall mean the Business Corporations Act, R.S.A. 2000, c. B-9, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto.

(g)	“Business Day” shall mean any day other than a Saturday, Sunday or a day that is treated as a holiday at the Corporation’s principal executive offices in Calgary, Alberta.

(h)	~~(g)~~ “Canadian-U.S. Exchange Rate” shall mean on any date the inverse of the U.S. Canadian Exchange Rate.

(i)

~~(h)~~ “Canadian Dollar Equivalent” of any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the Canadian U.S. Exchange Rate on such date.

(j)

~~(i)~~ “Close of Business” on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Calgary, Alberta (or, after the Separation Time, the offices of the Rights Agent in Calgary, Alberta) becomes closed to the public.

(k)

~~(j)~~ “Common Shares” shall mean the common shares in the capital of the Corporation as constituted on the date hereof and any other shares of the Corporation into which such common shares may be subdivided, consolidated, reclassified or changed.

(l)	~~(k)~~ “Competing Permitted Bid” shall mean a Take-over Bid that:

(i)	is made after a Permitted Bid has been made and prior to the expiry of the Permitted Bid;

(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in clause (ii) of that definition; and

(iii)

contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified condition that no Common Shares will be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on the date that is no earlier than the later of (1) the 60th day after the date on which the earliest Permitted Bid which preceded the Competing Permitted Bid was made, and (2) 35 days after the date of the Take-over Bid constituting the Competing Permitted Bid.

(m)	~~(l)~~ “Convertible Securities” shall mean at any time:

(i)	any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Common Shares from the Corporation; and

(ii)	any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion or exchange right;

which is then exercisable or exercisable within a period of 60 days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency).

(n)

~~(m)~~ “Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right and, until adjustment thereof in accordance with the terms hereof, the Exercise Price shall ~~equal $100.00.~~be:

(i)	until the Separation Time, an amount equal to three times the Market Price, from time to time, per Common Share; and

(ii)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share;

(o)	~~(n)~~ “Expiration Time” shall mean the earlier of:

(i)	the Termination Time; and

(ii)	the termination of the annual meeting of the shareholders of the Corporation in the year ~~2008~~2011;

or, if the continued existence of this Agreement is ratified at such annual meeting by resolution passed by a majority of votes cast by Independent Shareholders who vote in respect thereof in accordance with Section 5.18, “Expiration Time” shall mean the earlier of the Termination Time and the termination of the annual meeting of shareholders of the Corporation in the year ~~2011~~2014;

(p)

~~(o)~~ A “Flip-in Event” shall mean a transaction occurring as a result of which any Person shall become an Acquiring Person provided, however, that a Flip-in Event shall be deemed to occur at the Close of Business on the tenth day (or such later day as the Board of Directors may determine) after the Stock Acquisition Date.

(q)

~~(p)~~ “Independent Shareholders” shall mean holders of Common Shares excluding (i) any Acquiring Person; or (ii) any Person that is making or has announced a current intention to make a Take-over Bid for Common Shares (including a Permitted Bid and a Competing Permitted Bid) other than a Person referred to in Section 1.l(d)(B), but excluding any such Person if the Take-over Bid so announced or made by such Person has been withdrawn, terminated or expired; or (iii) any Affiliate or Associate of such Acquiring Person or Persons referred to in clause (ii); or (iv) any Person acting jointly or in concert with such Acquiring Person or a Person referred to in clause (ii); or (v) a Person who is a trustee of any employee benefit plan, share purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Common Shares are to be voted or direct whether the Common Shares are to be tendered to a Take-over Bid.

~~(r)~~

~~(q)~~ “Market Price” per security of any securities on any date of determination shall mean the average of the daily ~~Closing Prices Per Security~~closing price per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the price used to determine the ~~Closing Price Per Security~~closing price per security on any Trading Day not to be fully comparable with the price used to determine the ~~Closing Price Per Security~~closing price per security on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the price per security used to determine the ~~Closing Price Per Security~~closing price per security on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The “~~Closing Price Per Security~~closing price per security” of any securities on any date shall be:

(i)

the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by the principal Canadian stock exchange (as determined by the Board of Directors) on which such securities are listed or admitted to trading, or if for any reason neither such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by such other securities exchange on which such securities are listed or admitted for trading;

(ii)

if, for any reason, none of such prices is available on such date or the securities are not listed or admitted to trading on a Canadian stock exchange or other securities exchange, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii)

if the securities are not listed or admitted to trading as contemplated in clause 1.1(q)(i) or (ii), the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

provided, however, that if on any such date the Closing Price Per Security cannot be determined in accordance with the foregoing, the Closing Price Per Security of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors after consultation with a nationally recognized investment dealer or investment banker with respect to the fair value per share of such securities; provided further that if an event of a type analogous to any of the events described in Section 2.3 hereof has caused any price used to determine the Market Price on any Trading Day not to be fully comparable with the price as so determined on the Trading Day immediately preceding such date of determination, each price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the price on the Trading Day immediately preceding such date of determination. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof.

(s)	~~(r)~~ “Offer to Acquire” shall include:

(i)	an offer to purchase, or a solicitation of an offer to sell, or a public announcement of an intention to make such an offer or solicitation, Common Shares; and

(ii)	an acceptance of an offer to sell Common Shares, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an ~~offer~~Offer to ~~acquire~~Acquire to the Person that made the offer to sell.

(t)

~~(s)~~ “Offeror’s Securities” shall mean Common Shares Beneficially Owned on the date of an Offer to Acquire by any Person who is making a Take-over Bid and by such Person’s Affiliates and Associates and by any Person acting jointly and in concert with such Person or such Person’s Affiliate and Associates and “Offeror” means a Person who has announced (and has not withdrawn) an intention to make or who has made (and has not withdrawn) a Take-over Bid other than a Person who has completed a Permitted Bid or a Competing Permitted Bid.

(u)	~~(t)~~ “Permitted Bid” shall mean a Take-over Bid made by a Person by means of a take-over bid circular and which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of record of Common Shares, other than the Offeror;

(ii)

the Take-over Bid contains, and the take-up and payment for Common Shares tendered or deposited thereunder is subject to, an irrevocable and unqualified condition that no Common Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on a date which is not less than 60 days following the date of the Take-over Bid;

(iii)

the Take-over Bid contains an irrevocable and unqualified condition that, unless the Take-over Bid is withdrawn, Common Shares may be deposited pursuant to the Take-over Bid at any time prior to the Close of Business on the date of first take-up or payment for Common Shares and that all Common Shares deposited pursuant to the

Take-over Bid may be withdrawn at any time prior to the Close of Business on such date;

(iv)

the Take-over Bid contains an irrevocable and unqualified condition that more than 50% of the outstanding Common Shares held by Independent Shareholders, determined as at the date of first take-up or payment for Common Shares under the Take-over Bid, must be deposited to the Take-over Bid and not withdrawn at the Close of Business on the date of first take-up or payment for Common Shares; and

(v)

the Take-over Bid contains an irrevocable and unqualified condition that in the event that more than 50% of the then outstanding Common Shares held by Independent Shareholders shall have been deposited to the Take-over Bid and not withdrawn as at the date of first take-up or payment for Common Shares under the Take-over Bid, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Common Shares for not less than 10 Business Days from the date of such public announcement;

provided that if a Take-over Bid constitutes a Competing Permitted Bid, the term “Permitted Bid” shall also mean the Competing Permitted Bid.

(v)

~~(u)~~ “Permitted Lock-up Agreement” shall mean an agreement (the “Lock-up Agreement”) between a Person, any of such Person’s Affiliates or Associates or any other Person referred to in clause 1.l(d)(iii) and one or more holders of Common Shares (each such holder herein referred to as a “Locked-up Person”) (the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, not later than the date the Lock-up Bid (as defined below) is publicly announced or, if the Lock-up Bid has been publicly announced prior to the date of the Lock-up Agreement, not later than the date of the Lock-up Agreement) pursuant to which each such Locked-up Person agrees to deposit or tender Common Shares to a Take-over Bid (the “Lock-up Bid”) made or to be made by the Person, any of such Person’s Affiliates or Associates or any other Person referred to in clause 1.1(d)(iii), provided that:

(i)

the Lock-up Agreement permits the Locked-up Person to withdraw its Common Shares from the Lock-up Agreement in order to deposit or tender the Common Shares to another Take-over Bid or to support another transaction prior to the Common Shares being taken up and paid for under the Lock-up Bid, so long as the other Take-over Bid or transaction:

(A)	offers a price or value per Common Share that exceeds the price or value per Common Share offered under the Lock-up Bid; or

(B)

if the number of Common Shares offered to be purchased under the Lock-up Agreement is less than 100% of the number of Common Shares held by Independent Shareholders, is for a number of Common Shares which is greater than the number of Common Shares that the Offeror has offered to purchase under the Lock-up Bid by such number as may have been agreed to in the Lock-up Agreement, provided that such agreed upon number is not greater than 7% of the number of Common Shares offered to be purchased under such Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under such Lock-up Bid; or

(C)

offers a price or value for each Common Share which is greater than the price or value for each Common Share offered under the Lock-up Bid by as much as or more than a specified amount provided that such specified amount is not greater than 7% of the price or value offered under such Lock-up Bid; and, for greater clarity, the Lock-up Agreement may (1) contain a right of first refusal, (2) require a period of delay to give the Person who made the Lock-up Bid an opportunity to match or better the consideration or value offered in the other Take-over Bid or transaction or to offer to purchase or otherwise acquire the same number of Common Shares subject to the other Take-over Bid or transaction or (3) contain other similar limitations on a Locked-up Person’s right to withdraw Common Shares from the Lock-up Agreement, so long as any such limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Common Shares during the period of the other Take-over Bid or transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2 1/2% of the price or value of the consideration payable under the Lock-up Bid to the Locked-up Person; and

(B)

50% of the amount by which the price or value of the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid;

shall be payable by such Locked-up Person pursuant to the Lock-up Agreement in the event such Locked-up Person fails to deposit or tender Common Shares to the Lock-up Bid or withdraws Common Shares previously tendered thereto in order to deposit or tender such Common Shares to another Take-over Bid or support another transaction.

(w)

~~(v)~~ “Person” shall mean any individual, firm, partnership, association, trust, trustee, personal representative, body corporate, corporation, unincorporated organization, syndicate, government or governmental agency, or other entity.

(x)	~~(w)~~ “Record Time” shall mean the Close of Business on July 9, 1996.

(y)	~~(x)~~ “Securities Act” shall mean the Securities Act, R.S.A. 2000, c. S-4, as amended, and the rules and regulations thereunder, and any comparable or successor laws, rules or regulations thereto.

(z)	~~(y)~~ “Separation Time” shall mean, subject to Section 5.l(d), the Close of Business on the tenth Business Day after the earlier of:

(i)	the Stock Acquisition Date;

(ii)

the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Take-over Bid which is a Permitted Bid or a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived the application of Section 3.1), provided that, if any Take-over Bid referred to in this clause (ii) expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for purposes of this Section 1.1(y), never to have been made; and

(iii)	the date upon which a Permitted Bid or Competing Bid ceases to be such;

or such later date as may be determined by the Board of Directors acting in good faith.

(aa)	~~(z)~~ “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to

Section 176 of the Securities Act or Section 13(d) of the 1934 Exchange Act) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

(bb)	~~(aa)~~ “Subsidiary” of any specified ~~Person~~corporation or other entity shall mean any corporation or other entity ~~controlled by such specified Person.~~that is

(i)	controlled by

(A)	that other corporation or entity; or

(B)	that other corporation or entity and one or more other corporations or entities, each of which is controlled by that other; or

(C)	two or more corporations or other entities, each of which is controlled by that other; or

(ii)	it is a Subsidiary of a corporation or entity that is that other corporation or entitity’s Subsidiary.

(cc)

~~(bb)~~ “Take-over Bid” shall mean an Offer to Acquire Common Shares ~~or securities convertible into Common Shares, where~~and/or Convertible Securities, if the Common Shares ~~subject to the Offer to Acquire~~, together with the Common Shares into which the ~~securities~~Convertible Securities are convertible, if applicable, are subject to the Offer to Acquire ~~are convertible, and the Offeror’s Securities,~~and constitute in the aggregate 20% or more of the outstanding Common Shares at the date of the Offer to Acquire.

(dd)	~~(cc)~~ “Termination Time” shall mean the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 or 5.18 hereof.

(ee)

~~(dd)~~ “Trading Day”, when used with respect to any securities, shall mean a day on which the principal securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange, a Business Day.

(ff)	~~(ee)~~ “U.S. Canadian Exchange Rate” shall mean on any date:

(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange with a conversion of one United States dollar into Canadian dollars, such rate;

(ii)

in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

(gg)

~~(ff)~~ “U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars shall mean on any day the United States dollar equivalent of such amount determined by reference to the U.S. Canadian Exchange Rate on such date.

(hh)	~~(gg)~~ “1933 Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(ii)

~~(hh)~~ “1934 Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

1.2	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada.

1.3	Acting Jointly or in Concert

For purposes of this Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person to acquire or Offer to Acquire any Common Shares (other than (i) customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities, and (ii) pursuant to a pledge of securities in the ordinary course of business).

1.4	Control

A Person is “controlled” by another Person or two or more other Persons acting jointly or in concert if:

(a)

in the case of a body corporate, securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons acting jointly or in concert and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate; or

(b)

in the case of a Person which is not a body corporate, more than 50% of the voting or equity interests of such entity are held, directly or indirectly, by or for the benefit of the other Person or Persons acting jointly or in concert;

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.

1.5	Definition of Agreement

For purposes of this Agreement, “Agreement” means the Amended and Restated Rights Plan Agreement, as amended and restated as of [~~May 13~~•], ~~2005~~2008 and as the same may be further amended or supplemented from time to time. References in this Agreement to “hereto”, “hereof”, “herein”, “hereby” and “hereunder” and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement.

ARTICLE 2

THE RIGHTS

2.1	Issue of Rights; Legend on Common Share Certificates

(a)

One Right has been issued in respect of each Common Share outstanding as at the Record Time and in respect of each Common Share issued after the Record Time. One Right shall continue to be issued in respect of each Common Share issued after the date of this Agreement and prior to the earlier of the Separation Time and the Expiration Time.

(b)

Certificates for the Common Shares issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and, commencing as soon as reasonably practicable after the Record Time, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

Until the earlier of Separation Time or the Expiration Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement, dated as of July 9, 1996, as amended and restated on March 14, ~~2002 and as further amended and restated on~~2002, [May 13], ~~2005,~~2005 and •, 2008, as such from time to time may be amended, restated, varied or replaced, (the “Rights Agreement”) between Tesco Corporation (the “Corporation”) and Computershare Trust Company of Canada, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the Corporation and may be inspected by shareholders of the Corporation during normal business hours. In certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain cases, they are “Beneficially Owned” by an “Acquiring Person”, as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate, without charge, as soon as practicable after the receipt of a written request therefor.

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)

Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, or its U.S. Dollar Equivalent as at the Business Day immediately preceding the day of exercise of the Right, one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)	Until the Separation Time:

(i)	no Right may be exercised; and

(ii)

each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall also be deemed to be a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c)

After the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised; and (ii) the registration and transfer of the Rights shall be independent of Common Shares. Promptly following the Separation Time the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”)) and to each holder of Convertible Securities (other than an Acquiring Person or the Nominee of an Acquiring Person) at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a “Rights Certificate”) in substantially the form of Exhibit A hereto with registration particulars appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement prepared by the Corporation describing the Rights; provided that a Nominee shall be sent the materials provided for in (x) and (y) above in respect of all Common Shares or Convertible

Securities held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares that are Beneficially Owned by another Person, the Corporation may require such Person to furnish such information and documentation as the Corporation deems necessary.

(d)

Rights may be exercised in whole or in part on any Business Day (or on any other day which, in the city at which an Election to Exercise (as hereinafter defined) is duly submitted to the Rights Agent in accordance with this Agreement, is not a Saturday, Sunday or a day that is treated as a holiday in such city) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent (at its office in Calgary, Alberta or at any other office of the Rights Agent in the cities designated from time to time for that purpose by the Corporation with the approval of the Rights Agent), the Rights Certificate evidencing such Rights together with an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent, accompanied by payment by certified cheque, banker’s draft, wire transfer or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)

Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.2(d) above, which does not indicate that the Rights represented thereby are null and void as provided by Section 3.l(b), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

(i)

requisition from the transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)	when appropriate, requisition from the Corporation the amount .of cash to be paid in lieu of issuing fractional Common Shares;

(iii)

after receipt of the Common Share certificates, deliver the same to or to the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iv)	when appropriate, after receipt, deliver such cash to or to the order of the registered holder of the Rights Certificate; and

(v)	tender to the Corporation all payments received on the exercise of the Rights.

(f)

In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	The Corporation covenants and agrees that it will:

(i)

take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(ii)

take all such action as may be necessary and within its power to comply with any applicable requirements of the Business Corporations Act, the Securities Act, the securities acts or comparable legislation of each of the other provinces of Canada, the 1933 Securities Act and the 1934 Exchange Act, and the rules and regulations thereunder and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any shares upon exercise of Rights;

(iii)

use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the principal exchanges or traded in the over-the-counter markets on which the Common Shares were traded immediately prior to the Stock Acquisition Date;

(iv)

cause to be reserved and kept available out of its authorized and unissued Common Shares a number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

(v)

pay when due and payable any and all Canadian and United States federal, provincial, and state transfer taxes (for greater certainty not including any income taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised; and

(vi)

after the Separation Time, except as permitted by Section 5.1, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of shares subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)	In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i)

declare or pay a dividend on the Common Shares payable in Common Shares (or other shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other shares) other than pursuant to any optional stock dividend program;

(ii)	subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

(iii)	combine or change the then outstanding Common Shares into a smaller number of Common Shares; or

(iv)

issue any Common Shares (or other shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other shares) in respect of, in lieu of or in exchange for existing Common Shares in a reclassification, amalgamation, merger, statutory arrangement or consolidation;

the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If the Exercise Price and number of Rights outstanding are to be adjusted (x) the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other shares) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof and (y) each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be allocated among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, combination or issuance, so that each such Common Share (or other share) will have exactly one Right associated with it. If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the number of securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof. If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares other than Common Shares in a transaction of a type described in Section 2.3(a)(i) or (iv), such shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect, and will not consolidate with, amalgamate with or into or enter into a statutory arrangement with, any other Person unless such Person agrees to be bound by the terms of an amendment effecting such treatment. If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1 hereof, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 3.1 hereof. Adjustments pursuant to this Section 2.3(a) shall be made successively whenever an event referred to in this Section 2.3(a) occurs.

In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.

(b)

In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 60 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right per share)) less than the Market Price per Common Share on such record date, the Exercise Price shall be adjusted in the manner set forth below. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed. For purposes of this paragraph (b), the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)

In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than ~~a regular periodic cash dividend~~an Annual Cash Dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in Section 2.3(b)), the Exercise Price shall be adjusted in the manner set forth below. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to each of the securities purchasable upon exercise of one Right (such determination to be described in a statement filed with the Rights Agent and the holders of the Rights). Such adjustment shall be made successively whenever such a record date is fixed.

(d)	Each adjustment made pursuant to this Section 2.3 shall be made as of:

(i)	the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to paragraph (a) above; and

(ii)

the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to paragraph (b) or (c) above subject to readjustment to reverse the same if such distribution shall not be made.

(e)

In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such shares, or securities convertible into or exchangeable for any such shares, in a transaction referred to in clause (a)(i) or (a)(iv) above, or if the Corporation shall take any other action (other than the issue of Common Shares) which might have a negative effect on the holders of Rights, if the Board of Directors acting in good faith determines that the adjustments contemplated by paragraphs (a), (b) and (c) above are not applicable or will not appropriately protect the interests of the holders of Rights, the Corporation may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, if the adjustments contemplated by paragraphs (a), (b) and (c) above are applicable, notwithstanding such paragraphs, the adjustments so determined by the Corporation, rather than the adjustments contemplated by paragraphs (a), (b) and (c) above, shall be made. The Corporation and the Rights Agent shall amend this Agreement in accordance with Section 5.4(b) and (c) as the case may be, to provide for such adjustments.

(f)	Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Corporation shall:

(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate; and

(iii)	cause notice of the particulars of such adjustment or change to be given to the holders of the Rights by way of press release or by such other means as the Corporation may determine.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of such adjustment.

(g)

Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(h)

Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.3(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Notwithstanding the first sentence of this Section 2.3(h), any adjustment required by Section 2.3 shall be made no later than the earlier of:

(i)	three years from the date of the transaction which gives rise to such adjustment; or

(ii)	the Expiration Date.

(i)

Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

(j)

In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(k)

Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors determines to be advisable, in order that any:

(i)	consolidation or subdivision of Common Shares;

(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

(iii)	stock dividends; or

(iv)	issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

2.4	Date on Which Exercise is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

(a)

The Rights Certificates shall be executed on behalf of the Corporation by any two officers or directors of the Corporation. The signature of any of these officers or directors on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers or directors of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates. Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and mail such Rights Certificates to the holders of the Rights pursuant to Section 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(b)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Registration of Transfer and Exchange

(a)

The Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.6(d) below, the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(c)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)

Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) in connection therewith.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)

If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them in their sole discretion to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners of Rights

The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable law, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10	Agreement of Rights Holders

Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a)	he will be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)	prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

(c)	after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(d)

prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);

(f)

subject to the provisions of Section 5.4, without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith this Agreement may be supplemented or amended from time to time to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with the intent of this Agreement or is otherwise defective; and

(g)

notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE 3

ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in Event

(a)	Subject to Sections 3.1(b), 5.1(b), 5.1(c) and 5.1(d) hereof, in the event that prior to the Expiration Time a Flip-in Event shall occur, the Corporation shall take such action as shall be necessary to ensure and provide, within 10 Business Days thereafter or such longer period as may be required to satisfy the requirements of the Securities Act, the 1933 Securities Act and the applicable securities acts or comparable legislation of each of the provinces of Canada and the states of the United States so that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

(b)

Notwithstanding the foregoing or any other provisions of this Agreement, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)	an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or

(ii)

a transferee, direct or indirect, from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) where such transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such, whether or not for consideration, that the Board of Directors acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding clause (i) of this Section 3.1(b), shall become void without any further action and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any provision of this Agreement and shall not have any other rights whatsoever in respect of such Rights, whether under any provision of this Agreement or otherwise.

(c)

Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of Section 3.l(b) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

The Rights represented by this Rights Certificate were Beneficially Owned by a Person who was an Acquiring Person or who was an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or a Person who was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Section 3.l(b) of the Rights Agreement.

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof.

(d)	From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1,

including without limitation, all such acts and things as may be required to satisfy the requirements of the Business Corporations Act, the Securities Act and the securities laws or comparable legislation of each of the provinces of Canada and of the United States and each of the states thereof in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

ARTICLE 4

THE RIGHTS AGENT

4.1	General

(a)

The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-rights agents (“Co-Rights Agents”) as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the execution and administration of this Agreement and the exercise and performance of its duties hereunder (including the reasonable fees and other disbursements of any expert retained by the Rights Agent with the approval of the Corporation, such approval not to be unreasonably withheld). The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done, suffered or omitted by the Rights Agent in connection with the acceptance, execution and administration of this Agreement and the exercise and performance of its duties hereunder, including legal costs and expenses of defending against any claim or liability, which right to indemnification will survive the termination of this Agreement and the resignation or removal of the Rights Agent.

(b)

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)

The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent, and at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case, at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of certificates for Common Shares and Convertible Securities and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (such approval not to be unreasonably withheld) and at the expense of the Corporation, consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

(b)

Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by persons believed by the Rights Agent to be any two officers or directors of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d)

The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)

The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common

Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1 (b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable.

(f)

The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)

The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any persons believed by the Rights Agent to be any two officers or directors of the Corporation, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in reliance upon instructions of any such persons; it is understood that instructions to the Rights Agent shall, except where circumstances make it impracticable or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably possible after the giving of such instructions.

(h)

The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. The Corporation may remove the Rights Agent upon 30 days’ notice in writing given to the Rights Agent and to each transfer agent of the Common Shares (by personal delivery, or registered or certified mail). If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the resigning Rights Agent (at the Corporation’s expense) or any holder of any Rights (which holder of Rights shall also submit his Rights Certificate for inspection by the Corporation) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Alberta. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5

MISCELLANEOUS

5.1	Redemption and Termination

(a)

The Board of Directors may, with the prior consent of holders of Common Shares or of the holders of Rights given in accordance with Section 5.1(f) or (g), as the case may be, and in each case prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)

The Board of Directors may, with the prior consent of the holders of Common Shares given in accordance with Section 5.1(f), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Common Shares otherwise than pursuant to a Takeover Bid made by means of a take-over bid circular sent to all holders of record of Common Shares and otherwise than in the circumstances set forth in Section 5.1(d), to waive the application of Section 3.1, on the same terms and conditions, to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

(c)

The Board of Directors may, at its option, prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived under this clause, determine, upon prior written notice to the Rights Agent, to waive the application of Section 3.1 to that Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by means of a take-over bid circular sent to all holders of record of Common Shares; further provided that if the Board of Directors waives the application of Section 3.1 to such a Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a take-over bid circular to all holders of record of Common Shares which is made prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Section 5.1(c).

(d)	The Board of Directors may, in respect of any Flip-in Event, waive the application of Section 3.1 to that Flip-in Event, provided that both of the following conditions are satisfied:

(i)

the Board of Directors has determined within ten Trading Days following the Stock Acquisition Date that the Acquiring Person became an Acquiring Person by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and

(ii)

such Acquiring Person has within fourteen days after the determination in (i) above or such later date as determined by the Board of Directors, reduced its Beneficial Ownership of Common Shares such that at the time of waiver pursuant to this Section 5.1(d) it is no longer an Acquiring Person and has provided the Board of Directors with satisfactory evidence thereof;

and in the event of any such waiver, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred and the Separation Time shall be deemed not to have occurred as a result of such Person having inadvertently become an Acquiring Person.

(e)

The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Section 5.1(c), the application of Section 3.1, takes up and pays for the Common Shares pursuant to the terms and conditions of the Permitted Bid or Take-over Bid, as the case may be.

(f)

If a redemption of Rights pursuant to Section 5.1(a) or a waiver of a Flip-in Event pursuant to Section 5.1(b) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Common Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation’s by-laws.

(g)

If a redemption of Rights pursuant to Section 5.1(a) is proposed at any time after the Separation Time, such redemption shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s by-laws and the Business Corporations Act with respect to meetings of shareholders of the Corporation.

(h)

Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price and reissue Rights under this Agreement to holders of record of Common Shares immediately following such time of redemption. Notwithstanding such redemption, all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and it shall be deemed not to have occurred and Rights shall remain attached to the outstanding Common Shares, subject to and in accordance with the provisions of this Agreement.

(i)

If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances where Section 5.l(a) is applicable, such redemption is approved by the holders of Common Shares or the holders of Rights in accordance with Section 5.l(f) or (g), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price.

(j)

Within 10 Business Days after the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if Section 5.1(a) is applicable within 10 Business Days after the holders of Common Shares or the holders of Rights have approved a redemption of Rights in accordance with Section 5.1(f) or (g), as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at its last address as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.

(k)	The Corporation shall give prompt notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2	Expiration

No Person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.l(a) of this Agreement.

5.3	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number of or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

(a)

The Corporation may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulations thereunder. Notwithstanding anything in this Section 5.4 to the contrary, no such amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)

Subject to Section 5.4(a), the Corporation may, with the prior consent of the holders of Common Shares and the Independent Shareholders obtained as set forth below, at any time prior to the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally) provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by: (i) holders of Common Shares, and (ii) Independent Shareholders, present or represented at and entitled to be voted at a meeting of the holders of Common Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.

(c)

~~The~~Subject to subsection 5.4(a), the Corporation may, with the prior consent of the holders of Rights, at any time on or after the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto~~. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders and representing 50% plus one of the votes cast in respect thereof~~.

(d)

Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s by-laws and the Business Corporations Act with respect to meetings of shareholders of the Corporation.

(e)

Any amendments made by the Corporation to this Agreement pursuant to Section 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulation thereunder shall:

(i)

if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Section 5.4(b), confirm or reject such amendment;

(ii)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

5.5	Fractional Rights and Fractional Shares

(a)

The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time there shall be paid to the registered holders of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Section 3.l(b)) with regard to which fractional Rights would otherwise be issuable, an amount in cash (rounded to the nearest cent) equal to the same fraction of the Market Price of a whole Right in lieu of such fractional Rights as of the date such fractional Rights would otherwise be issuable.

(b)	The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash (rounded to the nearest cent) equal to the same fraction of the Market Price of one Common Share at the date of such exercise.

5.6	Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights, or Rights to which he is entitled, in the manner provided in this Agreement and in such holder’s Rights Certificate. Without limiting the foregoing or any remedies available to the holders of Rights it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7	Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting Shareholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights or otherwise, until such Rights, or Rights to which such holder is entitled, shall have been exercised in accordance with the provisions hereof.

5.8	Notices

Notices or demands to be given or made in connection with this Agreement by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by mail, postage prepaid or by fax or other form of recorded electronic communication (with, in the case of fax or other form of recorded electronic communication, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Corporation following the giving of the notice or demand by fax or other form of recorded electronic communication), addressed (until another address is filed in writing with the Rights Agent) as follows:

Tesco Corporation

~~6204—6A Street S.E.~~

~~Calgary, Alberta T2H 2B7~~

3993 W. Sam Houston Parkway No.

Suite 100

Houston, Texas, USA 77043

Attention:        President

Fax:                 (~~403~~713) ~~252-3362~~359-7000

Phone:             (~~403~~713) ~~233-0757~~359-7001

Notices or demands to be given or made in connection with this Agreement by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by mail, postage prepaid, or by fax or other form of recorded electronic communication (with, in the case of fax or other form of recorded electronic communication, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Rights Agent following the giving of the notice or demand by fax or other form of recorded electronic communication), addressed (until another address is filed in writing with the Corporation) as follows:

Computershare Trust Company of Canada

Suite ~~600, Western Gas Tower~~600

530 – 8th Avenue S.W.

Calgary, Alberta T2P 3S8

Attention:        General Manager

Fax:                 (403) 267-6529

Notices or demands to be given or made in connection with this Agreement by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for the Common Shares.

Any notice given or made in accordance with this Section 5.8 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of faxing or sending by other means of recorded electronic communication (provided such faxing or sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Corporation or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Corporation or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.8, give such notice by means of publication once in each of two successive weeks in the business section of the Financial Post or the national edition of the Globe and Mail and, if the Corporation has a transfer agent in the United States, in a daily publication in the United States designated by the Corporation, or in such other publication or publications as may be designated by the Corporation and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

5.9	Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.10	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.11	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.12	Descriptive Headings

Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

5.13	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Alberta and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.14	Language

Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou qui en découleront soient rédigés en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto and/or resulting therefrom be drawn up in the English language.

5.15	Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.16	Severability

If any term or provision hereof or the application thereof to any circumstance is, in any jurisdiction and to any extent, invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.17	Coming Into Effect

This Agreement replaces and supercedes the Amended and Restated Rights Plan Agreement and is effective and in full force and effect in accordance with its terms from and after the date hereof.

5.18	Reconfirmation

At or prior to the annual meeting of shareholders of the Corporation in the year ~~2008,~~2011, provided that a Flip-in Event has not occurred prior to such time (other than a Flip-in-Event which has been waived by the Board of Directors in accordance with the terms of this Agreement), the Board of Directors shall submit a resolution ratifying the continued existence of this Agreement until the termination of the annual meeting of shareholders of the Corporation in the year ~~2011~~2014 to the ~~Independent Shareholders~~holders of Common Shares for their consideration and, if thought advisable, approval. Unless a majority of the votes cast by: (i) the holders of Common Shares, and (ii) the Independent Shareholders, who vote in respect of such resolution are voted in favour of the continued existence of this Agreement until the termination of the annual meeting of shareholders of the Corporation in the year ~~2011, this Agreement and all outstanding Rights shall terminate and be of no further force and effect as at and after the termination of such annual meeting~~2014, the Board of Directors shall, immediately upon the confirmation of the results of the votes on such resolution and without further formality, be deemed to elect to redeem the Rights at the Redemption Price.

5.19	Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction in respect of such matter. Without limiting the generality of the foregoing, any issuance or delivery of debt or equity securities (other than non-convertible debt securities) of the Corporation upon the exercise of Rights and any amendment or supplement to this Agreement shall be subject to the prior consent of the Toronto Stock Exchange and any other stock exchange on which the Common Shares may then be listed.

5.20	Determinations and Actions by the Board of Directors

All actions and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith pursuant to or in connection with the administration of this Agreement, shall not subject any member of the Board of Directors to any liability whatsoever to the holders of the Rights.

5.21	Notice of Proposed Actions

In case the Corporation shall propose after the Separation Time and prior to the Expiration Time:

(a)	to effect or permit (in cases where the Corporation’s permission is required) any Flip-in Event; or

(b)	to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets,

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.8 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 10 Business Days prior to the date of taking of such proposed action by the Corporation.

5.22	Time of the Essence

Time shall be of the essence in this Agreement.

5.23	Declaration as to Non-Canadian Holders

In no event has the Corporation or the Rights Agent an obligation to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada in which jurisdiction such issue or delivery would be unlawful without registration of the relevant Persons, securities or issue or delivery for such purposes.

[NTD: Requires comments from US Counsel re: issuance of Rights to US residents.]

5.24	Amendment and Restatement

The Amended and Restated Rights Plan Agreement is effective and in full force and effect in accordance with its terms from and after March 14, 2002 and, is hereby amended and restated as set forth herein and is, as so amended and restated, ratified and confirmed by each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TESCO CORPORATION

Per:
Name: •
Title: •

Per:
Name: ~~Rob Van Walleghem~~James A. Lank
Title: General Counsel & Corporate Secretary

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:
Name: •
Title: •

EXHIBIT A

FORM OF RIGHTS CERTIFICATE

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. IN CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.l(b) OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR TRANSFEREES OF AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM, ~~MAY~~SHALL BECOME VOID.

Rights Certificate

This certifies that                                          or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder rights Plan Agreement dated as of July 9, 1996, as amended and restated on March 14, ~~2002 and as further amended and restated on~~2002, [May 13], ~~2005,~~2005 and •, 2008, as such may from time to time be amended~~,~~ or restated, (the “Rights Agreement”) between Tesco Corporation, a corporation incorporated under the laws of the Province of Alberta (the “Corporation”), and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, as rights agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the earlier of (i) the Termination Time (as such term is defined in the Rights Agreement) and (ii) the termination of the annual meeting of the Corporation in the year ~~2008~~2011 (or, if the continued existence of the Rights Agreement is ratified at such annual meeting by a resolution passed by a majority of votes cast by Independent Shareholders (as such term is defined in the Rights Agreement) who vote in respect thereof, the termination of the annual meeting of shareholders of the Corporation in the year ~~2011~~2014), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in Calgary, Alberta or in such other cities as may be designated by the Corporation from time to time. The Exercise Price shall initially be ~~CDN $100.00~~equal to three times the Market Price of one Common Share per Right and shall be subject to adjustment in certain events as provided for in the Rights Agreement.

In certain circumstances described in the Rights Agreement, the number of Common Shares which each Right entitles the registered holder thereof to purchase shall be adjusted as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal executive office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $.00001 per Right, subject to adjustment in certain events, under certain circumstances at its option.

No fractional Common Shares will be issued upon the exercise of any Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Date:

TESCO CORPORATION

By:
Authorized Officer

By:
Authorized Officer

Countersigned:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Officer

By:
Authorized Officer

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights represented by this Rights Certificate.)

FOR VALUE RECEIVED                                                               hereby sells, assigns and transfers to

(Please print name and address of transferee) the Rights represented by this Rights Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints                                      as attorney, to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated:

Signature Guaranteed:

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (all capitalized terms are used as defined in the Rights Agreement).

Dated:                                                                                                Signature:

NOTICE

In the event the certification set forth above in the Form of Election to Exercise is not completed upon exercise of the Right(s) evidenced hereby or in the event that the certification set forth above in the Form of Assignment is not completed upon the assignment of the Right(s) evidenced hereby, the Corporation will deem the Beneficial Owner of the Right(s) evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

(To be attached to each Rights Certificate)

FORM OF ELECTION TO EXERCISE

TO:        TESCO CORPORATION

The undersigned hereby irrevocably elects to exercise                                               whole Rights represented by the attached Rights Certificate to purchase the Common Shares (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares (or other securities or title to such property) be issued in the name of:

(Name)

(Street)

(City and State or Province)

(Country, Postal Code or Zip Code)

SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)

(Street)

(City and State or Province)

(Country, Postal Code or Zip Code)

SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER

Dated:

Signature Guaranteed:

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (all capitalized terms are used as defined in the Rights Agreement).

Dated:                                                                                                Signature:

NOTICE

In the event the certification set forth above in the Form of Election to Exercise is not completed upon exercise of the Right(s) evidenced hereby or in the event that the certification set forth above in the Form of Assignment is not completed upon the assignment of the Right(s) evidenced hereby, the Corporation will deem the Beneficial Owner of the Right(s) evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

[Tesco Logo]	[Computershare Logo]
Mr. Sam Sample	9th Floor, 100 University Avenue
123 Samples Street	Toronto, Ontario M5J 2Y1
Sampletown SS X9X 9X9	www.computershare.com

Security Class 123

Holder Account Number C1234567890 XXX

Form of Proxy – Annual General and Special Meeting to be held on May 20, 2008

This Form of Proxy is solicited by and on behalf of the Board and Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board and Management.

6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided.

Proxies submitted must be received by 2:30 pm, Central Time, on May 16, 2008.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

[Graphic] To vote Using the Telephone	[Graphic] To Vote Using the Internet
Call the number listed BELOW from a touch tone	Go to the following web site:
telephone.	www.computershare.com/proxy
1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 123456	HOLDER ACCOUNT NUMBER C1234567890	ACCESS NUMBER 12345

Mr. Sam Sample C1234567890 XXX 123
Appointment of Proxyholder
I/We, being holder(s) of Tesco Corporation hereby appoint(s):		Enter the name of the person you are
Julio M. Quintana, President and Chief Executive Officer, or failing him		appointing if this person is someone
James A. Lank, General Counsel and Corporate Secretary	OR	other than the foregoing _______________________

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Tesco Corporation to be held at the Crowne Plaza Houston Northwest, 12801 Northwest Freeway, Houston, Texas 77040 USA, on May 20, 2008 at 2:30 p.m. (Houston time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

The Board and Management recommend that you vote FOR all of the nominees listed below.

Nominees:
01	Fred J. Dyment	FOR	WITHHOLD
02	Gary L. Kott	FOR	WITHHOLD
03	Raymond Vance Milligan, Q.C.	FOR	WITHHOLD
04	Julio M. Quintana	FOR	WITHHOLD
05	Norman W. Robertson	FOR	WITHHOLD
06	Peter K. Seldin	FOR	WITHHOLD
07	Michael W. Sutherlin	FOR	WITHHOLD
08	Robert M. Tessari	FOR	WITHHOLD
09	Clifton T. Weatherford	FOR	WITHHOLD

2. Continuation of the Corporation’s Shareholder Rights Plan

Approval of a resolution to continue the Corporation’s shareholder rights plan under an amended and restated shareholder rights plan agreement and to approve the amended and restated shareholder rights plan agreement

The Board and Management recommend that you vote FOR the proposal.	FOR	AGAINST	ABSTAIN

3. Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP, a national public accounting firm, as Auditors of the Corporation and authorizing of the Directors to fix their remuneration.

	FOR	WITHHOLD

To vote in the Proxyholder’s discretion upon amendments or variations to the matters identified in the Notice of Annual General and Special Meeting set forth in the Proxy Statement and any other business which may properly come before the meeting or any adjournment thereof.

None of these proposals are related to or conditioned upon the approval of any other matter or proposal. All of these proposals are being proposed by the Corporation.

Authorized Signature(s) – This section must be completed
For your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting Instructions are indicated above, this Proxy will be voted as recommended by the Board and Management.

	Signature(s)	Date
	______________________________	/ /

Interim Financial Statements.	Annual Report

Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	Mark this box if you would NOT like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

[Tesco Logo]	[Computershare Logo]
Mr. Sam Sample	9th Floor, 100 University Avenue
123 Samples Street	Toronto, Ontario M5J 2Y1
Sampletown SS X9X 9X9	www.computershare.com

Security Class Common

Holder Account Number B1234567890 XXX

Intermediary XXX

Voting Instruction Form (“VIF”) – Annual General and Special Meeting to be held on May 20, 2008

NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

1.	We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above.

2.	We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.

3.	If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse).

4.	This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions (“instructions”) on behalf of the body corporate and the address for service of the body corporate.

5.	If this VIF is not dated, it will be deemed to bear the date on which it is mailed to you.

6.	When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided with this form for the meeting.

7.	This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.

8.	Should you wish to receive a legal form of proxy, please write to Computershare at the above indicated address and one will be sent to you by mail. Please remember that a legal proxy is subject to all the terms and conditions that apply to proxies as outlined in the documentation provided with this form including any cut-off time for receipt.

9.	Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf.

10.	By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.

11.	If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.

12.	This VIF should be read in conjunction with the accompanying documentation provided with this form.

VIFs submitted must be received by 2:30 pm, Central Time, on May 16, 2008.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

[Graphic] To Vote Using the Telephone	[Graphic] To Vote Using the Internet
Call the number listed BELOW from a touch tone	Go to the following web site:
telephone.	www.investorvote.com
1-866-734-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 123456	HOLDER ACCOUNT NUMBER B1234567890	ACCESS NUMBER

Mr. Sam Sample B1234567890 XXX 123
Appointment of Proxyholder
I/We being holder(s) of TESCO CORPORATION hereby appoint(s):		If you wish to attend in person or appoint
Julio M. Quintana, President and Chief Executive Officer, or failing him, James A. Lank, General Counsel and Corporate Secretary	OR	someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse)
_______________________________________

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Tesco Corporation to be held at the Crowne Plaza Houston Northwest, 12801 Northwest Freeway, Houston, Texas 77040 USA, on May 12, 2008 at 2:30 p.m. (Houston time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

The Board and Management recommend that you vote FOR all of the nominees listed below.

Nominees:
01	Fred J. Dyment	FOR	WITHHOLD
02	Gary L. Kott	FOR	WITHHOLD
03	Raymond Vance Milligan, Q.C.	FOR	WITHHOLD
04	Julio Manuel Quintana	FOR	WITHHOLD
05	Norman W. Robertson	FOR	WITHHOLD
06	Peter K. Seldin	FOR	WITHHOLD
07	Michael W. Sutherlin	FOR	WITHHOLD
08	Robert M. Tessari	FOR	WITHHOLD
09	Clifton T. Weatherford	FOR	WITHHOLD

2. Continuation of the Corporation’s Shareholder Rights Plan

Approval of a resolution to continue the Corporation’s shareholder rights plan under an amended and restated shareholder rights plan agreement and to approve the amended and restated shareholder rights plan agreement

The Board and Management recommend that you vote FOR the proposal.	FOR	AGAINST	ABSTAIN

3. Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP, a national public accounting firm, as Auditors of the Corporation and authorizing of the Directors to fix their remuneration.

	FOR	WITHHOLD

To vote in the Proxyholder’s discretion upon amendments or variations to the matters identified in the Notice of Annual General and Special Meeting set forth in the Proxy Statement and any other business which may properly come before the meeting or any adjournment thereof.

None of these proposals are related to or conditioned upon the approval of any other matter or proposal. All of these proposals are being proposed by the Corporation.

Authorized Signature(s) – This section must be completed
For your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.	Signature(s)	Date
	______________________________	/ /

Interim Financial Statements.	Annual Report

Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	Mark this box if you would NOT like to receive Annual Report and accompanying Management’s Discussion and Analysis by mail.	Mark this box if you wish to receive a legal form of Proxy (see Note #8 on reverse).

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

Tesco Corporation
3993 West Sam Houston Parkway North, Suite 100
Houston, TX 77043-1211USA
James A. Lank
General Counsel and Corporate Secretary
(713) 359-7104 tel
(713) 359-7110 fax